UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06431

MANAGERS TRUST II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2008 – DECEMBER 31, 2008 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Trust II Funds

December 31, 2008

Managers AMG Chicago Equity Partners Mid-Cap Fund

Managers AMG Chicago Equity Partners Balanced Fund

Managers High Yield Fund

Managers Fixed Income Fund

Managers Short Duration Government Fund

Managers Intermediate Duration Government Fund

AR002-1208

Managers Trust II Funds

Annual Report – December 31, 2008

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUNDS’ EXPENSES	4

INVESTMENT MANAGERS’ COMMENTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers AMG Chicago Equity Partners Mid-Cap Fund	6

Managers AMG Chicago Equity Partners Balanced Fund	12

Managers High Yield Fund	21

Managers Fixed Income Fund	31

Managers Short Duration Government Fund	43

Managers Intermediate Duration Government Fund	51

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	58

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	60

Fund balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	62

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	63

Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	67

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	77

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	89

TRUSTEES AND OFFICERS	90

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

2008 will go down in the history books as one of the most challenging investment periods in decades. Equities sank and Treasuries soared amid ongoing reports of deteriorating credit conditions and weakening economic growth in both the U.S. and abroad. The epicenter of the crisis continued to be in the financial sector, where escalating concerns about toxic mortgage assets culminated in a crisis of confidence in the strength of our most prominent financial institutions. As the trust that is so sorely needed between counterparties across the global financial system evaporated, so did the availability of credit. The scarce availability of credit, along with high levels of leverage, led to numerous firm mergers, bailouts and failures. While the total number of financial firm failures fell well short of levels reached during previous periods of crises, the casualties among the largest and most well-regarded corporations has been unprecedented. The list of firms included the likes of Bear Stearns, Lehman Brothers, Countrywide Financial, Washington Mutual, American International Group, Wachovia, Fannie Mae, Freddie Mac, Citigroup and others.

Meanwhile, the U.S. Government, along with other global leaders, took unprecedented steps to assist in resolving the credit crisis, contain the damage to real economies, and attempt to restore investor confidence. While the previous U.S. administration, via the Treasury and the Federal Reserve, acted aggressively in an attempt to alleviate the problems associated with the crisis, their efforts will likely require more time before we start to see meaningful results.

The impact of the credit crisis on the equity markets was widespread and severe across all market capitalizations. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -37.6%, -33.8% and -37.3%, respectively. In contrast to calendar year 2007, value indices outperformed their growth counterparts for the period, with the Russell 3000® Value Index falling -36.3% while the Russell 3000® Growth Index declining -38.4%. Within the Russell 3000® Index, all sectors declined sharply, with financials leading the way, dropping -49.8%, followed by materials, which fell -47.1%. The more defensive sectors such as consumer staples and health care held up the best, losing -16.6% and -23.4%, respectively.

Within the fixed income markets, performance varied notably along the credit spectrum, as higher-quality securities easily outperformed lower-quality issues. For the year, the Barclays Capital U.S. Government-Treasury Index gained +13.7% while the Barclays Capital U.S. High Yield Index returned -26.2%. Broader fixed income indexes held up reasonably well, with the Barclays Capital U.S. Aggregate Index and the Barclays Capital Global Aggregate Ex-U.S. Dollar Index gaining +5.2% and +4.4%, respectively.

Against this backdrop, the Managers AMG Chicago Equity Partners Mid Cap Fund, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund, Managers Fixed Income Fund, Managers Short Duration Government Fund and the Managers Intermediate Duration Government Fund (each a “Fund” and collectively the “Funds”), generated mostly disappointing absolute returns in this challenging environment, as detailed below.

Periods Ended 12/31/08		6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers AMG Chicago Equity Partners Mid-Cap Fund
-Class A	No Load	(38.83)%	(42.28)%	(14.15)%	(3.83)%	3.57%	6.07%	1/2/1997
-Class A	With Load	(42.36)%	(45.58)%	(15.83)%	(4.96)%	2.96%	5.55%	1/2/1997
-Class B	No Load	(39.05)%	(42.67)%	(14.81)%	(4.50)%	2.98%	4.06%	1/28/1998
-Class B	With Load	(42.10)%	(45.54)%	(15.61)%	(4.86)%	2.98%	4.06%	1/28/1998
-Class C	No Load	(39.09)%	(42.71)%	(14.87)%	(4.55)%	2.99%	3.39%	2/19/1998
-Class C	With Load	(39.69)%	(43.28)%	(14.87)%	(4.55)%	2.99%	3.39%	2/19/1998
-Institutional Class		(38.77)%	(42.13)%	(14.03)%	(3.59)%	3.98%	6.51%	1/2/1997
S&P Mid Cap 400 Index		(33.64)%	(36.23)%	(8.76)%	(0.08)%	4.46%	7.83%	1/2/1997

Letter to Shareholders (continued)

Periods Ended 12/31/08		6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers AMG Chicago Equity Partners Balanced Fund
-Class A	No Load	(14.50)%	(18.68)%	(1.09)%	2.00%	4.53%	6.18%	1/2/1997
-Class A	With Load	(19.43)%	(23.34)%	(3.01)%	0.79%	3.91%	5.65%	1/2/1997
-Class B	No Load	(14.90)%	(19.38)%	(1.88)%	1.27%	3.92%	4.22%	2/10/1998
-Class B	With Load	(19.12)%	(23.35)%	(2.82)%	0.89%	3.92%	4.22%	2/10/1998
-Class C	No Load	(14.89)%	(19.36)%	(1.86)%	1.27%	3.92%	4.16%	2/13/1998
-Class C	With Load	(15.74)%	(20.15)%	(1.86)%	1.27%	3.92%	4.16%	2/13/1998
-Institutional Class		(14.45)%	(18.51)%	(0.87)%	2.31%	4.96%	6.62%	1/2/1997
60% S&P 500/40% Barclays Capital U.S. Aggregate		(15.33)%	(20.91)%	(2.17)%	1.10%	1.97%	5.15%	1/2/1997

Managers High Yield Fund
-Class A	No Load	(28.53)%	(29.76)%	(7.25)%	(2.01)%	1.99%	2.39%	1/2/1998
-Class A	With Load	(31.60)%	(32.78)%	(8.59)%	(2.87)%	1.55%	1.99%	1/2/1998
-Class B	No Load	(28.78)%	(30.22)%	(7.98)%	(2.72)%	1.36%	1.35%	2/19/1998
-Class B	With Load	(32.16)%	(33.43)%	(8.74)%	(3.00)%	1.36%	1.35%	2/19/1998
-Class C	No Load	(28.73)%	(30.27)%	(7.99)%	(2.72)%	1.37%	1.34%	2/19/1998
-Class C	With Load	(29.41)%	(30.91)%	(7.99)%	(2.72)%	1.37%	1.34%	2/19/1998
-Institutional Class		(28.34)%	(29.54)%	(7.03)%	(1.71)%	2.43%	2.37%	3/2/1998
Barclays Capital U.S. Corporate High Yield		(25.18)%	(26.16)%	(5.59)%	(0.80)%	2.17%	N/A	1/2/1998

Managers Fixed Income Fund
-Class A	No Load	(10.43)%	(10.45)%	0.40%	1.84%	4.30%	4.93%	1/2/1997
-Class A	With Load	(14.27)%	(14.28)%	(1.04)%	0.96%	3.85%	4.55%	1/2/1997
-Class B	No Load	(10.79)%	(11.13)%	(0.37)%	1.14%	3.71%	3.90%	3/20/1998
-Class B	With Load	(15.13)%	(15.36)%	(1.24)%	0.81%	3.71%	3.90%	3/20/1998
-Class C	No Load	(10.70)%	(11.11)%	(0.34)%	1.13%	3.72%	4.03%	3/5/1998
-Class C	With Load	(11.57)%	(11.96)%	(0.34)%	1.13%	3.72%	4.03%	3/5/1998
-Institutional Class		(10.27)%	(10.23)%	0.66%	2.15%	4.75%	5.41%	1/2/1997
Barclays Capital U.S. Aggregate Bond Index		4.07%	5.24%	5.51%	4.65%	5.63%	6.25%	1/2/1997
Short Duration Government Fund		(2.26)%	(1.19)%	2.73%	2.61%	3.61%	4.36%	3/31/1992
Merrill Lynch Six-Month T-Bill Index		1.93%	3.58%	4.67%	3.65%	3.80%	4.27%	3/31/1992
Intermediate Duration Government Fund		0.82%	0.85%	3.92%	3.49%	4.81%	6.19%	3/31/1992
Citigroup Mortgage Index		6.51%	8.49%	6.87%	5.62%	6.10%	6.69%	3/31/1992

For the year ended December 31, 2008, the Managers AMG Chicago Equity Partners Mid Cap Fund (Institutional Class) returned -42.13% versus its benchmark, the S&P Mid Cap 400 Index, which returned -36.23%. 2008 was among the worst years in capital market history, with a global recession, constricting credit markets and astronomical market volatility challenging investors. The dislocations in the market over the past several quarters continue to place signi3 cant negative pressure on the top-rated stocks in the model utilized by the Funds’ subadvisor, Chicago Equity Partners, LLC. The majority of the Fund’s relative underperformance during the year was due to stock-selection results in three sectors; industrials, utilities, and financials. On a positive note, stock-selection results within the health care sector helped to modestly improve performance results.

For the year ended December 31, 2008, the Managers AMG Chicago Equity Partners Balanced Fund (Institutional Class) returned -18.51%. This compares to the blended Composite Index (comprised of 60% S&P 500, 40% Barclays Capital U.S. Aggregate) return of -20.91% for the year. For the majority of the year, the Fund was underweight equities until it moved to a neutral position in the fourth quarter. The majority of outperformance this year came from asset-allocation decisions, security selection in the equity portion, and a combination of security selection and avoidance of lower performing sectors in the fixed income portion.

Letter to Shareholders (continued)

For the year ended December 31, 2008, the Managers High Yield Fund (Institutional Class) returned -29.54%, compared with a return of -26.16% for the Barclays Capital U.S. Corporate High Yield Index. Last year was the worst year on record for the high yield market as absolute bond yields and spreads relative to comparable U.S. Treasuries reached record highs. The Fund’s disappointing absolute and relative returns were mostly due to poor security selection across several sectors. In particular, relative exposure to technology, consumer products, and chemicals hurt performance last year. Historically, the Fund’s investment style tends to add alpha versus the Index and its peers in trending environments, with negative performance when prices depreciate sharply, for example in September, October, and November of this past year. The Fund did have positive contributions from the telecommunications, gaming, and banking sectors, particularly during the latter half of December.

For the year ended December 31, 2008, Managers Fixed Income Fund (Institutional Class) returned -10.23% in 2008 compared with a return of +5.24% for the Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance relative to the Index during 2008 was primarily driven by an overweight in corporate bonds and a related underweight in U.S. Treasuries. Throughout the year, as yield spreads widened and valuations on corporate bonds declined, Loomis Sayles & Company, L.P. (“Loomis”), the Fund’s subadvisor, shifted the Fund’s assets away from Treasuries into corporate bonds. In hindsight, the timing of this shift was premature. A sizeable portion of the Fund’s corporate exposure is in BBB-rated securities, which are at the lower end of the investment-grade credit scale, and this hurt performance since there was a direct correlation between credit quality and performance throughout the year. Loomis still feels strongly that corporate bonds are severely undervalued and thinks that the Fund’s current allocation should be well positioned for strong excess performance as spreads narrow further. In addition to the sector-allocation decisions, security selection had a modest impact on performance. While exposure to the headline names was modest, the Fund did hold positions in Lehman Brothers, as well as Fannie Mae and Freddie Mac. Lastly, the Fund’s non-U.S. holdings were negatively impacted by the rally in the Dollar relative to most major currencies. The Dollar was pushed higher as investors view this as another safe haven.

For the year ended December 31, 2008, the Managers Short Duration Government Fund returned -1.19%, while the Merrill Lynch Six-Month Treasury Bill Index returned +3.58%. Most of the Fund’s underperformance for the year is attributed to the agency fixed-rate mortgages backed securities (MBS) exposure. While this sector was not subject to the credit risk of bonds backed by subprime mortgages, both 15-year and 30-year agency MBS widened 50 to 100 basis points in option-adjusted spreads, as interest in U.S. MBS from overseas investors dissipated. Additionally, the realized volatility in interest and mortgage rates dramatically increased, which elevated the hedging costs of these longer-maturity securities. Collateralized mortgage obligations (CMOs) accounted for the majority of the remaining underperformance, while agency interest-only (IO) returns also hampered performance due to the decrease in interest rates, which increased the refinance ability of conventional mortgages. Favorable effects from positioning the Fund with a bias to the front end of the yield curve partially mitigated the adverse effects from fixed-rate MBS and CMOs.

For the year ended December 31, 2008, the Managers Intermediate Duration Government Fund returned +0.85%, compared to +8.49% for its benchmark, the Citigroup Mortgage Index. Despite relatively modest exposure to non-agency adjustable rate mortgages (ARMs), this sector accounted for more than half of the underperformance of the portfolio. The vast majority of the rest of the underperformance came from exposure to other AAA-rated non-agency fixed-rate mortgages (FRMs) and collateralized mortgage obligations (CMOs). The Fund’s agency exposure faired relatively well in terms of its contribution to portfolio returns, with the exception of the agency interest-only (IO) positions. The dramatic decrease in interest rates, which increased the ability to refinance conventional mortgages, decreased the value of the IO positions. However, favorable effects from positioning the Fund with a bias to the front end of the yield curve partially mitigated the adverse effects of widening non-agency mortgage spreads.

The following report covers the year ended December 31, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner Managers Investment Group LLC

About Your Funds’ Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Six Months Ended December 31, 2008	Expense Ratio for the Period	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period*
Managers AMG Chicago Equity Partners Mid-Cap Fund Class A
Based on Actual Fund Return	1.24%	$1,000	$612	$5.02
Based on Hypothetical 5% Annual Return	1.24%	$1,000	$1,019	$6.29

Managers AMG Chicago Equity Partners Mid-Cap Fund Class B
Based on Actual Fund Return	1.99%	$1,000	$610	$8.05
Based on Hypothetical 5% Annual Return	1.99%	$1,000	$1,015	$10.08

Managers AMG Chicago Equity Partners Mid-Cap Fund Class C
Based on Actual Fund Return	1.99%	$1,000	$609	$8.04
Based on Hypothetical 5% Annual Return	1.99%	$1,000	$1,015	$10.08

Managers AMG Chicago Equity Partners Mid-Cap Fund Institutional Class
Based on Actual Fund Return	0.99%	$1,000	$612	$4.01
Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$5.03

Managers AMG Chicago Equity Partners Balanced Fund Class A
Based on Actual Fund Return	1.25%	$1,000	$855	$5.83
Based on Hypothetical 5% Annual Return	1.25%	$1,000	$1,019	$6.34

Managers AMG Chicago Equity Partners Balanced Fund Class B
Based on Actual Fund Return	2.00%	$1,000	$851	$9.31
Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.13

Managers AMG Chicago Equity Partners Balanced Fund Class C
Based on Actual Fund Return	2.00%	$1,000	$851	$9.31
Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.13

Managers AMG Chicago Equity Partners Balanced Fund Institutional Class
Based on Actual Fund Return	1.00%	$1,000	$856	$4.66
Based on Hypothetical 5% Annual Return	1.00%	$1,000	$1,020	$5.08

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2008	Expense Ratio for the Period	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period*
Managers High Yield Fund Class A
Based on Actual Fund Return	1.15%	$1,000	$715	$4.96
Based on Hypothetical 5% Annual Return	1.15%	$1,000	$1,019	$5.84

Managers High Yield Fund Class B
Based on Actual Fund Return	1.90%	$1,000	$712	$8.18
Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,016	$9.63

Managers High Yield Fund Class C
Based on Actual Fund Return	1.90%	$1,000	$713	$8.18
Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,016	$9.63

Managers High Yield Fund Institutional Class
Based on Actual Fund Return	0.90%	$1,000	$717	$3.88
Based on Hypothetical 5% Annual Return	0.90%	$1,000	$1,021	$4.57

Managers Fixed Income Fund Class A
Based on Actual Fund Return	0.84%	$1,000	$896	$4.00
Based on Hypothetical 5% Annual Return	0.84%	$1,000	$1,021	$4.27

Managers Fixed Income Fund Class B
Based on Actual Fund Return	1.59%	$1,000	$892	$7.56
Based on Hypothetical 5% Annual Return	1.59%	$1,000	$1,017	$8.06

Managers Fixed Income Fund Class C
Based on Actual Fund Return	1.59%	$1,000	$893	$7.57
Based on Hypothetical 5% Annual Return	1.59%	$1,000	$1,017	$8.06

Managers Fixed Income Fund Institutional Class
Based on Actual Fund Return	0.59%	$1,000	$897	$2.81
Based on Hypothetical 5% Annual Return	0.59%	$1,000	$1,022	$3.00

Managers Short Duration Government Fund
Based on Actual Fund Return	0.84%	$1,000	$977	$4.18
Based on Hypothetical 5% Annual Return	0.84%	$1,000	$1,021	$4.27

Managers Intermediate Duration Government Fund
Based on Actual Fund Return	0.89%	$1,000	$1,008	$4.49
Based on Hypothetical 5% Annual Return	0.89%	$1,000	$1,021	$4.52

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Portfolio Manager’s Comments

Managers AMG Chicago Equity Partners Mid-Cap Fund (the “Fund”) seeks long-term capital appreciation through a diversified portfolio of medium-capitalization U.S. companies. The Fund is subadvised by a team led by James Miller of Chicago Equity Partners, LLC (“CEP”). CEP has managed the Fund since December 2000.

The Portfolio Managers

James Miller and the investment team at CEP believe fundamentals drive stock prices. That is, companies with favorable valuations and earnings expectations will outperform their peers. They utilize a systematic ranking system to identify attractive stocks and construct their portfolios through a disciplined process that minimizes portfolio risks like sector, capitalization, and style exposures.

They use their proprietary model daily to evaluate the expectations, valuations, and quality attributes of 3,000 stocks. Over time they’ve refined this model, adding and deleting factors as well as changing their weightings, in an effort to consistently identify solid stocks by sector and industry.

CEP’s team of analysts reviews and confirms the model’s daily rankings, paying special attention to any changes in rank. Each analyst follows a specific sector, focusing on the timing and nature of earnings releases, legal and regulatory exposures of companies, and any other factors the model may not capture. The analysts use an objective, systematic approach to choose the best risk-adjusted stocks within their sector.

Once the analysts have identified stocks with the highest potential to outperform their peers, they construct portfolios that neutralize risk elements that are not consistently rewarded, such as style tilts, industry weightings, and market capitalization.

CEP’s analysts review the portfolios daily, meeting at least once per month on a formal basis, to evaluate portfolio holdings, monitor risk, and rebalance as necessary. Once any necessary trades are identified, they implement them using a mix of trading strategies designed to minimize commissions and market impact.

The result of CEP’s disciplined process is a portfolio of 125 to 250 securities that they believe will generate solid excess returns over the S&P MidCap 400 Index (the “Index”) at a moderate risk level.

The Year in Review

The Fund’s Institutional class returned -42.13% for 2008, versus the Index at -36.23%. 2008 was among the worst years in capital market history, with a global recession, constricting credit markets and astronomical market volatility challenging investors. The dislocations in the market over the past several quarters continue to be a significant cause of the model’s inverse behavior from top-ranked stocks.

The National Bureau of Economic Research (NBER) declared the United States formally entered a recession in December 2007. This recession already stands as one of the longest since World War II with annualized forecasted contractions for the fourth quarter of 2008 and the first quarter of 2009 are at levels not seen since the 1970s. Unemployment continued to rocket upward, hitting a 16-year high of 7.2% in December and many economists expect it could rise to more than 10% in 2009.

Housing prices maintained their free fall, with the S&P/Case-Shiller Home Price Index falling over 18% on a year-over-year basis since the third quarter of 2007. On a positive note, the National Association of Realtors reported the national supply of homes was 9.9 months, a 1.3 month improvement since September. Mortgage rates, as measured by the average 30-year conforming loan, tumbled to record lows, near 5.0%. Oil closed the year at just under $40, down nearly 70% from its all-time high of $147 per barrel in July. Plummeting oil prices, driven by a collapse in demand, led to the biggest retail gas price cut in the history of the market.

The Federal Reserve was extremely active in 2008. In the fourth quarter alone, the Fed eased by more than 200 basis points, after pushing the Federal funds rate to an all-time low “target range” of 0% to 0.25%. The Fed also implemented several unorthodox measures to help stimulate the economy, including purchasing mortgage-related and Treasury securities in an effort to push down long-term borrowing costs. Through the creation and expansion of lending programs, the Fed’s balance sheet has grown from approximately $900 billion to more than $2 trillion.

CEP expects its model to successfully discriminate top-performing stocks in a challenging environment, as investors typically focus on at least one of the factor groups (valuation, quality, momentum, growth). However, CEP did not experience these results from its mid-cap model/factor groups during 2008. The majority of the Fund’s relative underperformance during the year was due to stock-selection results in three sectors – industrials, utilities, and financials. On a positive note, stock-selection results within the health care sector helped to modestly improve performance results and sector allocations also helped relative performance. It is now becoming quite apparent that the challenges of the current environment are anything but “typical.” The convergence of several issues (such as years of excess liquidity, resulting in over-leveraging and increasing defaults, etc.) is now the center of attention. This has created an environment in which macro events are driving stock market performance rather than company-specific fundamentals. As a result, continued short-term performance volatility could be expected. CEP believes that the stocks it holds in the Fund are attractive and should outperform over the long term as the market returns to focus on fundamentals and not emotion.

Looking Forward

CEP’s research and experience have shown that periods of underperformance have been known to lead to longer periods of outperformance. The dislocations in the current market bring great opportunities for the future. CEP remains strong, it continues to have stability in its investment team, and its investment process has historically produced results.

Similar to our past experiences, CEP is confident that the market will return to a focus on long-term fundamentals. The Fund, with its emphasis on quality, will likely again generate performance results consistent with those CEP has demonstrated throughout its longstanding history.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, as of January 26, 2009.

Cumulative Total Return Performance

Mid-Cap’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P MidCap 400 Index is the most widely used index for mid-size companies and covers approximately 7% of the U.S. equities market. The Index assumes reinvestment of dividends. Unlike the Fund, the Index is unmanaged, is not available for investment and does not incur expenses. This chart

Managers AMG Chicago Equity Partners Mid-Cap Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

compares a hypothetical $10,000 investment made in the Fund’s Class A Shares on December 31, 1998, with a $10,000 investment made in the S&P Mid Cap 400 for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses.

The table below shows the average annualized total returns for the Mid-Cap Fund and the S&P Mid Cap 400 Index from December 31, 1998 through December 31, 2008.

Average Annual Total Returns[1]			1 Year	5 Years	10 Years	Inception Date
Mid-Cap[2,3]	-Class A	No Load	(42.28)%	(3.83)%	3.57%	01/02/97
	-Class A	With Load	(45.58)%	(4.96)%	2.96%	01/02/97
	-Class B	No Load	(42.67)%	(4.50)%	2.98%	01/28/98
	-Class B	With Load	(45.54)%	(4.86)%	2.98%	01/28/98
	-Class C	No Load	(42.71)%	(4.55)%	2.99%	02/19/98
	-Class C	With Load	(43.28)%	(4.55)%	2.99%	02/19/98
	-Institutional Class	No Load	(42.13)%	(3.59)%	3.98%	01/02/97
S&P Mid Cap 400 Index			(36.23)%	(0.08)%	4.46%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2008. All returns are in U.S. dollars($).

[2]

The Fund is subject to risks associated with investments in mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on a limited number of products.

[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Fund Snapshots

December 31, 2008

Portfolio Breakdown

Industry	Mid-Cap**	S&P Mid Cap 400 Index
Financials	20.7%	20.4%
Information Technology	15.3%	13.1%
Consumer Discretionary	14.3%	14.0%
Industrials	12.1%	14.3%
Health Care	10.9%	11.3%
Utilities	8.8%	8.8%
Energy	6.2%	6.3%
Materials	5.9%	6.7%
Consumer Staples	4.6%	4.5%
Telecommunication Services	1.2%	0.6%
Other Assets and Liabilities	0.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
Arch Capital Group, Ltd.	2.2%
Alliant Energy Corp.	1.9
Ross Stores, Inc.	1.9
AGCO Corp.*	1.8
BJ’s Wholesale Club, Inc.	1.6
Mack-Cali Realty Corp.	1.6
Flowserve Corp.*	1.5
Sybase, Inc.	1.4
Energen Corp.*	1.4
Owens & Minor, Inc.	1.4

Top Ten as a Group	16.7%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Schedule of Portfolio Investments

December 31, 2008

	Shares		Value
Common Stocks—100.0%
Consumer Discretionary—14.3%
Aeropostale, Inc.*	10,600		$170,660
Blyth, Inc.	11,700		91,728
Bob Evans Farms, Inc.	10,600		216,558
Borg Warner, Inc.	6,200		134,974
Callaway Golf Co.	6,300		58,527
Corinthian Colleges, Inc.*	5,000		81,850
DeVry, Inc.	5,200		298,532
Dollar Tree, Inc.*	6,000		250,800
Foot Locker, Inc.	15,700		115,238
Hasbro, Inc.	7,200		210,024
ITT Educational Services, Inc.*	1,400		132,972
Jarden Corp.*	7,900		90,850
Leggett & Platt, Inc.	10,200		154,938
Lennar Corp., Class A	12,200		105,774
Marvel Entertainment, Inc.*	6,600		202,950
Net3ix, Inc.*	6,700	[2]	200,263
NVR, Inc.*	300		136,875
priceline.com, Inc.*	1,400		103,110
Ross Stores, Inc.	19,600		582,708
Scholastic Corp.	9,600		130,368
Strayer Education, Inc.	1,900		407,379
Toll Brothers, Inc.*	7,400		158,582
Tupperware Brands Corp.	5,400		122,580
Warnaco Group, Inc., The*	8,000		157,040
Weight Watchers International, Inc.	5,700		167,694
Total Consumer Discretionary			4,482,974
Consumer Staples—4.6%
BJ’s Wholesale Club, Inc.*	14,300		489,918
Brown—Forman Corp., Class B	1,700		87,533
Corn Products International, Inc.	7,000		201,950
Hansen Natural Corp.*	2,500	[2]	83,825
Herbalife, Ltd.	7,300		158,264
Hormel Foods Corp.	8,400		261,072
Lancaster Colony Corp.	4,200		144,060
Total Consumer Staples			1,426,622
Energy—6.2%
Bill Barrett Corp.*	5,400		114,102
Cimarex Energy Co.	12,600		337,428
Encore Acquisition Co.*	5,200		132,704
FMC Technologies, Inc.*	12,100		288,343
Helmerich & Payne, Inc.	5,300		120,575
Mariner Energy, Inc.*	5,900		60,180
Noble Energy, Inc.	2,300		113,206
Oil States International, Inc.*	6,300		117,747
Overseas Shipholding Group, Inc.	2,800		117,908
Pride International, Inc.*	4,700		75,106
Sunoco, Inc.	6,100		265,106
Tidewater, Inc.	4,900		197,323
Total Energy			1,939,728
Financials—20.7%
Annaly Capital Management, Inc.	18,900	[2]	299,943
Apartment Investment & Management Co.	552		6,376
Apollo Investment Corp.	15,400		143,374
Arch Capital Group, Ltd.*	9,700		679,970
Associated Bank Corp.	18,700	[2]	391,391
Astoria Financial Corp.	10,500		173,040
Axis Capital Holdings, Ltd.	3,500		101,920
Bank of Hawaii Corp.	8,800		397,496
Capitol Federal Financial	3,900		177,840
Cullen/Frost Bankers, Inc.	3,100		157,108
Digital Realty Trust, Inc.	6,900		226,665
Federal Realty Investment Trust	3,000	[2]	186,240
Health Care REIT, Inc.	3,600	[2]	151,920
Hospitality Properties Trust	24,100		358,367
HRPT Properties Trust	50,100		168,837
Investors Bancorp, Inc.*	10,400		139,672
Mack-Cali Realty Corp.	19,900		487,550
Nationwide Health Properties, Inc.	6,900		198,168
New York Community Bancorp, Inc.	6,300		75,348
PartnerRe Ltd.	3,900	[2]	277,953
Platinum Underwriter Holdings, Ltd.	4,700		169,576
Potlatch Corp.	14,400		374,544
Raymond James Financial, Inc.	20,000	[2]	342,600
Reinsurance Group of America, Inc.	3,700		158,434
SL Green Realty Corp.	5,000	[2]	129,500
Stancorp Financial Group, Inc.	5,100		213,027
Westamerica Bancorporation	5,500	[2]	281,325
Total Financials			6,468,184
Health Care—10.9%
Advanced Medical Optics, Inc.*	21,400	[2]	141,454

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care—10.9% (continued)
Facet Biotech Corp.*	4,360		$41,812
Gen-Probe, Inc.*	3,800		162,792
Health Management Associates, Inc.*	43,000		76,970
Health Net, Inc.*	30,200		328,878
Kindred Healthcare, Inc.*	14,500		188,790
Life Technologies Corp.*	14,706		342,797
Lifepoint Hospitals, Inc.*	12,200	[2]	278,648
Lincare Holdings, Inc.*	5,200		140,036
Masimo Corp.*	3,400		101,422
Omnicare, Inc.	8,600		238,736
Owens & Minor, Inc.	11,600		436,740
PDL BioPharma, Inc.*	21,800		134,724
ResMed, Inc.*	5,000		187,400
Techne Corp.	3,500		225,820
Valeant Pharmaceuticals International*	17,500	[2]	400,750
Total Health Care			3,427,769
Industrials—12.1%
Acuity Brands, Inc.	4,500		157,095
AGCO Corp.*	23,300		549,647
Alaska Airgroup, Inc.*	5,800		169,650
Alliant Techsystems, Inc.*	2,200	[2]	188,672
Brink’s Co., The	10,200		274,176
Bucyrus International, Inc.	7,800		144,456
Flowserve Corp.	8,800		453,200
GrafTech International, Ltd.*	6,400		53,248
Granite Construction, Inc.	3,400	[2]	149,362
Jacobs Engineering Group, Inc.*	3,100		149,110
Joy Global, Inc.	13,300		304,437
KBR, Inc.	14,700		223,440
Lincoln Electric Holdings, Inc.	4,100		208,813
Oshkosh Truck Corp.	12,900		114,681
Wabtec Corp.	6,500		258,375
Werner Enterprises, Inc.	23,300	[2]	404,022
Total Industrials			3,802,384
Information Technology—15.3%
3Com Corp.*	55,200		125,856
ACI Worldwide, Inc.*	5,300		84,270
Affiliated Computer Services, Inc.*	1,900		87,305
Alliance Data Systems Corp.*	4,500		209,385
Amkor Technology, Inc.*	34,000		74,120
ANSYS, Inc.*	3,100		86,459
Arrow Electronics, Inc.*	2,925		55,107
Atmel Corp.*	29,400		92,022
Avnet, Inc.*	9,800		178,458
Broadridge Financial Solutions, Inc.	6,700		84,018
DST Systems, Inc.*	4,600	[2]	174,708
F5 Networks, Inc.*	5,700		130,302
FLIR Systems, Inc.*	4,700		144,196
Gartner, Inc.*	5,300		94,499
Global Payments, Inc.	3,900		127,881
Hewitt Associates, Inc., Class A*	14,800		420,024
Ingram Micro, Inc., Class A*	30,200		404,378
Lender Processing Services, Inc.	3,700		108,965
Lexmark International, Inc.*	4,300		115,670
ManTech International Corp., Class A*	1,600		86,704
Metavante Technologies, Inc.*	7,300		117,603
NCR Corp.*	22,500		318,150
Plantronics, Inc.	9,200		121,440
SAIC, Inc.*	9,100		177,268
Silicon Laboratories, Inc.*	7,800		193,284
Sohu.com, Inc.*	2,600		123,084
Sybase, Inc.*	18,100		448,337
Tech Data Corp.*	10,900		194,456
Western Digital Corp.*	9,700		111,065
Wind River Systems, Inc.*	11,000		99,330
Total Information Technology			4,788,344
Materials—5.9%
CF Industries Holdings, Inc.	1,500		73,740
Clearwater Paper Corp.*	1,614		13,541
Compass Minerals International, Inc.	3,700		217,042
Crown Holdings, Inc.*	9,400		180,480
FMC Corp.	9,300		415,989
MeadWestvaco Corp.	7,500		83,925
Olin Corp.	17,000		307,360
Terra Industries, Inc.	12,100		201,707
The Valspar Corp.	5,900		106,731
Worthington Industries, Inc.	22,400		246,848
Total Materials			1,847,363
Telecommunication Services—1.2%
CenturyTel, Inc.	5,600		153,048
Telephone & Data Systems, Inc.	7,200		228,600
Total Telecommunication Services			381,648

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Utilities—8.8%
Alliant Energy Corp.	20,800		$606,944
Energen Corp.	14,900		437,017
Hawaiian Electric Industries, Inc.	15,800		349,812
Idacorp, Inc.	6,200		182,590
Nicor, Inc.	2,400	[2]	83,376
Piedmont Natural Gas Co.	8,800		278,696
Puget Energy, Inc.	4,300		117,261
Vectren Corp.	10,300		257,603
Wisconsin Energy Corp.	10,300		432,394
Total Utilities			2,745,693
Total Common Stocks (cost $41,973,794)			31,310,709
Other Investment Companies—9.1%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	2,571,005		2,571,005
BNY Institutional Cash Reserves Fund, Series B*[3,10]	159,721		14,375
BNY Institutional Cash Reserves Fund, Series C*[3,11]	116,065		116,065
Dreyfus Cash Management Fund, Institutional Class Shares, 1.53%[12]	139,964		139,964
Total Other Investment Companies (cost $2,986,755)			2,841,409
Total Investments—109.1% (cost $44,960,549)			34,152,118
Other Assets, less Liabilities—(9.1)%			(2,836,234)
Net Assets—100.0%			$31,315,884

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments

For 2008, the Managers AMG Chicago Equity Partners Balanced Fund (Institutional class) (the “Fund”) returned -18.51%, compared with the blended Composite Index (comprised of 60% S&P 500 & 40% Barclays Capital U.S. Aggregate) return of -20.91%. For the majority of the year, the Fund was underweight equities until Chicago Equity Partners LLC (“CEP”), the Fund’s subadvisor, moved to a neutral position in the fourth quarter. The majority of outperformance this year came from CEP’s asset allocation decisions, security selection in the equity portion, and a combination of security selection and avoidance of lower performing sectors in the fixed income portion.

The National Bureau of Economic Research (NBER) declared that the United States formally entered a recession in December 2007. This recession already stands as one of the longest since World War II, with annualized forecasted contractions for the fourth quarter of 2008 and the first quarter of 2009 at levels not seen since the 1970s. Unemployment continued to rocket upward, hitting a 16-year high of 7.2% in December and many economists expect it could rise to more than 10% in 2009.

The U.S. Federal Reserve was extremely active in 2008. In the fourth quarter alone, the Fed eased by more than 200 basis points, pushing the Federal funds rate to an all-time low “target range” of 0% and 0.25%. The Fed also implemented several unorthodox measures to help stimulate the economy, including purchasing mortgage-related and Treasury securities in an effort to push down long-term borrowing costs. Through the creation and expansion of lending programs, the Fed’s balance sheet has grown from approximately $900 billion to more than $2 trillion. Consumer confidence plunged to the lowest reading since the survey’s creation in 1987. November retail sales sank 7.4% on a year-over-year basis, led by cratering auto sales. Excluding auto sales, retail sales still were down 2.9%, the first negative reading since 1987. The automakers received a $14 billion “bridge loan” from the government in an effort to stave off bankruptcy.

The S&P 500 returned -37.0% in 2008, its worst year since 1931’s 43.3% loss. No sector produced positive returns in 2008, and the well-publicized problems in the financial industry led to a return of -55.3% for the financials sector. Operating earnings remained in negative territory on a year-over-year basis, with a trailing one-year figure of -20.6% on a per-share basis. Additionally, 2008 saw increased volatility that peaked in the fourth quarter, where the S&P 500 experienced intraday moves greater than 1% during more than 80% of the trading days. The year did end on a positive note, though, with the S&P 500 rallying 13.3% between November 21 and the end of the year.

The equity portion of the Fund outperformed its benchmark for the year. Over the last twelve months, the large-cap model successfully discriminated between the highest- and lowest-ranked names. The market rewarded quality, momentum, and growth factors, while the model’s valuation factors were negative for most of 2008 until price-to-earnings and price-to-book showed great performance in December.

The Fund’s overall relative performance benefited both from the stocks that it owned, as well as CEP’s successful avoidance of many lower-quality names. The Fund saw broad contributions to returns from a wide number of stocks over the trailing one year, with CEP’s model discriminating well. The Fund’s equity holdings in the financials sector were the biggest contributor to relative performance. Conversely, the Fund’s consumer staples stocks hurt relative performance and trailed those in the Index.

The fixed income markets saw unprecedented corporate spread levels, declining rates and a significant “steepening” of the yield curve in 2008. Interest rates continued to fall during the fourth quarter, and the 90-day Treasury bill briefly traded at negative yields. This indicates investors were willing to take no return in exchange for the backing of the U.S. Government. Corporate spreads hit an all-time high of 618 basis points (6.18%) on December 3, while high-yield spreads, as measured by the Merrill Lynch High Yield Master II, finished 2008 at 1812 basis points (18.12%), an all-time high. Although the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index returned 5.2% in 2008, the underlying sectors experienced a massive return divergence. The Barclays Capital U.S. Aggregate’s Treasury component returned 13.7%, while its corporate sector provided a return of -4.9%.

With regard to the fixed income portion of the portfolio, the biggest contributor to excess returns in 2008 was attributable to security selection. In the fourth quarter, corporate spreads continued to widen to all-time highs and we began to increase our corporate credit allocation by adding high-quality names during the quarter. CEP maintained a yield advantage to the benchmark mainly through agency-backed mortgage exposure, while extending the duration of the Fund slightly by purchasing longer-maturity Treasuries. The Fund’s agency and mortgage-backed securities holdings also helped increase the yield of the portfolio. CEP added to these positions in the fourth quarter. The Fund’s underweight to Commercial Mortgage Backed Securities (CMBS) had a positive impact and the avoidance of holdings in Lehman Brothers, AIG, and Washing-ton Mutual significantly aided performance in 2008.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, as of January 26, 2009.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The benchmark is a combination of the S&P 500 Index and the Barclays Capital U.S. Aggregate Index (formerly the Lehman Brothers U.S. Aggregate Index). The S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Barclays Capital U.S. Aggregate Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index are unmanaged, are not available for investment, and do not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on December 31, 1998, to a $10,000 investment made in the benchmark for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods

Managers AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Balanced Fund and 60% S&P 500 / 40% Barclays Capital U.S. Aggregate Index from December 31, 1998 through December 31, 2008.

Average Annual Total Returns[1]			1 Year	5 Years	10 Years	Inception Date
Balanced[2,3]	-Class A	No Load	(18.68)%	2.00%	4.53%	01/02/97
	-Class A	With Load	(23.34)%	0.79%	3.91%	01/02/97
	-Class B	No Load	(19.38)%	1.27%	3.92%	02/10/98
	-Class B	With Load	(23.35)%	0.89%	3.92%	02/10/98
	-Class C	No Load	(19.36)%	1.27%	3.92%	02/13/98
	-Class C	With Load	(20.15)%	1.27%	3.92%	02/13/98
	-Institutional Class	No Load	(18.51)%	2.31%	4.96%	01/02/97
60% S&P 500 Index & 40% Barclays Capital U.S. Aggregate Index			(20.91)%	1.10%	1.97%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2008. All returns are in U.S. dollars($).

[2]	The Fund is subject to risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay their creditors.
[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers AMG Chicago Equity Partners Balanced Fund

Fund Snapshots

December 31, 2008

Portfolio Breakdown

Industry	Balanced**
U. S. Government and Agency Obligations	28.1%
Industrials	10.8%
Financials	10.3%
Information Technology	9.5%
Health Care	8.5%
Consumer Staples	7.7%
Energy	7.6%
Consumer Discretionary	4.8%
Utilities	3.9%
Telecommunication Services	2.1%
Materials	1.7%
Asset-Backed Securities	1.1%
Mortgage-Backed Securities	0.7%
Other Assets and Liabilities	3.2%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
FNMA, 5.500%, 02/01/37*	7.2%
FNMA, 5.000%, 02/01/36*	5.0
Exxon Mobil Corp.*	3.7
FNMA, 6.000%, 03/01/37*	3.4
U.S. Treasury Notes, 5.250%, 02/15/29	3.0
Johnson & Johnson*	2.3
FHLMC, 4.375%, 07/17/15*	2.2
Pfizer, Inc.	1.9
Hewlett-Packard Co.	1.7
FNMA, 4.500%, 09/01/35*	1.6

Top Ten as a Group	32.0%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments

December 31, 2008

Security Description	Shares		Value
Common Stocks—58.3%
Consumer Discretionary—4.8%
Apollo Group, Inc., Class A*	1,100		$84,282
Big Lots, Inc.*	1,500		21,735
Comcast Corp., Class A	8,000		135,040
Genuine Parts Co.	500		18,930
H&R Block, Inc.	1,900		43,168
Leggett & Platt, Inc.	5,100		77,469
McDonald’s Corp.	4,050		251,869
Omnicom Group, Inc.	2,400		64,608
Ross Stores, Inc.	3,200		95,136
TJX Cos., Inc., The	6,350		130,620
Walt Disney Co., The	4,150		94,164
Total Consumer Discretionary			1,017,021
Consumer Staples—7.7%
Altria Group, Inc.	5,320		80,119
Archer-Daniels-Midland Co.	2,500		72,075
Avon Products, Inc.	4,350		104,530
Bunge, Ltd.	2,100	[2]	108,717
Colgate-Palmolive Co.	700		47,978
Herbalife, Ltd.	4,000		86,720
Kroger Co., The	6,250		165,062
Lorillard, Inc.	800		45,081
Pepsi Bottling Group, Inc.	2,900		65,279
PepsiCo, Inc.	3,650		199,910
Philip Morris International, Inc.	2,820		122,698
Procter & Gamble Co., The	2,414		149,233
Sysco Corp.	4,300		98,642
Wal-Mart Stores, Inc.	5,200		291,512
Total Consumer Staples			1,637,556
Energy—7.6%
Chevron Corp.	1,050		77,668
Cimarex Energy Co.	3,000		80,340
ConocoPhillips Co.	2,100		108,780
Devon Energy Corp.	1,600		105,136
Ensco International, Inc.	2,600		73,814
Exxon Mobil Corp.	9,820		783,931
FMC Technologies, Inc.*	3,200		76,256
Massey Energy Co.	5,100		70,329
Southwestern Energy Co.*	1,100		31,867
Tesoro Corp.	6,200		81,654

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Energy—7.6% (continued)
Tidewater, Inc.	2,000	$80,540
Valero Energy Corp.	2,800	60,592
Total Energy		1,630,907
Financials—7.8%
Aflac, Inc.	2,000	91,680
Annaly Capital Management, Inc.	4,100	65,067
Bank of America Corp.	5,300	74,624
Bank of Hawaii Corp.	1,900	85,823
Boston Properties, Inc.	1,000	55,000
Charles Schwab Corp., The	5,500	88,935
Chubb Corp., The	4,650	237,150
Citigroup, Inc.	6,600	44,286
Goldman Sachs Group, Inc.	1,650	139,244
Health Care REIT, Inc.	1,900	80,180
JPMorgan Chase & Co.	8,298	261,636
Merrill Lynch & Co., Inc.	5,100	59,364
Northern Trust Corp.	2,300	119,922
Raymond James Financial, Inc.	1,600	27,408
SunTrust Banks, Inc.	1,900	56,126
UnumProvident Corp.	2,800	52,080
Wells Fargo & Co.	4,500	132,660
Total Financials		1,671,185
Health Care—8.5%
Abbott Laboratories Co.	1,700	90,729
AmerisourceBergen Corp.	4,900	174,734
Amgen, Inc.*	3,800	219,450
Baxter International, Inc.	950	50,910
Express Scripts, Inc.*	2,600	142,948
Genentech, Inc.*	450	37,310
Gilead Sciences, Inc.*	1,900	97,166
Humana, Inc.*	2,700	100,656
Johnson & Johnson	8,330	498,384
Pfzer, Inc.	23,290	412,466
Total Health Care		1,824,753
Industrials—6.0%
AGCO Corp.*	7,000	165,130
Emerson Electric Co.	7,750	283,727
Fluor Corp.	2,900	130,123
Grainger (W.W.), Inc.	1,900	149,796
Honeywell International, Inc.	1,100	36,113
Lockheed Martin Corp.	2,450	205,996

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Industrials—6.0% (continued)
Norfolk Southern Corp.	2,500	$117,625
Raytheon Co.	2,400	122,496
Southwest Airlines Co.	8,000	68,960
Total Industrials		1,279,966
Information Technology—9.5%
Accenture Ltd., Class A	7,450	244,286
Activision Blizzard, Inc.*	4,200	36,288
Adobe Systems, Inc.*	5,200	110,708
Altera Corp.	7,100	118,641
Hewitt Associates, Inc., Class A*	4,800	136,224
Hewlett-Packard Co.	9,950	361,086
Intel Corp.	10,300	150,998
International Business Machines Corp.	1,550	130,448
Juniper Networks, Inc.*	5,500	96,305
MasterCard, Inc., Class A	450	64,318
Microsoft Corp.	7,900	153,576
NCR Corp.*	5,350	75,649
QUALCOMM, Inc.	4,100	146,903
Symantec Corp.*	7,400	100,048
Tech Data Corp.*	4,300	76,712
Yahoo!, Inc.*	1,600	19,520
Total Information Technology		2,021,710
Materials—1.7%
AK Steel Holding Corp.	4,400	41,008
FMC Corp.	2,800	125,244
Mosaic Co., The	3,400	117,640
Owens-Illinois, Inc.*	2,700	73,791
Total Materials		357,683
Telecommunication Services—2.1%
CenturyTel, Inc.	2,300	62,859
Telephone & Data Systems, Inc.	2,600	82,550
Verizon Communications, Inc.	5,650	191,535
Windstream Corp.	13,400	123,280
Total Telecommunication Services		460,224
Utilities—2.6%
Alliant Energy Corp.	8,050	234,899
Dominion Resources, Inc.	6,950	249,088
Energen Corp.	2,400	70,392
Total Utilities		554,379
Total Common Stocks (cost $14,460,625)		12,455,384

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Asset-Backed Securities—1.1%
Harley-Davidson Motorcycle Trust 2006-2, Class A2, 5.350%, 03/15/13	$151,867		$147,884
John Deere Owner Trust 2007, Class A4, 5.070%, 04/15/14	100,000		95,287
Total Asset-Backed Securities (cost $251,748)			243,171
Mortgage-Backed Securities—0.7%
Bank of America Commercial Mortgage Inc., Series 2004-3, Class A3, 4.875%, 06/10/39	46,585		46,169
GE Capital Commercial Mortgage Corp., 4.970%, 08/11/36	29,277		28,080
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 04/10/37	90,000		81,826
Total Mortgage-Backed Securities (cost $165,431)			156,075
U.S. Government and Agency Obligations—28.1%
Federal Home Loan Mortgage Corporation—3.9%
FHLMC, 4.375%, 07/17/15	435,000	[2]	477,321
FHLMC, 4.500%, 01/15/14	90,000	[2]	99,383
FHLMC, 5.000%, 12/01/20 to 12/15/22	252,062		257,575
Total Federal Home Loan Mortgage Corporation			834,279
Federal National Mortgage Association—21.2%
FNMA, 4.000%, 10/01/20 to 12/01/21	75,749		76,699
FNMA, 4.375%, 04/15/15	41,977		42,448
FNMA, 4.500%, 11/01/19 to 09/01/35	440,490		448,518
FNMA, 5.000%, 02/01/36	1,044,697		1,068,247
FNMA, 5.500%, 02/01/22 to 02/01/37	1,565,876		1,607,675
FNMA, 6.000%, 03/01/37 to 08/01/37	944,165		973,256
FNMA, 6.500%, 03/01/37	294,106		305,870
Total Federal National Mortgage Association			4,522,713
United States Treasury Securities—3.0%
U.S. Treasury Notes, 5.250%, 02/15/29	480,000		636,675
Total U.S. Government and Agency Obligations (cost $5,764,848)			5,993,667
Corporate Bonds—8.6%
Financials—2.5%
Bank of America Corp., 5.750%, 12/01/17	55,000		55,009
Berkshire Hathaway Finance Corp., 4.850%, 01/15/15	85,000		85,253
Chubb Corp., The, 6.500%, 05/15/38	25,000		23,942
Citigroup, Inc., 5.500%, 04/11/13	50,000		48,730
General Electric Capital Corp., Series MTNA, 6.750%, 03/15/32	32,000		34,125
Goldman Sachs Group, Inc., 5.950%, 01/18/18	45,000		42,741
JPMorgan Chase & Co., 6.000%, 01/15/18	60,000		63,442
Marsh & McLennan Companies, Inc., 5.375%, 07/15/14	20,000		17,764
Merrill Lynch & Co., Inc., 5.450%, 02/05/13	30,000		28,863
Travelers Companies, Inc., The, 5.375%, 06/15/12	40,000		39,944
U.S. Bank NA, 4.950%, 10/30/14	70,000		70,898
Wachovia Bank, NA, 5.850%, 02/01/37	25,000		24,489
Total Financials			535,200

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials—4.8%
Abbott Laboratories, 5.875%, 05/15/16	$48,000	$52,065
Altria Group, Inc., 8.500%, 11/10/13	15,000	15,551
Archer-Daniels-Midland Co., 5.450%, 03/15/18	45,000	44,373
AT&T, Inc., 5.100%, 09/15/14	65,000	63,972
Burlington Northern Santa Fe Corp., 5.900%, 07/01/12	35,000	34,606
Cardinal Health, Inc., 5.500%, 06/15/13	25,000	23,656
Coca-Cola Enterprises, Inc., 7.375%, 03/03/14	30,000	32,979
Comcast Corp., 5.875%, 02/15/18	20,000	18,985
E.I. du Pont de Nemours & Co., 5.000%, 01/15/13	40,000	40,398
GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	25,000	28,346
Hewlett-Packard Co., 4.500%, 03/01/13	55,000	55,882
Honeywell International, Inc., 4.250%, 03/01/13	55,000	54,946
IBM Corp., 4.750%, 11/29/12	60,000	62,022
Kellogg Co., 7.450%, 04/01/31	25,000	30,636
Kimberly-Clark Corp., 6.125%, 08/01/17	40,000	42,687
Kraft Foods, Inc., 6.875%, 01/26/39	25,000	25,124
Kroger Co., 6.750%, 04/15/12	40,000	40,404
Lockheed Martin Corp., 7.650%, 05/01/16	65,000	75,023
McDonald’s Corp., 4.300%, 03/01/13	40,000	40,881
McDonald’s Corp., 6.300%, 10/15/37	25,000	27,542
Northrop Grumman Corp., 7.750%, 02/15/31	25,000	30,619
TransCanada Pipelines Ltd., 4.875%, 01/15/15	45,000	40,806
Union Pacific Corp., 6.250%, 05/01/34	23,000	21,739
United Parcel Service, Inc., 6.200%, 01/15/38	25,000	27,659
Verizon Communications, Inc., 6.400%, 02/15/38	20,000	21,346
Wal-Mart Stores, Inc., 6.500%, 08/15/37	25,000	29,788
Wyeth Co., 5.500%, 03/15/13	40,000	40,783
Total Industrials		1,022,818
Utilities—1.3%
Consolidated Edison, Inc., 5.375%, 12/15/15	75,000	73,721
Exelon Generation Co. LLC, 6.200%, 10/01/17	45,000	38,763
Florida Power & Light Co., 4.850%, 02/01/13	45,000	44,717
Midamerican Energy Co., 5.750%, 11/01/35	25,000	22,165
Pacific Gas & Electric Co., 8.250%, 10/15/18	55,000	66,196
Virginia Electric and Power Co., 8.875%, 11/15/38	25,000	31,736
Total Utilities		277,298
Total Corporate Bonds (cost $1,792,288)		1,835,316

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Other Investment Companies—5.8%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	647,001	$647,001
BNY Institutional Cash Reserves Fund, Series B*[3,10]	28,392	2,555
BNY Institutional Cash Reserves Fund, Series C*[3,11]	32,909	32,909
Dreyfus Cash Management Fund, Institutional Class Shares, 1.53%[12]	547,028	547,028
Total Other Investment Companies (cost $1,255,330)		1,229,493
Total Investments—102.6% (cost $23,690,270)		21,913,106
Other Assets, less Liabilities—(2.6)%		(555,060)
Net Assets—100.0%		$21,358,046

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Portfolio Manager’s Comments

The Managers High Yield Fund (the “Fund”) seeks a high level of current income, with a secondary objective of capital appreciation.

The Fund currently employs a single subadvisor, J.P. Morgan Investment Management Inc. (“JPMorgan”), to manage the assets of the Fund. The investment philosophy at JPMorgan is based on the belief that security selection produces superior risk-adjusted returns. Thus, they place an emphasis on relative value, using a bottom-up research approach to look for opportunities where the market price of a security does not accurately reflect its intrinsic value.

The investment team at JPMorgan believes that the best investment ideas are generated collaboratively from their research analysts, traders, and portfolio managers. Research analysts perform “grass roots” fundamental research on all companies that they consider for investment.

The ideal investment exhibits the following traits:

•	Strong corporate fundamentals and understandable business plan

•	Healthy capital structure to ensure priority of debt obligations

•	Attractive bond yield relative to opportunity set

Portfolio management:

•	Selects securities using a bottom-up process drawing from investment opportunities identified by asset-class teams

•	Seeks value in the context of long-term horizon

•	Balances deep value to provide capital appreciation with relative value to provide income and stability

•	Diversifies broadly, limiting issues and industry concentrations

The JP Morgan investment team will make a sell decision when:

•	Security no longer possesses attractive risk/return dynamic

•	Attractive swap candidate emerges

•	Analyst uncovers deteriorating fundamentals not reflected in security price

•	Portfolio rebalancing is required

The Year in Review

The Fund’s Institutional Class shares returned -29.54% in 2008, compared with -26.16% for the Barclays Capital U.S. Corporate High Yield Index (“Index”).

The high yield market experienced its worst year on record in 2008, a far worse drop than the prior annual record of -9.59% set in 1990. The year began poorly as the high yield market posted three consecutive negative months during the first quarter. April ushered in a slight rebound as the market posted one of its best monthly returns ever, but after modestly positive performance in May, the macro background weakened significantly and high yield bonds struggled through mid-December. July and August were the calm before the storm, as September, October and November marked the three worst months of performance ever for the high yield market. During this three-month time period the high yield market lost almost a third of its value and returned -28.92%. After bottoming in mid-December, the high yield market rallied through year-end to post its second best month on record. Overall, it was a challenging and volatile year for the high yield market as it under-performed the Barclays Capital U.S. Government – Treasury Index (+13.74%), but held up better than the S&P 500 Index (-37.00%).

The consistent flow of negative news during the trailing 12-month period and continuing uncertainty made many investors flock towards the safest of assets. As would be expected in a flight-to-quality environment, higher rated bonds performed better than lower rated issues. Specifically, the Barclays Capital Ba High Yield Index returned -17.53% last year, compared to -26.65% for the Barclays Capital B High Yield Index and -44.35% for the Barclays Capital Caa High Yield Index. Though all high yield sectors ended the year in negative territory, environmental and railroads were the best performing sectors and the worst returns were experienced by the publishing, broadcasting, and financial sectors.

Since investors preferred the safety of U.S. Treasuries, the yield spread between U.S. Treasuries and high yield bonds increased drastically last year. U.S. Treasuries were one of a very few asset classes to appreciate last year and this contributed to record yield spreads. Absolute yields are also at record highs and the spread between U.S. Treasuries and high yield bonds exceeded 20% for the first time ever. The default rate also gradually increased during 2008 and contributed somewhat to the widening yield spread. During the year, the 12-month trailing domestic default rate increased from its record low of 0.34% at the end of 2007 to 2.25% at the end of 2008. This level, though, is still well below the historical average of 4.34%. The default rate is likely to increase during 2009, but it is hard to predict how much, given the fluidity of the current economic environment and the amount of uncertainty that still remains.

The Fund’s underperformance was principally due to its overweights to the technology, consumer products, and chemicals sectors. In particular, overweights to Simmons, Open Solutions, Dex Media, NXP BV/NXP Funding, and Ineos Group Holdings were the most significant detractors. Market liquidity also negatively impacted performance as hedge funds were forced to quickly liquidate securities at unfavorable prices and investor appetite for risk shrunk. JPMorgan’s investment process also tends to favor the most liquid high yield securities. As a result, the strategy will often lead the Index and peers in trending markets, which was certainly the case the last four months of the year, because the most liquid securities more quickly reflect market sentiment than less frequently traded securities. This hurt relative performance as the market was trending downward from September to mid-December, but helped relative performance during the last few weeks of December.

Managers High Yield Fund

Portfolio Manager’s Comments (continued)

Conversely, the Fund’s relative performance was aided by favorable security selection in the telecommunications, banking, and gaming sectors. The largest positive contributions came from overweights in GMAC, DirecTV, MetroPCS Wireless, and Arch Western Finance.

As of year end, the Fund is overweight in the consumer products, telecommunications, and automotive sectors. Conversely, the Portfolio remains underweight in the electric, natural gas and home construction sectors. Sector weights are driven by JPMorgan’s view of the relative value opportunities in those sectors, its credit research, and its bottom-up security selection process.

Looking Forward

In the short term, JPMorgan expects volatility to remain elevated, reflecting the uncertain economic environment. However, it believes current valuations already factor in substantial weakness and will ultimately prove attractive. JPMorgan feels current yields are overly pessimistic and incorporate an unlikely expectation for future defaults. JPMorgan expects that protracted economic weakness will drive the default rate higher in 2009, but believes it will remain below market expectations due to low refinancing requirements, flexible debt terms, and reasonable corporate cash flows. Also, the forced selling pressure of hedge fund de-leveraging in October and November should abate and attractive valuations should create significant demand for the asset class. Lastly, security and sector selection will be extremely important as JPMorgan manages through 2009 and it will continue to rely on its bottom-up security selection process to capitalize on dislocations in relative value.

Cumulative Total Return Performance

High Yield’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital U.S. Corporate High Yield Index (formerly the Lehman Brothers U.S. Corporate High Yield Index) is a total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service). Unlike the Fund, the Barclays Capital U.S. Corporate High Yield Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on December 31, 1998 to a $10,000 investment made in the Barclays Capital U.S. Corporate High Yield Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than

Managers High Yield Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

one year is annualized. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the High Yield Fund and the Barclays Capital U.S. Corporate High Yield Index from December 31, 1998 through December 31, 2008.

Average Annual Total Returns[1]			1 Year	5 Years	10 Years	Inception Date
High Yield[2,3]	-Class A	No Load	(29.76)%	(2.01)%	1.99%	01/02/98
	-Class A	With Load	(32.78)%	(2.87)%	1.55%	01/02/98
	-Class B	No Load	(30.22)%	(2.72)%	1.36%	02/19/98
	-Class B	With Load	(33.43)%	(3.00)%	1.36%	02/19/98
	-Class C	No Load	(30.27)%	(2.72)%	1.37%	02/19/98
	-Class C	With Load	(30.91)%	(2.72)%	1.37%	02/19/98
	-Institutional Class	No Load	(29.54)%	(1.71)%	2.43%	03/02/98
Barclays Capital U.S. Corporate High Yield Index			(26.16)%	(0.80)%	2.17%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2008. All returns are in U.S. dollars($).

[2]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers High Yield Fund

Fund Snapshots

December 31, 2008

Portfolio Breakdown

Industry	High Yield**
Industrials	69.2%
Finance	12.9%
Utilities	3.1%
Materials	0.2%
Information Technology	0.1%
Other Assets and Liabilities	14.5%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
HCA, Inc., 9.625%, 11/15/16*	2.8%
GMAC LLC, 6.875%, 08/28/12*	1.7
Sprint Capital Corp., 6.900%, 05/01/19*	1.5
Visant Holding Corp., 10.250%, 12/01/13*	1.4
EchoStar Communications Corp., 7.125%, 02/01/16*	1.4
DirectTV Holdings LLC, 6.375%, 06/15/15*	1.4
Biomet, Inc., 10.375%, 10/15/17	1.3
EchoStar DBS Corp., 7.750%, 05/31/15	1.2
MetroPCS Wireless, Inc., 9.250%, 11/01/14	1.2
Sungard Data Systems, Inc., 10.250%, 08/15/15	1.1

Top Ten as a Group	15.0%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers High Yield Fund

Schedule of Portfolio Investments

December 31, 2008

Security Description	Principal Amount		Value
Corporate Bonds—85.2%
Financials—12.9%
AAC Group Holding Corp., 10.250%, 10/01/12 (a) (b)	$140,000	[2]	$93,100
Aeroflex, Inc. Term Loan B1, 5.438%, 08/15/14, (02/17/09)[5]	98,464		62,032
Allison Transmission, Inc., Term Loan, 4.190%, 08/07/14, (01/12/09)[5]	16,523		9,312
Allison Transmission, Inc., Term Loan, 4.580%, 08/07/14, (01/09/09)[5]	72,702		40,973
Allison Transmission, Inc., Term Loan, 4.640%, 08/07/14, (01/08/09)[5]	108,492		61,143
Allison Transmission, Inc., Term Loan, 6.750%, 08/07/14, (01/08/09)[5]	512		289
Arch Western Finance, LLC, 6.750%, 07/01/13	235,000		205,625
DJO Finance LLC, 10.875%, 11/15/14	80,000		58,000
Dresser, Inc., 2nd Lien Term Loan, 7.986%, 05/04/14, (02/18/09)[5]	195,000		112,612
First Data Corp. Term Loan B1, 3.211%, 09/24/14, (01/02/09)[5]	10,533		6,820
First Data Corp. Term Loan B1, 5.926%, 09/24/14, (01/02/09)[5]	154,762		100,208
First Data Corp. Term Loan B1, 5.950%, 09/24/14, (03/24/09)[5]	4,705		3,046
Ford Motor Credit Co., 6.322%, 01/15/10, (01/15/09)[5]	140,000		112,175
Ford Motor Credit Co., 7.000%, 10/01/13	193,000		133,471
Ford Motor Credit Co., 7.250%, 10/25/11	75,000		54,820
Ford Motor Credit Co., 7.800%, 06/01/12	375,000		263,268
Ford Motor Credit Co., 8.000%, 12/15/16	280,000		182,615
GMAC LLC, 6.625%, 05/15/12	110,000		85,670
GMAC LLC, 6.750%, 12/01/14	17,000		11,692
GMAC LLC, 6.875%, 08/28/12	566,000		434,779
Harrah’s Operating Co., Term B-3 Loan, 4.459%, 01/28/15, (03/31/09)[5]	49,372		29,024
Harrah’s Operating Co., Term B-3 Loan, 6.535%, 01/28/15, (01/27/09)[5]	99,874		58,712
Harrah’s Operating Co., Term B-3 Loan, 6.762%, 01/28/15, (12/31/08)[5]	754		443
Hawker Beechcraft Acquisition Co., LLC, 8.875%, 04/01/15 [6]	225,000		77,625
Hawker Beechcraft Acquisition Co., LLC, 9.750%, 04/01/17	30,000		8,250
Host Hotels & Resorts, L.P., 6.375%, 03/15/15	205,000		153,750
Host Hotels & Resorts, L.P., 6.875%, 11/01/14	50,000		38,750
Host Hotels & Resorts, L.P., 7.125%, 11/01/13	45,000		36,450
Idearc, Inc., 8.000%, 11/15/16	180,000		14,400
INEOS Group Holdings, Term B Loan, 5.727%, 12/14/14	765		340
INEOS Group Holdings, Term C Loan, 6.227%, 12/14/14	765		339
INEOS Group Holdings, Term B Loan, 8.202%, 12/14/13, (03/27/09)[5]	74,235		32,942
INEOS Group Holdings, Term C Loan, 8.702%, 12/14/14, (03/27/09)[5]	74,235		32,911
KAR Holdings, Inc., 8.750%, 05/01/14	140,000		62,300
Lyondell Chemical, B2 Term Loan, 7.000%, 12/20/14, (12/31/08)[5]	149,250		66,043
Neiman Marcus Group, Inc., The, Term Loan, 3.943%, 04/26/13, (03/06/09)[5]	60,000		38,509
Nuveen Investments, Inc., 10.500%, 11/15/15 (a)	160,000		36,200
Petroplus Finance, Ltd., 6.750%, 05/01/14 (a)	175,000		112,000
Petroplus Finance, Ltd., 7.000%, 05/01/17 (a)	160,000		98,400

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Financials—12.9% (continued)
Rainbow National Services LLC, 8.750%, 09/01/12 (a)	$100,000		$90,500
Sensata Technologies Finance Co. LLC, 3.161%, 04/27/13	371		191
Sensata Technologies Finance Co. LLC, Term B Loan, 5.258%, 04/27/13, (1/29/09)[5]	144,629		74,484
Simmons Bedding Co., Term Loan, 7.698%, 12/19/11	3,656		1,983
Simmons Bedding Co., Term Loan, 7.698%, 12/19/11	34,914		18,941
Simmons Bedding Co., Term Loan, 9.160%, 12/19/11, (01/28/09)[5]	23,855		12,941
Simmons Bedding Co., Term Loan, 9.223%, 12/19/11, (02/27/09)[5]	7,952		4,314
Simmons Bedding Co., Term Loan, 10.660%, 12/19/11, (12/31/08)[5]	18,280		9,917
Simmons Holding Co., Inc., Term Loan, 9.095%, 02/15/12, (02/17/09)[5]	120,000		3,180
Texas Competitive Electric Holdings Co., Term Loan, 3.961%, 10/10/14, (01/30/09)[5]	850		594
Texas Competitive Electric Holdings Co., Term Loan, 5.368%, 10/10/14, (01/09/09)[5]	63,621		44,402
UCI Holdco, Inc., 9.412%, 12/15/13, (03/16/09)[5]	131,869		23,077
Wind Acquisition Term Loan, 11.753%, 12/07/11, (01/20/09)[5]	246,503		154,064
Total Financials			3,367,626
Industrials—69.2%
Acco Brands Corp., 7.625%, 08/15/15	430,000		225,750
Advanced Micro Devices, Inc., 7.750%, 11/01/12	170,000	[2]	75,225
Alliance Laundry Corp., 8.500%, 01/15/13	225,000		174,375
Allied Waste North America, Inc., 7.250%, 03/15/15	205,000		190,881
Alltel Communications, Inc., Term Loan, 4.371%, 05/15/15, (03/17/09)[5]	59,699		58,788
Ames True Temper, Inc., 8.752%, 01/15/12, (01/15/09)[5]	180,000		110,700
Ames True Temper, Inc.,10.000%, 07/15/12	85,000	[2]	30,175
ArvinMeritor, Inc., 8.750%, 03/01/12	235,000	[2]	128,075
Ashtead Capital, Inc., 9.000%, 08/15/16 (a)	270,000		140,400
Atlas Energy Resources LLC, 10.750%, 02/01/18 (a)	150,000		92,250
Baldor Electric Co., 8.625%, 02/15/17	165,000		123,750
Beazer Homes USA, Inc., 6.500%, 11/15/13	115,000	[2]	39,675
Beazer Homes USA, Inc., 8.375%, 04/15/12	80,000		32,400
Biomet, Inc., 10.375%, 10/15/17 [6]	415,000		329,925
Boyd Gaming Corp., 7.125%, 02/01/16	125,000		74,375
CCH II Capital Corp., 10.250%, 10/01/13 (a)	123,000		42,435
CCO Holdings LLC, 8.750%, 11/15/13	365,000	[2]	231,775
Chaparral Energy, Inc., 8.875%, 02/01/17	115,000		23,575
Charter Communications, Inc., 11.000%, 10/01/15	220,000		39,600
Chesapeake Energy Corp., 7.000%, 08/15/14	200,000		167,000
Chiquita Brands International, Inc., 8.875%, 12/01/15	125,000		89,375
Citizens Communications Co., 6.625%, 03/15/15	70,000		51,450
Claire’s Stores, Inc., 9.625%, 06/01/15 [6]	215,634		20,485
Community Health Systems, Inc., 8.875%, 07/15/15	245,000		226,625
Constellation Brands, Inc., 7.250%, 09/01/16	255,000		242,250
Cooper Companies, Inc., 7.125%, 02/15/15	120,000		101,400

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials—69.2% (continued)
Copano Energy LLC, 7.750%, 06/01/18 (a)	$120,000		$81,600
Cricket Communications I, 9.375%, 11/01/14 (a)	260,000		235,300
Del Monte Corp., 6.750%, 02/15/15	195,000		168,675
Denbury Resources, Inc., 7.500%, 04/01/13	145,000		110,925
Dex Media West LLC, 9.875%, 08/15/13	130,000		31,200
Dex Media, Inc., 8.000%, 11/15/13	125,000		23,750
Dex Media, Inc., 9.000%, 11/15/13 (b)	270,000		51,300
Digicel Group, Ltd., 8.875%, 01/15/15 (a)	100,000	[2]	65,500
Digicel Group, Ltd., 9.125%, 01/15/15 (a)[6]	104,000		66,040
Digicel Ltd., 9.250%, 09/01/12 (a)	50,000		42,750
DirectTV Holdings LLC, 6.375%, 06/15/15	380,000		352,450
Dynegy Holdings, Inc., 7.500%, 06/01/15	185,000		130,425
EchoStar Communications Corp., 7.125%, 02/01/16	445,000		373,800
EchoStar DBS Corp., 7.750%, 05/31/15	355,000		303,525
El Paso Corp., 7.000%, 06/15/17	55,000		43,318
El Paso Natural Gas Co., 7.250%, 06/01/18	90,000		71,881
Fairpoint Communications, Inc., 13.125%, 04/01/18 (a)	190,000		92,150
First Data Corp., 9.875%, 09/24/15	250,000		152,500
FMG Finance Property, Ltd., 10.625%, 09/01/16 (a)	180,000		105,300
Ford Motor Co., 6.500%, 08/01/18	295,000		72,275
Forest Oil Corp., 7.250%, 06/15/19 (a)	85,000		62,475
Forest Oil Corp., 7.750%, 05/01/14	40,000		33,800
Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15	125,000		106,372
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17	80,000		65,691
Freescale Semiconductor, Inc., 8.875%, 12/15/14	55,000		24,475
Freescale Semiconductor, Inc., 9.125%, 12/15/14 [6]	310,000		72,850
General Motors Corp., 7.125%, 07/15/13	300,000	[2]	56,250
General Motors Corp., 8.250%, 07/15/23	175,000	[2]	29,750
General Motors Corp., 8.375%, 07/15/33	235,000		42,300
Georgia-Pacific Corp., 7.000%, 01/15/15 (a)	165,000		141,075
Georgia-Pacific Corp., 7.700%, 06/15/15	225,000		172,125
Goodyear Tire & Rubber Co., The, 9.000%, 07/01/15	25,000		20,250
Graham Packaging Co., 9.875%, 10/15/14	275,000		170,500
Hanesbrands, Inc., 8.784%, 12/15/14, (05/15/09)[5]	360,000		255,600
Harrah’s Operating Companies, Inc., 10.750%, 02/01/16 (a)	375,000		108,750
HCA, Inc., 9.625%, 11/15/16 [6]	940,000		735,550
Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (a)	185,000		98,975
Hertz Corp., 8.875%, 01/01/14	310,000		192,200
Host Hotels & Resorts, Inc., 6.750%, 06/01/16	75,000		55,125
Huntsman International LLC, 7.875%, 11/15/14	155,000		83,700
Ineos Group Holdings PLC, 8.500%, 02/15/16 (a)	285,000		27,075

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials—69.2% (continued)
Intelsat Bermuda, Ltd., 11.250%, 06/15/16	$285,000	[2]	$173,850
Intelsat Jackson Holdings, 9.500%, 06/15/16, (a)	90,000		83,250
Intelsat Subsidiary Holding Company, Ltd., 8.875%, 01/15/15 (a)	50,000		45,750
Interline Brands, Inc., 8.125%, 06/15/14	55,000		43,725
IPCS, Inc., 5.317%, 05/01/13, (02/01/09)[5]	90,000		64,350
IPCS, Inc., 6.442%, 05/01/14, (02/01/09)[5]	230,000		141,450
Jarden Corp., 7.500%, 05/01/17	345,000		237,188
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	195,000		49,725
L-3 Communications Corp., 5.875%, 01/15/15	110,000		99,550
L-3 Communications Corp., 6.375%, 10/15/15	150,000		141,000
MarkWest Energy Partners LP, 8.750%, 04/15/18	160,000		100,000
MetroPCS Wireless, Inc., 9.250%, 11/01/14	335,000		301,500
MGM Mirage, 6.750%, 04/01/13	405,000		273,375
MGM Mirage, 6.875%, 04/01/16	155,000		98,812
MGM Mirage, 7.500%, 06/01/16	175,000	[2]	111,781
Nalco Co., 8.875%, 11/15/13	130,000		110,500
Newfield Exploration Co., 6.625%, 04/15/16	175,000		140,000
Noranda Aluminium Acquisition Co., 6.595%, 05/15/15, (05/15/09)[5]	195,000		67,275
Nordic Telephone Co., 8.875%, 05/01/16 (a)	315,000		222,075
NXP BV, 7.875%, 10/15/14	180,000		71,100
NXP BV, 9.500%, 10/15/15	265,000		51,012
Open Solutions, Inc., 9.750%, 02/01/15 (a)	380,000		58,900
OPTI Canada, Inc., 7.875%, 12/15/14	30,000		15,450
OPTI Canada, Inc., 8.250%, 12/15/14	120,000		65,400
Packaging Dynamics, Inc., 10.000%, 05/01/16 (a)	160,000		73,600
Paetec Holding Corp., 9.500%, 07/15/15	200,000		120,000
Petrohawk Energy Corp., 7.875%, 06/01/15 (a)	120,000		89,400
Petrohawk Energy Corp., 9.125%, 07/15/13	175,000		142,625
Petroprod Ltd., 10.850%, 05/24/13 (a)	100,000		17,500
PolyOne Corp., 8.875%, 05/01/12	275,000		143,000
Quebecor Media, Inc., 7.750%, 03/15/16	270,000		183,600
Quebecor World, Inc., 8.750%, 03/15/16* (a)[8]	165,000		13,819
Quicksilver Resources, Inc., 8.250%, 08/01/15	160,000		102,400
Qwest Corp., 7.500%, 10/01/14	105,000		87,675
Qwest Corp., 8.875%, 03/15/12	215,000		199,950
RBS Global & Rexnord Corp., 8.875%, 09/01/16	175,000		103,250
Reichhold Industries, Inc., 9.000%, 08/15/14 (a)	190,000		126,350
Rental Service Corp., 9.500%, 12/01/14	255,000		141,525
R.H. Donnelley, Inc., 11.750%, 05/15/15 (a)	71,000		17,750
Rite Aid Corp., 7.500%, 03/01/17	50,000		32,750
Rite Aid Corp., 9.500%, 06/15/17	150,000		52,875

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials—69.2% (continued)
Royal Caribbean Cruises, Ltd., 7.000%, 06/15/13	$90,000		$51,750
Royal Caribbean Cruises, Ltd., 7.250%, 06/15/16	50,000		27,500
Sally Holdings LLC, 9.250%, 11/15/14	235,000	[2]	203,275
Sally Holdings LLC, 10.500%, 11/15/16	30,000		20,550
Sand Ridge Energy, Inc., 8.000%, 06/01/18 (a)	140,000		78,400
Sealy Mattress Co., 8.250%, 06/15/14	440,000		261,800
Sensata Technologies BV, 8.000%, 05/01/14	380,000		172,900
Service Corp. International, 6.750%, 04/01/15	225,000		178,875
Simmons Co., 6.227%, 12/15/14 (b)	559,000		67,080
Smurfit-Stone Container Enterprises, Inc., 8.375%, 07/01/12	230,000		39,100
Spectrum Brands, Inc., 7.375%, 02/01/15	205,000		38,438
Sprint Capital Corp., 6.900%, 05/01/19	555,000		394,698
Sprint Capital Corp., 8.750%, 03/15/32	75,000		50,720
Starwood Hotels & Resorts Worldwide, Inc. 6.750%, 05/15/18	150,000		82,618
Steel Dynamics, Inc., 7.750%, 04/15/16 (a)	70,000		48,825
Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (a)	225,000		157,500
Stewart Enterprises, Inc., 6.250%, 02/15/13	120,000		93,600
Sun Media Corp., 7.625%, 02/15/13	115,000		93,150
Sungard Data Systems, Inc., 10.250%, 08/15/15	425,000		282,625
Surgical Care Affiliates, Inc., 8.875%, 07/15/15 (a)[6]	135,000		83,025
Tenet Healthcare Corp., 9.250%, 02/01/15	340,000	[2]	275,400
Tenneco Automotive, Inc., 8.625%, 11/15/14	295,000		113,575
Tenneco, Inc., 8.125%, 11/15/15	25,000		11,625
Terex Corp., 8.000%, 11/15/17	290,000		247,950
Tesoro Corp., 6.625%, 11/01/15	150,000		87,750
The Goodyear Tire & Rubber Co., 8.625%, 12/01/11	83,000	[2]	69,305
The Neiman Marcus Group, Inc., 9.000%, 10/15/15 [6]	290,000		129,050
Titan International Inc., 8.000%, 01/15/12	200,000		149,000
Travelport LLC, 6.827%, 09/01/14, (03/02/09)[5]	80,000		24,000
Travelport LLC, 9.875%, 09/01/14	100,000		38,000
Travelport LLC, 11.875%, 09/01/16	110,000		31,350
TRW Automotive, Inc., 7.000%, 03/15/14 (a)	150,000		80,250
TRW Automotive, Inc., 7.250%, 03/15/17 (a)	150,000		77,250
United Components, Inc., 9.375%, 06/15/13	60,000		25,500
United Rentals, Inc., 6.500%, 02/15/12	125,000		99,375
United Surgical Partners International, Inc., 8.875%, 05/01/17	55,000		37,950
United Surgical Partners International, Inc., 9.250%, 05/01/17 [6]	185,000		114,700
Vail Resorts, Inc., 6.750%, 02/15/14	280,000		210,000
Vedanta Resources PLC, 9.500%, 07/18/18 (a)	120,000		63,000
Venoco, Inc., 8.750%, 12/15/11	190,000		92,150
Videotron, Ltd., 6.875%, 01/15/14	123,000		109,470

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials—69.2% (continued)
Visant Holding Corp., 10.250%, 12/01/13 (b)	$505,000	$376,225
Vitro, S.A.B. de C.V., 9.125%, 02/01/17	405,000	123,525
West Corp., 9.500%, 10/15/14	150,000	83,250
Wind Acquisition Finance, S.A., 10.750%, 12/01/15 (a)	150,000	129,750
Windstream Corp., 8.125%, 08/01/13	60,000	55,500
Windstream Corp., 8.625%, 08/01/16	165,000	146,850
Total Industrials		18,035,532
Utilities—3.1%
Edison Mission Energy, 7.000%, 05/15/17	160,000	140,000
Energy Future Holdings Corp., 10.875%, 11/01/17 (a)	275,000	196,625
Mirant North America LLC, 7.375%, 12/31/13	45,000	43,425
NRG Energy, Inc., 7.250%, 02/01/14	145,000	135,938
NRG Energy, Inc., 7.375%, 02/01/16	80,000	74,600
Texas Competitive Electric Holdings Co., 10.250%, 11/01/15 (a)	265,000	189,475
Texas Competitive Electric Holdings Co., Term Loan, 5.888%, 10/10/14, (02/09/09)[5]	47,787	33,351
Total Utilities		813,414
Total Corporate Bonds (cost $35,429,067)		22,216,572

	Shares
Common Stocks—0.3%
Information Technology—0.1%
Flextronics International, Ltd.	13,000	33,280
Materials—0.2%
Huntsman Corp.	12,603	43,355
Total Common Stocks (cost $216,202)		76,635
Preferred Stock—0.1%
Preferred Blocker, Inc., 9.000% (cost $36,750)	147	36,750
Other Investment Companies—14.8%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	1,462,003	1,462,003
BNY Institutional Cash Reserves Fund, Series B*[3,10]	87,750	7,897
BNY Institutional Cash Reserves Fund, Series C*[3,11]	70,194	70,194
Dreyfus Cash Management Fund, Institutional Class Shares, 1.53%[12]	2,317,651	2,317,651
Total Other Investment Companies (cost $3,937,598)		3,857,745
Total Investments—100.4% (cost $39,619,617)		26,187,702
Other Assets, less Liabilities—(0.4)%		(99,491)
Net Assets—100.0%		$26,088,211

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Portfolio Manager’s Comments

The Managers Fixed Income Fund’s (the “Fund”) investment objective is to achieve the highest level of income, consistent with the preservation of capital. The Fund’s benchmark is the Barclays Capital U.S. Aggregate Bond Index.

The Fund currently employs a subadvisor, Loomis Sayles & Company, L.P. (“Loomis”), to manage the assets of the Fund. The investment team at Loomis believes that there are inherent inefficiencies in bond markets, hence the greatest opportunities to add value reside in the pricing of credit risk. Loomis’s philosophy is to identify attractively valued issues through fundamental research. Portfolio manager Dan Fuss and his investment team at Loomis are focused on issue selection rather than interest rate timing. They employ a “bond picker’s” approach, capitalizing on the firm’s commitment to credit research. Mr. Fuss and his team research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the company’s financial condition in detail, as well as the terms of specific bond offerings. They believe price appreciation can come from a variety of catalysts, including improving company fundamentals that would lead to credit upgrades, changing market supply-and-demand forces, and improving sector or economic trends.

The ideal investment typically exhibits some of the following traits:

•	An attractive yield, both absolute and relative to Loomis’ credit research expectations

•	Good call protection, particularly when prevailing rates are low

•	Stable or improving fundamentals (for corporate bonds)

•	Non-market relatedness to counter the impact of systematic risk

In deciding which securities to buy, the investment team will consider:

•	The financial strength of the issuer of the security

•	Current interest rates and the asset manager’s expectations regarding general trends in interest rates

•	Comparisons of the level of risk associated with particular investments with the asset manager’s expectations concerning the potential return of those investments

The portfolio:

•	Primarily holds securities rated BBB/Baa or better, but may hold a small portion in below-investment-grade and unrated bonds

•	Can be invested up to 10% in non-U.S. Dollar-denominated bonds

In order to mitigate some of the interest rate risk, the portfolio may be structured with counter-cyclical elements. In doing so, Loomis may utilize convertible bonds, municipal bonds, preferred stocks, and foreign corporate and government bonds, in addition to domestic corporate bonds, which are used for alpha generation. In addition, Mr. Fuss seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

The investment team may make a sell decision when:

•	There is a change in sovereign, industry, or company fundamentals

•	The issuer is downgraded by Loomis’ research

•	Relative valuation is not consistent with its expected rating category

•	Other securities or sectors offer greater total return potential

The Year in Review

Managers Fixed Income Fund (Institutional Class) returned -10.23% in 2008 compared with a return of 5.24% for the Barclays Capital U.S. Aggregate Bond Index (“Index”).

For investors, 2008 turned out to be a year that many would rather soon forget. The fixed-income markets were no exception, marred by widening of credit spreads to historic levels, and credit markets struggling to function normally. In the first half of the year, the markets seemed to be tussling with the typical bear market challenges. The second half, though, proved to be anything but normal. Policymakers responded with immediate and aggressive action, recognizing the importance of keeping credit 3 owing through the markets. With no playbook to follow, there were stumbles along the way and some inconsistent application of policy. Investors shunned risky assets, preferring instead the safe haven of U.S. Government securities. This flight to quality persisted even though, as it turns out, investors were paid little to nothing as Treasury bill yields moved toward zero. For the year, investment-grade corporate bonds underperformed Treasury securities by nearly 20%. That differential grew wider with a decline in credit quality, with high-yield securities underperforming Treasuries by 38% for the year. By the end of the fourth quarter, there were some tentative signs that the damage was being contained. Short rates began to ease, a few new issues came to market, and corporate spreads narrowed marginally.

The Fund’s performance relative to the Index during 2008 was primarily driven by an overweight in corporate bonds and a related underweight in U.S. Treasuries. Throughout the year, as yield spreads widened and valuations on corporate bonds declined, Loomis shifted the Fund’s assets away from Treasuries into corporate bonds. A sizeable portion of the Fund’s corporate exposure is in BBB-rated securities, which are at the lower end of the investment-grade credit scale. As mentioned above, there was a direct correlation between credit quality and performance throughout the year. In hindsight, the timing of this shift was premature. However, Loomis still feels strongly that corporate bonds are severely undervalued, and that the Fund’s current allocation has it well positioned for strong excess performance as spreads narrow further. In addition to the sector allocation decisions, security selection had a modest impact on performance. While exposure to the headline names was modest, the Fund did hold positions in Lehman Brothers, as well as Fannie Mae and Freddie Mac. Lastly, the Fund’s non-U.S. holdings were negatively impacted by the rally in the Dollar relative to most major currencies. The Dollar was pushed higher as investors viewed this as another safe haven.

Managers Fixed Income Fund

Portfolio Manager’s Comments (continued)

Looking Forward

With a weak and eventually recovering economy, central banks around the globe are expected to remain accommodative throughout the coming year. Treasury yields could fall further in the near term, but Loomis believes the bias will be for stable-to-higher yields later in the year as the economy begins to improve, credit demands rise, and the flight to safety reverses. Risky assets are priced at extremely wide spreads relative to Treasuries. This is true partly because Treasury yields are so low, but a good portion of the gap reflects illiquid market conditions and fear of deteriorating fundamentals. Valuations are so cheap now that spreads would not need to tighten further for the Fund to earn an attractive yield. Loomis believes yield spreads can narrow in the coming year if the economy begins to move out of recession and lending patterns begin to normalize. The timing of such a move is uncertain, as there are a number of hurdles to clear. Investors need to see more clarity surrounding policymakers’ intentions, especially with a new administration coming on board. Additionally, investors need to develop more confidence that the government will succeed in stabilizing housing and restoring lending. The global corporate bond markets are likely to remain volatile, and there could certainly be increases in defaults and downgrades. Despite this, Loomis believes the Fund is positioned to deliver attractive returns by maintaining its well-diversified exposure to the credit markets, and by leveraging their experience and research resources to avoid the credit blow-ups in the market.

Cumulative Total Return Performance

Managers Fixed Income Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital U.S. Aggregate Index (formerly the Lehman Brothers U.S. Aggregate Index) is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays Capital U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on December 31, 1998, with a $10,000 investment made in the Barclays Capital U.S. Aggregate Bond Index for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods

Managers Fixed Income Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the Index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Fixed Income Fund and the Barclays Capital U.S. Aggregate Bond Index from December 31, 1998 through December 31, 2008.

Average Annual Total Returns[1]			1 Year	5 Years	10 Years	Inception Date
Fixed Income[2,3]	-Class A	No Load	(10.45)%	1.84%	4.30%	01/02/97
	-Class A	With Load	(14.28)%	0.96%	3.85%	01/02/97
	-Class B	No Load	(11.13)%	1.14%	3.71%	03/20/98
	-Class B	With Load	(15.36)%	0.81%	3.71%	03/20/98
	-Class C	No Load	(11.11)%	1.13%	3.72%	03/05/98
	-Class C	With Load	(11.96)%	1.13%	3.72%	03/05/98
	-Institutional Class	No Load	(10.23)%	2.15%	4.75%	01/02/97
Barclays Capital U.S. Aggregate Bond Index			5.24%	4.65%	5.63%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2008. All returns are in U.S. dollars($).

[2]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Fixed Income Fund

Fund Snapshots

December 31, 2008

Portfolio Breakdown

Industry	Fixed Income**
Industrials	45.0%
Finance	15.9%
U.S. Government and Agency Obligations	11.3%
Utilities	9.8%
Foreign Government	6.3%
Asset-Backed Securities	2.5%
Municipal Bonds	1.9%
Mortgage-Backed Securities	1.1%
Preferred Stocks	0.4%
Other Assets and Liabilities	5.8%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
U.S. Treasury Notes, 4.875%, 05/31/09*	9.2%
Merrill Lynch & Co., Inc., 6.110%, 01/29/37*	2.4
Inter-American Development Bank, 6.000%, 12/15/17*	2.0
Kinder Morgan Energy Partners, L.P., 5.950%, 02/15/18*	1.8
PPG Industries, Inc., 6.650%, 03/15/18*	1.7
Equitable Resources, Inc., 6.500%, 04/01/18*	1.5
Telefonica Emisiones SAU, 7.045%, 06/20/36	1.5
Time Warner Cable, Inc., 6.750%, 07/01/18	1.3
Qantas Airways, Ltd., 6.050%, 04/15/16	1.3
Questar Market Resources, Inc., 6.800%, 04/01/18	1.2

Top Ten as a Group	23.9%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2008

Security Description		Principal Amount		Value
Corporate Bonds—70.7%
Finance—15.9%
American General Finance Corp., Series MTN, 6.900%, 12/15/17		$2,770,000		$1,200,274
ASIF Global Financial, 2.380%, 02/26/09 (a)	SGD	1,000,000		506,775
Bank of America Capital Trust VI, 5.625%, 03/08/35		295,000		248,563
Barclays Capital Corp., 4.160%, 02/22/10 (a)	THB	6,000,000		177,023
Bear Stearns Companies, Inc., The, 4.650%, 07/02/18		480,000		440,474
Bear Stearns Companies, Inc., The, 5.300%, 10/30/15		25,000		24,086
Bear Stearns Companies, Inc., The, 6.400%, 10/02/17		65,000		67,659
CIGNA Corp., 6.150%, 11/15/36		240,000		183,133
CIT Group, Inc., 7.625%, 11/30/12		1,043,000	[2]	881,172
CIT Group, Inc., 12.000%, 12/18/18 (a)		1,604,000		1,235,080
Colonial Realty, L.P., 4.800%, 04/01/11		625,000		498,496
Colonial Realty, L.P., 5.500%, 10/01/15		190,000		107,172
Developers Diversified Realty Corp., 3.875%, 01/30/09		200,000		195,494
Duke Realty, L.P., 5.950%, 02/15/17		35,000		17,509
Equity One, Inc., 3.875%, 04/15/09		150,000		146,307
ERAC USA Finance Co., 6.375%, 10/15/17 (a)		240,000		166,814
ERAC USA Finance Co., 6.700%, 06/01/34 (a)		65,000		35,792
ERAC USA Finance Co., 7.000%, 10/15/37 (a)		925,000		510,480
ERP Operating, L.P., 5.125%, 03/15/16		15,000		10,627
ERP Operating, L.P., 5.750%, 06/15/17		70,000		48,391
Ford Motor Credit Company LLC, 5.700%, 01/15/10		15,000		12,750
Ford Motor Credit Company LLC, 7.000%, 10/01/13		135,000		93,361
Ford Motor Credit Company LLC, 9.750%, 09/15/10		309,000		247,286
GE Capital Australia Funding Pty., Ltd., Series EMTN, 8.000%, 02/13/12	AUD	260,000		173,958
Highwoods Realty, L.P., 5.850%, 03/15/17		30,000		18,584
Highwoods Realty, L.P., 7.500%, 04/15/18		350,000		227,446
Hospitality Properties Trust, 6.750%, 02/15/13		465,000		288,041
iStar Financial, Inc., 1.959%, 10/01/12, (04/01/09)[5]		325,000		96,688
Kinder Morgan Finance Co., 5.150%, 03/01/15		75,000		56,250
Kinder Morgan Finance Co., 5.700%, 01/05/16		165,000		123,750
Korea Development Bank, 3.875%, 03/02/09		425,000		422,886
Lehman Brothers Holdings, Inc., 6.000%, 05/03/32*[8]		70,000		7
Lehman Brothers Holdings, Inc., 6.875%, 07/17/37*[8]		885,000		88
Marsh & McLennan Companies, Inc., 5.375%, 07/15/14		410,000		364,163
Marsh & McLennan Companies, Inc., 5.750%, 09/15/15		652,000		581,533
Marsh & McLennan Companies, Inc., 5.875%, 08/01/33		730,000		539,275
MBIA Insurance Corp., 14.000%, 01/15/33 (a)[7]		25,000		12,760
Merrill Lynch & Co., Inc., 6.110%, 01/29/37		2,900,000		2,615,104
Morgan Stanley, 5.550%, 04/27/17		300,000		248,127

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount	Value
Finance—15.9% (continued)
Morgan Stanley, 5.950%, 12/28/17		$100,000	$83,135
Morgan Stanley, 6.625%, 04/01/18		920,000	808,440
Morgan Stanley, 6.750%, 04/15/11		65,000	63,988
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		620,000	572,796
PNC Bank, N.A., 6.875%, 04/01/18		395,000	420,989
ProLogis Trust, 5.625%, 11/15/15		15,000	7,474
ProLogis Trust, 5.750%, 04/01/16		15,000	7,490
Rabobank Nederland, 12.500%, 02/17/09	ISK	20,000,000	165,249
SLM Corp., 8.450%, 06/15/18		845,000	669,068
Sovereign Bank, 5.125%, 03/15/13		335,000	280,915
Toll Brothers Finance Corp., 5.150%, 05/15/15		555,000	399,235
Travelers Cos., Inc., 6.250%, 06/15/37		755,000	728,265
Travelers Property Casualty Corp., 6.375%, 03/15/33		330,000	313,237
XL Capital (Europe) PLC, 6.500%, 01/15/12		105,000	65,634
Total Finance			17,409,293
Industrials—45.0%
Anadarko Petroleum Corp., 5.950%, 09/15/16		485,000	429,042
Anadarko Petroleum Corp., 6.450%, 09/15/36		360,000	284,773
Anheuser-Busch Companies, Inc., 5.950%, 01/15/33		330,000	274,851
Anheuser-Busch Companies, Inc., 6.450%, 09/01/37		420,000	379,394
Apache Corp., 6.000%, 01/15/37		630,000	612,928
AstraZeneca PLC, 6.450%, 09/15/37		905,000	1,032,288
AT&T Corp., 6.500%, 03/15/29		775,000	752,713
AT&T Wireless Services, Inc., 8.750%, 03/01/31		310,000	388,590
AT&T, Inc., 6.150%, 09/15/34		185,000	190,761
AT&T, Inc., 6.700%, 11/15/13		855,000	906,659
Avnet, Inc., Convertible 2.000%, 03/15/34		100,000	98,875
Avnet, Inc., 6.000%, 09/01/15		720,000	552,038
Avnet, Inc., 6.625%, 09/15/16		140,000	107,913
BellSouth Corp., 6.000%, 11/15/34		935,000	921,393
BellSouth Corp., 6.550%, 06/15/34		55,000	55,943
Bowater, Inc., 6.500%, 06/15/13		170,000	17,850
Camden Property Trust, 5.700%, 05/15/17		255,000	136,822
Canadian Pacific Railway Co., 5.950%, 05/15/37		410,000	289,928
Cardinal Health, Inc., 4.000%, 06/15/15		320,000	268,644
Charter Communications Operating LLC, 8.000%, 04/30/12 (a)		245,000	202,125
Chartered Semiconductor Manufacturing, Ltd., 6.250%, 04/04/13		715,000	453,862
Coca-Cola HBC Finance, B.V., 5.125%, 09/17/13		265,000	259,041
Comcast Corp., 5.650%, 06/15/35		265,000	236,353
Comcast Corp., 6.450%, 03/15/37		795,000	793,673
Comcast Corp., 6.500%, 11/15/35		460,000	459,255

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials—45.0% (continued)
Comcast Corp., 6.950%, 08/15/37	$240,000	$253,539
Continental Airlines, Inc., 5.983%, 04/19/22	85,000	56,950
Continental Airlines, Inc., Series B, 6.903%, 04/19/22	94,000	53,580
Corning, Inc., 6.850%, 03/01/29	600,000	464,689
Covidien International Finance, S.A., 6.000%, 10/15/17	295,000	291,509
Covidien International Finance, S.A., 6.550%, 10/15/37	300,000	305,368
CSX Corp., 6.000%, 10/01/36	570,000	452,793
Cummins Engine Co., Inc., 6.750%, 02/15/27	153,000	115,082
D.R. Horton, Inc., 5.250%, 02/15/15	420,000	266,700
Delta Air Lines, Inc., 8.021%, 08/10/22	771,956	408,172
Desarrolladora Homex, S.A. de C.V., 7.500%, 09/28/15	245,000	177,625
DP World, Ltd., 6.850%, 07/02/37 (a)	1,420,000	734,193
Dun & Bradstreet Corp., The, 6.000%, 04/01/13	790,000	746,874
El Paso Corp., 6.950%, 06/01/28	165,000	100,569
Energy Transfer Partners, L.P., 6.125%, 02/15/17	65,000	53,760
Energy Transfer Partners, L.P., 6.625%, 10/15/36	145,000	101,749
Equifax, Inc., 7.000%, 07/01/37	280,000	175,580
Equitable Resources, Inc., 6.500%, 04/01/18	1,730,000	1,618,661
Federated Retail Holdings, Inc., 6.375%, 03/15/37	820,000	462,766
General Motors Corp., 8.250%, 07/15/23	35,000	5,950
Georgia-Pacific Corp., 7.250%, 06/01/28	70,000	43,050
HCA, Inc., 6.250%, 02/15/13	5,000	3,150
HCA, Inc., 6.375%, 01/15/15	5,000	3,075
HCA, Inc., 6.750%, 07/15/13	5,000	3,175
HCA, Inc., 7.050%, 12/01/27	750,000	320,842
HCA, Inc., 7.190%, 11/15/15	5,000	2,794
HCA, Inc., 7.500%, 12/15/23	5,000	2,373
HCA, Inc., 7.500%, 11/06/33	75,000	35,250
HCA, Inc., 7.690%, 06/15/25	315,000	149,452
HCA, Inc., 7.750%, 07/15/36	5,000	2,242
HCA, Inc., 8.360%, 04/15/24	40,000	20,673
HCA, Inc., 8.750%, 09/01/10	625,000	603,125
International Paper Co., 4.000%, 04/01/10	300,000	288,778
International Paper Co., 4.250%, 01/15/09	300,000	299,898
International Paper Co., 5.500%, 01/15/14	635,000	475,234
Intuit, Inc., 5.750%, 03/15/17	210,000	155,529
J.C. Penney Co., Inc., 5.750%, 02/15/18	25,000	16,621
J.C. Penney Co., Inc., 6.375%, 10/15/36	580,000	351,892
J.C. Penney Co., Inc., 7.400%, 04/01/37	20,000	13,197
J.C. Penney Co., Inc., 7.625%, 03/01/97	25,000	16,535
Johnson & Johnson, 5.950%, 08/15/37	810,000	992,622

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials—45.0% (continued)
Kinder Morgan Energy Partners, L.P., 5.950%, 02/15/18	$2,335,000	$1,996,182
KLA Instruments Corp., 6.900%, 05/01/18	1,135,000	859,785
Koninklijke Philips Electronics, N.V., 6.875%, 03/11/38	1,090,000	1,037,745
Kraft Foods, Inc., 6.500%, 11/01/31	310,000	298,391
Kroger Co., 7.000%, 05/01/18	460,000	481,886
Lennar Corp., 5.600%, 05/31/15	400,000	246,000
Lennar Corp., 6.500%, 04/15/16	280,000	172,200
Liberty Media Corp., 5.700%, 05/15/13	190,000	125,510
Lubrizol Corp., 6.500%, 10/01/34	880,000	716,099
Macy’s Retail Holdings, Inc., 6.790%, 07/15/27	80,000	43,520
Macy’s Retail Holdings, Inc., 6.900%, 04/01/29	30,000	16,399
Marks & Spencer Group PLC, 7.125%, 12/01/37 (a)	300,000	142,660
Masco Corp., 5.850%, 03/15/17	350,000	226,724
Medco Health Solutions, Inc., 7.125%, 03/15/18	1,260,000	1,166,260
Medco Health Solutions, Inc., 7.250%, 08/15/13	420,000	407,613
Missouri Pacific Railroad Co., 5.000%, 01/01/45 [9]	200,000	94,000
Motorola, Inc., 5.220%, 10/01/97	40,000	13,322
Motorola, Inc., 6.625%, 11/15/37	95,000	44,731
Motorola, Inc., 6.500%, 09/01/25	15,000	7,438
Motorola, Inc., 6.500%, 11/15/28	70,000	30,977
New England Telephone & Telegraph Co., 7.875%, 11/15/29	95,000	83,698
News America, Inc., 6.200%, 12/15/34	350,000	320,370
News America, Inc., 6.400%, 12/15/35	425,000	394,013
News America, Inc., 7.280%, 06/30/28	225,000	217,069
News America, Inc., 7.625%, 11/30/28	460,000	462,564
Nextel Communications, Inc., 5.950%, 03/15/14	710,000	298,469
Nextel Communications, Inc., 6.875%, 10/31/13	5,000	2,126
Nextel Communications, Inc., 7.375%, 08/01/15	20,000	8,404
NGPL Pipeline LLC, 7.768%, 12/15/37 (a)	940,000	767,655
Northwest Airlines, Inc., 8.028%, 11/01/17	475,000	209,000
Owens & Minor, Inc., 6.350%, 04/15/16 [9]	125,000	105,480
PPG Industries, Inc., 6.650%, 03/15/18	1,935,000	1,909,313
Pulte Homes, Inc., 6.000%, 02/15/35	1,265,000	651,475
Pulte Homes, Inc., 6.375%, 05/15/33	465,000	248,775
Pulte Homes, Inc., Series $, 5.200%, 02/15/15	405,000	277,425
Qantas Airways, Ltd., 6.050%, 04/15/16 (a)	1,500,000	1,373,750
Questar Market Resources, Inc., 6.800%, 04/01/18	1,365,000	1,315,621
Qwest Corp., 6.875%, 09/15/33	20,000	12,000
Safeway, Inc., 6.350%, 08/15/17	400,000	396,124
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)	570,000	597,945
Simon Property Group, L.P., 5.750%, 12/01/15	20,000	13,081

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials—45.0% (continued)
Sprint Capital Corp., 6.875%, 11/15/28	$30,000		$17,886
Sprint Capital Corp., 6.900%, 05/01/19	20,000		14,223
Telecom Italia Capital S.p.A., 6.000%, 09/30/34	40,000		27,673
Telecom Italia Capital S.p.A., 6.375%, 11/15/33	105,000		73,686
Tele-Communications, Inc., 9.800%, 02/01/12	350,000		369,215
Telefonica Emisiones SAU, 7.045%, 06/20/36	1,475,000		1,615,126
Tennessee Gas Pipeline Co., 7.000%, 10/15/28	240,000	[2]	184,833
Texas Eastern Transmission, L.P., 7.000%, 07/15/32	255,000		236,379
TGT Pipeline LLC, 5.200%, 06/01/18	465,000		362,009
Time Warner Cable, Inc., 6.750%, 07/01/18	1,500,000		1,446,686
Time Warner, Inc., 6.625%, 05/15/29	270,000		240,064
Time Warner, Inc., 6.950%, 01/15/28	120,000		110,950
Time Warner, Inc., 7.625%, 04/15/31	80,000		78,833
Time Warner, Inc., 7.700%, 05/01/32	685,000		687,695
Toro Co., The, 6.625%, 05/01/37 [9]	365,000		287,102
Union Pacific Corp., 5.375%, 06/01/33	50,000		40,050
V.F. Corp., 6.450%, 11/01/37	412,000		325,040
Verizon Global Funding Corp., 5.850%, 09/15/35	1,095,000		1,093,129
Verizon Maryland, Inc., 5.125%, 06/15/33	295,000		215,410
Verizon New England, Inc., 4.750%, 10/01/13	300,000		266,244
Verizon New England, Inc., 6.500%, 09/15/11	530,000		526,438
Verizon New York, Inc., Series B, 7.375%, 04/01/32	195,000		163,289
Viacom, Inc., 6.875%, 04/30/36	470,000		372,416
Vodafone Group PLC, 6.150%, 02/27/37	650,000		644,610
Walt Disney Co., The, 7.000%, 03/01/32	190,000		224,119
Watson Pharmaceuticals, Inc., Convertible 1.750%, 03/15/23	65,000		60,775
Western Union Co., 6.200%, 11/17/36	635,000		493,439
Weyerhaeuser Co., 6.875%, 12/15/33	645,000		429,329
XTO Energy, Inc., 6.750%, 08/01/37	300,000		281,822
Total Industrials			49,431,599
Utilities—9.8%
Abu Dhabi National Energy Co., 7.250%, 08/01/18 (a)	1,040,000		894,916
Ameren Energy Generating Co., 7.000%, 04/15/18	1,200,000		1,105,693
Bruce Mansfield Unit, 6.850%, 06/01/34 [9]	285,000		242,985
CILCORP, Inc., 8.700%, 10/15/09	315,000		291,375
Cleveland Electric Illuminating Co., The, 5.950%, 12/15/36	715,000		554,669
Commonwealth Edison Co., 4.700%, 04/15/15	510,000		457,784
Commonwealth Edison Co., 5.875%, 02/01/33	620,000		519,747
Dominion Resources, Inc., 5.950%, 06/15/35	90,000		77,134
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27	900,000		968,690
Illinois Power Co., 6.250%, 04/01/18	1,370,000		1,225,612

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Utilities—9.8% (continued)
ITC Holdings Corp., 5.875%, 09/30/16 (a)		$225,000		$214,889
ITC Holdings Corp., 6.375%, 09/30/36 (a)		300,000		275,033
Methanex Corp., 6.000%, 08/15/15		320,000		210,256
MidAmerican Energy Holdings Co., 6.500%, 09/15/37		340,000		332,950
NiSource Finance Corp., 6.400%, 03/15/18		1,645,000		1,028,153
NiSource Finance Corp., 6.800%, 01/15/19		900,000		566,758
Pacific Gas and Electric Co., 6.050%, 03/01/34		500,000		532,788
Southwestern Electric Power Co., 6.450%, 01/15/19		1,225,000		1,200,686
Total Utilities				10,700,118
Total Corporate Bonds (cost $91,184,998)				77,541,010
U.S. Government and Agency Obligations—11.3%
U.S. Treasury Notes, 4.500%, 09/30/11		750,000	[2]	823,184
U.S. Treasury Notes, 4.750%, 05/15/14		835,000	[2]	982,887
U.S. Treasury Notes, 4.875%, 05/31/09		9,940,000	[2]	10,132,597
U.S. Treasury Inflation Indexed Bonds, 2.000%, 01/15/14		515,891		488,968
Total U.S. Government and Agency Obligations (cost $12,047,508)				12,427,636
Foreign Government Obligations—6.3%
Brazil, Republic of, 10.250%, 01/10/28	BRL	750,000		291,059
Canadian Government, 3.750%, 06/01/12	CAD	135,000		117,448
Canadian Government, 4.250%, 09/01/09	CAD	1,000,000		828,667
Canadian Government, 5.250%, 06/01/12	CAD	390,000		355,003
Export-Import Bank of Korea, 4.125%, 02/10/09 (a)		485,000		484,524
Inter-American Development Bank, 6.000%, 12/15/17	NZD	3,500,000		2,231,822
Inter-American Development Bank, 11.500%, 02/05/09	ISK	5,700,000		46,476
International Bank for Reconstruction & Development, 9.500%, 05/27/10	ISK	3,300,000		26,122
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	3,500,000		247,832
Mexican Government, 9.000%, 12/20/12	MXN	12,000,000		907,766
New South Wales Treasury Corp., Series 12RG, 6.000%, 05/01/12	AUD	260,000		189,039
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/10	AUD	995,000		731,227
Queensland Treasury Corp., Series 11G, 6.000%, 06/14/11	AUD	665,000		482,717
Total Foreign Government Obligations (cost $7,853,443)				6,939,702
Municipal Bonds—1.9%
Alabama Public School & College Authority, Capital Improvement Bond, 4.500%, 12/01/26		30,000		26,946
Buckeye Ohio Tobacco Settlement Financing Authority, Asset-A-2, 5.875%, 06/01/47 [9]		250,000		135,728
Chicago Illinois Board of Education, Dedicated-Series B, 4.750%, 12/01/31 (FSA Insured)		50,000		43,704
Chicago Illinois O’Hare International Airport Revenue Bond, Series A, 4.500%, 01/01/38 (FSA Insured)		15,000		11,653
Decatur Texas Hospital Authority Hospital Revenue, 7.750%, 09/01/09		60,000		60,485
District of Columbia, Series A, 4.750%, 06/01/36 (MBIA Insured)		30,000		24,910
Eufaula Alabama, Series C, 4.000%, 08/15/12 (AMBAC Insured)		285,000		282,107
Florida State Turnpike Authority, Revenue Bond, Department of Transportation, Series A, 3.500%, 07/01/27 (MBIA Insured)		30,000		21,674

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Municipal Bonds—1.9% (continued)
Green Bay Wisconsin, Water System Revenue Refunding Bonds, 3.500%, 11/01/26 (FSA Insured)	$20,000	$15,487
Green Bay Wisconsin, Water System Revenue Refunding Bonds, 3.500%, 11/01/29 (FSA Insured)	20,000	14,719
Grosse Pointe Michigan Public School System, 3.000%, 05/01/27 (MBIA Insured)	15,000	10,454
Harris County Texas, Road Bonds, Series B, 4.500%, 10/01/31	85,000	76,161
JEA Florida Water & Sewer System Revenue Bond, Series B, 4.750%, 10/01/41 (MBIA Insured)	45,000	37,138
Louisiana State, Series C, 3.250%, 05/01/26 (FSA Insured)	30,000	21,115
Massachusetts State School Building Authority Sales Tax Revenue Bond, Series A, 4.750%, 08/15/32 (AMBAC Insured)	30,000	26,219
Michigan Tobacco Settlement Financial Authority, Series A, 7.309%, 06/01/34 [9]	395,000	229,203
Omaha Nebraska Public Power District Electric System Subordinated Revenue Bonds, Series AA, 4.500%, 02/01/34 (MBIA Insured)	70,000	58,796
San Diego California United School District, Refunding Bonds, Election 1998, Series F-1, 4.500%, 07/01/29 (FSA Insured)	30,000	25,432
San Jose California Redevelopment Agency Tax Allocation, Series C, 3.750%, 08/01/28 (MBIA Insured)	35,000	21,186
San Jose California Redevelopment Agency, 3.750%, 08/01/28 (BHAC Insured)	15,000	9,562
State of California, 4.500%, 08/01/27 (AMBAC Insured)	45,000	37,096
State of California, 4.500%, 10/01/29	130,000	104,989
State of California, 4.500%, 08/01/30 (ABMAC Insured)	35,000	27,899
State of California, 4.500%, 08/01/30	30,000	23,913
State of California, Variable Purpose Bond, 3.250%, 12/01/27 (MBIA Insured)	25,000	16,327
State of California, Variable Purpose Bond, 4.500%, 12/01/33 (AMBAC Insured)	110,000	84,779
Virginia Tobacco Settlement Financing Corp., 6.706%, 06/01/46 [9]	1,075,000	587,767
University of California Regents Medical Center, Series A, 4.750%, 05/15/31 (MBIA Insured)	10,000	8,627
Wisconsin Housing & Economic Development Authority, Revenue Bonds, Series E, 4.900%, 11/01/35	10,000	7,880
Total Municipal Bonds (cost $2,890,163)		2,051,956
Asset-Backed Securities—2.5%
ARG Funding Corp., Series 2005-2A, Class A5, 2.639%, 05/20/11, (01/20/09) (a) [5]	385,000	324,772
Capital One Auto Finance Trust 2006-C A4, 1.225%, 05/15/13, (01/15/09)[5]	735,000	511,157
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 06/20/14	780,000	512,043
Centex Home Equity Loan, Series 2004-A, Class AF6, 4.270%, 01/25/34 [7]	260,139	233,794
Chase Issuance Trust, Series 2007-B1, Class B1, 1.445%, 04/15/19, (01/15/09)[5]	845,000	262,945
Chase Issuance Trust, Series 2005-C1, Class C1, 1.565%, 11/15/12, (01/15/09)[5]	56,000	44,980
Community Program Loan Trust, Series 87-A, Class A4, 4.500%, 10/01/18	15,956	15,993
Countrywide Home Loans, Series 2002-S1, Class A5, 6.460%, 05/25/32 (b)	264,626	183,469
MBNA Credit Card Master Note Trust, Series 2005-B2, Class B, 1.375%, 12/17/12, (01/15/09)[5]	535,000	441,304
Merrill Auto Trust Securitization, Series 2008-1, Class B, 6.750%, 04/15/15	200,000	166,746
Total Asset-Backed Securities (cost $3,720,851)		2,697,203
Mortgage-Backed Securities—1.1%
Credit Suisse Mortgage Capital, Series 2007-C5, Class A4, 5.695%, 09/15/40 [7]	300,000	199,400
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 08/25/20	313,244	243,954
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 01/15/49	110,000	78,107
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.819%, 06/15/49 [7]	220,000	156,077

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Mortgage-Backed Securities—1.1% (continued)
LB-UBS Commercial Mortgage Trust, Series 2001-C3, Class A2, 6.365%, 12/15/28	$320,000		$311,798
Morgan Stanley Dean Witter Capital, Inc., Series 2001-PPM, Class A2, 6.400%, 02/15/31	214,015		211,082
Total Mortgage-Backed Securities (cost $1,182,532)			1,200,418

	Shares
Preferred Stocks—0.4%
CIT Group, Inc., Series A, 6.350%	5,365		69,208
FHLMC, Series F, 5.000%*	750		405
FHLMC, Series K, 5.790%*	2,250		1,665
FHLMC, Series O, 5.810%*	750		412
FHLMC, Series P, 6.000%*	1,000		650
FHLMC, Series R, 5.700%*	1,200		636
FHLMC, Series T, 6.420%*	700		420
FHLMC, Series U, 5.900%*	1,700		527
FHLMC, Series V, 5.570%*	11,750		3,525
FHLMC, Series W, 5.660%*	3,450		1,725
FHLMC, Series Y, 6.550%*	3,300	[2]	957
FHLMC, Series Z, 8.375%*	29,524		11,514
FNMA, Series H, 5.810%*	450		549
FNMA, Series I, 5.375%*	1,050		1,208
FNMA, Series L, 5.125%*	550		550
FNMA, Series M, 4.750%*	1,500		1,545
FNMA, Series Q, 6.750%*	700		455
FNMA, Series S, 8.250%*	52,775	[2]	43,803
Lehman Brothers Holdings, Inc., Series P, 7.250%*[8]	385		192
Newell Financial Trust I, 5.250%	13,455		353,194
Total Preferred Stocks (cost $3,243,454)			493,140
Other Investment Companies—16.4%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	12,028,022		12,028,022
BNY Institutional Cash Reserves Fund, Series B*[3,10]	247,572		22,281
BNY Institutional Cash Reserves Fund, Series C*[3,11]	96,363		96,363
Dreyfus Cash Management Fund, Institutional Class Shares, 1.53%[12]	4,391,057		4,391,057
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 2.02%[13]	1,508,808		1,508,808
Total Other Investment Companies (cost $18,271,822)			18,046,531
Total Investments—110.6% (cost $140,394,771)			121,397,596
Other Assets, less Liabilities—(10.6)%			(11,683,549)
Net Assets—100.0%			$109,714,047

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Portfolio Manager’s Comments

The Managers Short Duration Government Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with low volatility of net asset value.

The Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis. Under normal circumstances the Fund will invest at least 80% of its assets in debt securities issued by the U.S. government or its agencies and instrumentalities, and synthetic instruments or derivatives having economic characteristics similar to such debt securities.

The Fund typically employs hedging techniques using instruments such as interest rate futures, options, floors, caps, and swaps, designed to reduce the interest-rate risk of their fixed-income securities. The Fund’s benchmark is the Merrill Lynch Six-Month U.S. T-Bill Index.

The Portfolio Manager

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Fund. Smith Breeden, located at 280 South Mangum Street, Suite 301, Durham, NC., was founded in 1982. Smith Breeden is a money management and consulting firm involved in money management for separate accounts such as pensions and endowments, financial institution consulting and investment advice, and equity investments. The firm specializes in high-credit-quality fixed-income investments, interest-rate-risk management, and the application of option pricing to banking and investments. As of December 31, 2008, Smith Breeden advised or managed assets of approximately $18.4 billion.

Smith Breeden believes that innovative research provides critical insights into the fixed-income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve their clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed income securities with wide risk-adjusted spreads produces an attractive total return in comparison with the market return.

•

The incremental return available from security selection and sector allocation, based on careful relative-value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates.

•

Within the investment-grade fixed-income market, the spread sectors, e.g., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS) will tend to outperform Treasury securities over a market cycle. The mortgage, corporate, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Smith Breeden specializes in analyzing and investing in mortgage securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and prepayment rates, the portfolio manager seeks to structure a portfolio with risk characteristics similar to those of six-month U.S. Treasury securities, but with slightly higher returns. Because there is less certainty about the timing of principal payments to individual mortgage securities than for U.S. Treasury securities, they tend to carry a slightly higher yield. A properly structured portfolio of mortgage securities, however, can have a highly predictable cash flow while maintaining a yield advantage over Treasuries. Although the portfolio management team often purchases securities with maturities longer than six months, it does not attempt to increase returns by actively positioning the interest rate sensitivity of the Fund. Instead the team typically manages the weighted-average duration of the Fund so that it remains close to six months.

The ideal investment exhibits many of the following traits:

•	Yield advantage over Treasuries

•	Very high quality (AAA or Government)

•	Attractive value relative to other MBS opportunities

The portfolio:

•	Seeks to optimize return per unit of risk

•	Minimal exposure to credit risk and interest rate risk

•	Consists of high quality MBS, CMBS, and ABS securities

•	Will tend to have an interest-rate sensitivity similar to that of a six-month Treasury bill

The Smith Breeden investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	They deem it necessary to reallocate the Fund

•	It will help maintain the Fund’s target duration

The Year in Review

During the 12 months ended December 31, 2008, the Fund returned -1.19%, while the Merrill Lynch Six-Month Treasury Bill Index returned 3.58%.

The credit and financial crisis of 2008 was an exceptionally challenging time for fixed-income markets and was marked by a number of significant cant events including:

•	Federal Reserve assisted purchase of Bear Stearns by JPMorgan

•	Fannie Mae and Freddie Mac taken into conservatorship

•	Lehman Brothers filed for Chapter 11 bankruptcy

•	Goldman Sachs and Morgan Stanley’s conversion to bank holding companies

•	Federal Reserve purchases warrants for 80% equity stake of AIG

•	FOMC cuts the Fed Funds Rate to a record 0-25 basis point range

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

As a result of the incredible market stress, all spread products, including the MBS, ABS, and CMBS in which Smith Breeden focuses, underperformed Treasuries as market participants largely executed a “flight-to-quality.” The resulting decrease in yields stemming from this increased demand for Treasuries was simply astounding. Three-month T-bills went from a 3.36% yield at the beginning of 2008 to a 0.11% yield by the end of the year. Thirty-year Treasury bond yields dropped from 4.45% to 2.69% over the same period, as market participants were willing to except lower returns in exchange for safety.

At the beginning of 2008, the Fund had a fairly modest allocation to non-agency adjustable rate mortgages (ARMs), ABS, and CMBS, with these combined positions representing roughly 10.7% of capital exposure. This exposure was positioned at the very top of the capital structure to provide maximum credit protection to the securities.

Most of the Fund’s underperformance for the year can be attributed to the agency fixed-rate MBS exposure. While this sector was not subject to the credit risk of bonds backed by subprime mortgages, both 15-year and 30-year agency MBS widened 50 (0.50%) to 100 (1.00%) basis points in option-adjusted spreads, as interest in U.S. MBS from overseas investors dissipated. Additionally, the realized volatility in interest and mortgage rates dramatically increased, which in turn elevated the hedging costs of these longer maturity securities. Collateralized mortgage obligations (CMOs) accounted for the majority of the remaining underperformance. Agency interest-only (IO) returns also hampered portfolio performance due to the decrease in interest rates, which increased the refinance ability of conventional mortgages. For most of the year, the Fund maintained positions in the front end of the yield curve. Favorable effects from yield curve positioning partially mitigated the adverse effects from fixed-rate MBS and CMOs.

Looking Forward

At year end, the Fund was positioned modestly shorter in duration than that of the benchmark and would likely benefit from a steepening yield curve. Also as of year-end, the Fund maintained almost no leverage in the portfolio. ABS, CMBS, and non-agency ARM exposures have been reduced by 32%, 17%, and 73%, respectively, on a market-value basis within the portfolio. The Fund maintains a small allocation to Treasury inflation protected securities (TIPS) and IO Strips. Smith Breeden believes that the high quality spread assets that are held in the portfolio are likely to lead the recovery, as government intervention and stimulus continue to target these types of assets. In Smith Breeden’s opinion, the portfolio is well positioned to benefit from this recovery.

Cumulative Total Return Performance

Managers Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Merrill Lynch Six-Month T-Bill Index is an unmanaged index that measures returns of six-month U.S. Treasury bills. Unlike the Fund, the Merrill Lynch Six-Month T-Bill Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 1998 to a $10,000 investment made in the Merrill Lynch Six-Month T-Bill Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annualized total returns for the Managers Short Duration Government Fund and the Merrill Lynch Six-Month T-Bill Index from December 31, 1998 through December 31, 2008.

Average Annual Total Returns:[1]	1 Year	5 Years	10 Years
Short Duration Government[2,3,4]	(1.19)%	2.61%	3.61%
Merrill Lynch Six-Month T-Bill Index	3.58%	3.65%	3.80%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2008. All returns are in U.S. dollars($).

[2]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[3]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

[4]

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Short Duration Government Fund

Fund Snapshots

December 31, 2008

Portfolio Breakdown

Portfolio Breakdown	Short Duration Government Fund**
U.S Government and Agency Obligations	93.5%
Mortgage-Backed Securities	7.8%
Asset-Backed Securities	1.0%
Other Assets and Liabilities	(2.3)%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
FNMA, 6.000%, TBA	12.2%
FHLMC, 5.953%, 02/01/37	4.2
FHLMC Gold Pool, 1.445%, 06/15/35	2.8
GMAC Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2, 7.724%, 03/15/33*	2.8
FHLMC, Series 2958, Class NB, 5.000%, 05/15/25	2.7
FNMA, 6.000%, 09/01/22	2.2
FNMA, Series 2006-57, Class PA, 5.500%, 08/25/27	2.1
FHLMC, Series 2725, Class PC, 4.500%, 05/15/28	2.1
FNMA Whole Loan, Series 2005-W2, Class A1, 0.671%, 05/25/35*	2.0
FNMA, Series 1993-139, Class GA, 7.000%, 08/25/23	1.9

Top Ten as a Group	35.0%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Short Duration Government Fund

Schedule of Portfolio Investments

December 31, 2008

Security Description	Principal Amount	Value
U.S. Government and Agency Obligations—93.5%
Federal Home Loan Mortgage Corporation—45.5%
FHLMC, 3.795%, 07/01/34, (06/01/09) [5]	$766,162	$744,409
FHLMC, 3.810%, 05/01/34, (06/01/09) [5]	479,904	466,306
FHLMC, 4.000%, 09/15/15	830,828	836,100
FHLMC, 4.513%, 10/01/33, (10/01/09) [5]	3,099,980	3,078,522
FHLMC, 4.674%, 03/01/38, (04/01/13) [5]	1,934,791	1,959,807
FHLMC, 4.903%, 12/01/35, (10/01/10) [5]	1,735,201	1,749,411
FHLMC, 5.000%, 06/01/09 to 06/15/27	8,922,221	9,103,795
FHLMC, 5.953%, 02/01/37, (02/01/12) [5]	10,073,632	10,324,416
FHLMC, 6.000%, 10/15/26 to 07/01/37	1,911,280	1,960,138
FHLMC, 6.000%, TBA	28,700,000	29,704,500
FHLMC Gold Pool, 1.445%, 06/15/35, (01/15/09) [5]	7,058,980	6,926,181
FHLMC Gold Pool, 3.750%, 11/15/25	3,362,386	3,364,146
FHLMC Gold Pool, 4.000%, 12/01/20	3,974,185	4,017,511
FHLMC Gold Pool, 5.000%, 06/01/09 to 08/01/19	3,722,654	3,840,948
FHLMC Gold Pool, 5.500%, 08/01/19 to 12/01/17	1,874,534	1,938,294
FHLMC Gold Pool, 6.000%, 09/01/37	530,419	546,987
FHLMC Gold Pool, 7.500%, 04/01/15 to 04/01/29	640,830	672,696
FHLMC Gold Pool, 8.500%, 12/01/25	89,454	96,529
FHLMC Pool, 7.500%, 03/01/33	1,008,577	1,070,479
FHLMC, Series 2697, Class LP, 4.500%, 10/15/19	884,826	895,316
FHLMC, Series 2963, Class WL, 4.500%, 07/15/25	979,395	985,781
FHLMC, Series 2691, Class TC, 4.500%, 07/15/26	4,289,934	4,331,231
FHLMC, Series 2725, Class PC, 4.500%, 05/15/28	5,072,000	5,139,052
FHLMC, Series 2958, Class NB, 5.000%, 05/15/25	6,425,620	6,476,225
FHLMC, Series 2964, Class NA, 5.500%, 02/15/26	1,812,995	1,843,104
FHLMC, Series 2984, Class NA, 5.500%, 04/15/26	3,924,890	3,994,385
FHLMC, Series 3165, Class JA, 5.500%, 04/15/26	769,817	788,107
FHLMC, Series 3138, Class PA, 5.500%, 02/15/27	3,538,577	3,618,939
FHLMC Structured Pass Through Securities, 4.391%, 11/25/38	51,740	51,623
FHLMC Structured Pass Through Securities, 7.500%, 02/25/42	138,052	144,696
FHLMC Structured Pass Through Securities, Series T-51, Class 2A, 7.500%, 08/25/42 [7]	225,577	236,433
Total Federal Home Loan Mortgage Corporation		110,906,067
Federal National Mortgage Association—39.6%
FNMA, 0.791%, 11/25/30, (01/25/09) [5]	2,847,395	2,695,648
FNMA, 0.871%, 03/25/35, (01/25/09) [5]	3,079,416	2,845,362
FNMA, 3.781%, 06/01/34, (06/01/09) [5]	2,818,735	2,711,568
FNMA, 4.254%, 06/01/34, (05/01/09) [5]	3,383,763	3,445,396
FNMA, 4.449%, 08/01/34, (06/01/09) [5]	1,723,863	1,732,776
FNMA, 4.500%, TBA	2,000,000	2,018,124
FNMA, 4.554%, 08/01/34, (05/01/09) [5]	1,125,506	1,120,987

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Federal National Mortgage Association—39.6% (continued)
FNMA, 4.862%, 09/01/33, (09/01/09) [5]	$1,168,004	$1,172,618
FNMA, 4.965%. 01/01/36, (11/01/10) [5]	587,293	591,248
FNMA, 5.000%, 07/01/18 to 03/25/24	2,909,091	2,977,770
FNMA, 5.152%, 01/01/36, (12/01/10) [5]	242,198	245,133
FNMA, 5.299%, 06/01/37, (05/01/10) [5]	1,738,602	1,762,117
FNMA, 5.337%, 08/01/36, (05/01/11) [5]	1,229,346	1,247,649
FNMA, 5.357%, 02/01/37, (12/01/09) [5]	2,179,688	2,159,354
FNMA, 5.500%, 11/01/18 to 01/01/21	2,819,620	2,909,186
FNMA, 5.504%, 05/01/36, (05/01/11) [5]	773,312	787,656
FNMA, 5.625%, 10/01/36, (04/01/11) [5]	3,278,037	3,335,556
FNMA, 5.722%, 01/01/33, (09/01/09) [5]	124,660	125,429
FNMA, 5.759%, 01/01/37, (01/01/12) [5]	4,068,911	4,159,661
FNMA, 5.874%, 09/01/37, (08/01/12) [5]	1,745,722	1,794,351
FNMA, 5.889%, 09/01/37, (09/01/12) [5]	1,857,643	1,907,268
FNMA, 5.997%, 11/01/37, (10/01/12) [5]	2,696,484	2,782,775
FNMA, 6.000%, 03/01/17 to 09/01/22	5,733,183	5,957,706
FNMA, 6.500%, 04/01/17 to 08/01/32	2,294,087	2,395,083
FNMA, 6.740%, 06/01/09	878,779	888,168
FNMA, 7.000%, 09/01/14	1,208,565	1,255,997
FNMA, 7.500%, 12/01/33 to 01/01/34	288,999	303,326
FNMA, Series 2005-86, Class WH, 5.000%, 11/25/25	2,784,003	2,816,371
FNMA, Series 2008-22, Class KA, 5.500%, 06/25/21	1,644,911	1,661,409
FNMA, Series 2005-108, Class TA, 5.500%, 03/25/22	528,139	529,215
FNMA, Series 2005-16, Class LY, 5.500%, 09/25/25	1,238,136	1,251,987
FNMA, Series 2006-57, Class PA, 5.500%, 08/25/27	5,110,754	5,215,006
FNMA, Series 2006-48, Class TA, 5.500%, 04/25/28	3,826,274	3,909,858
FNMA, Series 2006-33, Class QA, 6.000%, 01/25/29	2,648,865	2,705,854
FNMA, Series 2005-115, Class OC, 6.000%, 10/25/33	1,702,264	1,736,764
FNMA, Series 1993-139, Class GA, 7.000%, 08/25/23	4,554,520	4,658,430
FNMA Grantor Trust, Series 2002-T5, Class A1, 0.711%, 05/25/32, (01/26/09) [5]	636,427	553,728
FNMA Grantor Trust Pass Through, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	889,447	910,294
FNMA Pass Through Securities, Series 2002-33, Class A2, 7.500%, 06/25/32	136,610	141,775
FNMA Whole Loan, Series 2005-W2, Class A1, 0.671%, 05/25/35, (01/25/09) [5]	5,689,941	4,992,246
FNMA Whole Loan, Series 2003-W8, Class 3F1, 0.871%, 05/25/42, (01/25/09) [5]	2,152,656	2,049,756
FNMA Whole Loan, Series 2004-W14, Class 1AF, 0.871%, 07/25/44, (01/25/09) [5]	4,515,606	4,326,762
FNMA Whole Loan, Series 2004-W5, Class F1, 0.921%, 02/25/47, (01/25/09) [5]	1,069,655	1,040,958
FNMA Whole Loan, Series 2002-W1, Class 2A, 7.500%, 02/25/42 [7]	664,916	700,033
FNMA Whole Loan, Series 2002-W6, Class 2A, 7.500%, 06/25/42	568,944	598,992
FNMA Whole Loan, Series 2003-W4, Class 4A, 7.500%, 10/25/42	1,132,051	1,191,838
FNMA Whole Loan, Series 2003-W1, Class 2A, 7.500%, 12/25/42	36,374	38,295
Total Federal National Mortgage Association		96,357,483

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Government National Mortgage Association—7.2%
GNMA, 3.625%, 03/20/37, (04/01/09) [5]	$922,270		$885,067
GNMA, 4.500%, 07/20/35 to 09/20/35, (10/01/09) [5]	4,805,493		4,659,850
GNMA, 4.625%, 07/20/18 to 09/20/35, (10/01/09) [5]	5,725,615		5,584,322
GNMA, 4.750%, 01/20/32, (04/01/09) [5]	189,064		185,814
GNMA, 4.750%, 10/20/34, (01/01/10) [5]	574,005		556,603
GNMA, 5.000%, 10/20/32, (01/01/10) [5]	384,428		378,672
GNMA, 5.000%, 03/20/35, (04/01/09) [5]	146,942		144,279
GNMA, 5.000%, 06/20/35, (07/01/09) [5]	180,342		178,031
GNMA, 5.125%, 10/20/17 to 11/20/27, (01/01/10) [5]	2,006,411		1,986,097
GNMA, 5.250%, 01/20/28, (04/01/09) [5]	97,363		96,685
GNMA, 5.375%, 03/20/23, (04/01/09) [5]	117,527		116,614
GNMA, 5.375%, 03/20/21 to 05/20/33, (07/01/09) [5]	1,858,241		1,858,789
GNMA, 5.500%, 01/20/34, (04/01/09) [5]	824,525		814,687
GNMA, 9.500%, 07/15/09 to 12/15/17	16,091		17,400
Total Government National Mortgage Association			17,462,910
Interest Only Strips—0.7%
FHLMC IO Strip, 4.500%, 08/15/35 to 09/15/35	870,487		145,943
FHLMC IO Strip, 5.000%, 05/15/18 to 08/01/35	6,630,194		757,004
FHLMC IO Strip, 5.905%, 11/15/30, (01/15/09) [5,9]	296,960		17,108
FHLMC IO Strip, 7.500%, 10/01/27	54,960		9,717
FHLMC IO Strip, 8.000%, 06/01/31	12,689		2,181
FNMA IO Strip, 5.000%, 02/01/35 to 12/01/35	7,089,203		803,337
FNMA IO Strip, 6.781%, 01/25/24, (01/25/09) [5]	106,745		13,424
FNMA IO Strip, 7.500%, 11/18/14	78,501		5,011
FNMA IO Strip, 8.000%, 08/25/22 to 05/01/30	210,582		40,832
FNMA IO Strip, 9.000%, 12/15/16	48,026		9,192
Total Interest Only Strips			1,803,749
U.S. Treasury Notes—0.5%
U.S. Treasury Inflation Linked Notes, 2.375%, 04/15/11	1,272,666		1,242,937
Total U.S. Government and Agency Obligations (cost $229,658,794)			227,773,146
Mortgage-Backed Securities and Interest Only Strips—7.8%
Mortgage-Backed Securities—7.7%
Countrywide Home Loans, Inc., 0.971%, 02/25/35, (01/26/09) [5,9]	1,557,435		446,372
Deutsche Alt-A Securities, Inc. Mortgage Loan, 6.250%, 07/25/36 [7,9]	481,568		421,355
Fannie Mae Trust, Series 2005-30, Class BU, 5.000%, 03/25/24	810,467		813,446
GE Capital Commercial Mortgage Corporation, 6.496%, 01/15/33	496,855		487,861
GMAC Commercial Mortgage Securities, Inc., Series 2000-C3, Class A2, 6.957%, 09/15/35	1,547,910		1,531,871
GMAC Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2, 7.724%, 03/15/33 [7]	6,806,304	[2]	6,805,890
Greenwich Capital Commercial Funding Corp., Class A2, Series 2005-GG3, 4.305%, 08/10/42	1,753,503		1,659,276
Harborview Mortgage Loan Trust, Series 2004-8, Class 2A3, 0.991%, 11/19/34, (01/20/09) [5,9]	1,425,019		963,131
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A2, 7.560%, 11/15/31	2,048,125		2,042,675

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Mortgage-Backed Securities—7.7% (continued)
PNC Mortgage Acceptance Corp., Series 2000-C2, Class A2, 7.300%, 10/12/33 [7]	$1,913,944	$1,904,753
Salomon Brothers Mortgage Securities VII, Inc., Series 2000 C-2, Class A2, 7.455%, 07/18/33	282,143	281,379
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 2AS2, 5.750%, 08/25/47 [7,9]	2,300,287	1,055,035
Washington Mutual, Class 2A3, Series 2005-AR2, 0.821%, 01/25/45, (01/25/09) [5,9]	956,498	399,361
Total Mortgage-Backed Securities		18,812,405
Mortgage-Backed Interest Only Strips—0.1%
Bank of America-First Union IO Strip, Series 2001-3, Class XC, 0.474%, 04/11/37 (a) [7]	4,798,489	144,021
CS First Boston Mortgage Securities Corp., IO Strip, Series 2001-CP4, Class AX, 0.552%, 12/15/35 (a) [7]	1,392,723	31,303
CS First Boston Mortgage Securities Corp., IO Strip, Series 1998-C1, Class AX, 0.983%, 05/17/40 [7]	760,430	23,814
GMAC, Series 1999-C1 IO Strip, Class X, 0.575%, 05/15/33 [7]	2,552,778	27,313
Total Mortgage-Backed Interest Only Strips		226,451
Total Mortgage-Backed Securities and Interest Only Strips (cost $24,604,762)		19,038,856
Asset-Backed Securities—1.0%
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF10, Class A4, 0.791%, 11/25/35, (01/26/09) [5]	1,800,000	1,375,257
FNMA Grantor Trust, Series 2003-T4, Class A1, 0.581%, 09/26/33, (01/26/09) [5]	19,049	13,680
FNMA Grantor Trust, Series 2003-T2, Class A1, 0.751%, 03/25/33, (01/26/09) [5]	394,826	310,715
FNMA Whole Loan, Series 2003-W13, Class AV2, 0.751%, 10/25/33, (01/25/09) [5]	156,016	145,622
FNMA Whole Loan, Series 2001-W2, Class AS5, 6.473%, 10/25/31 (b)	140,903	140,368
Structured Asset Investment Loan Trust, 1.011%, 12/25/34, (01/26/09) [5]	585,866	500,968
Total Asset-Backed Securities (cost $3,098,523)		2,486,610
Short-Term Investments—11.3%
U.S. Government and Agency Discount Notes—0.5%
FNMA Discount Notes, 0.009%, 02/11/09 [4,14]	50,000	49,999
FHLMC Discount Notes, 0.011%, 02/02/09 [4,14]	800,000	799,993
FHLMC Discount Notes, 0.070%, 03/30/09 [4,14]	250,000	249,958
Total U.S. Government and Agency Discount Notes		1,099,950

	Shares
Other Investment Companies—10.8%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	2,462,004	2,462,004
BNY Institutional Cash Reserves Fund, Series B*[3,10]	15,507	1,395
BNY Institutional Cash Reserves Fund, Series C*[3,11]	42,215	42,215
Dreyfus Cash Management Fund, Institutional Class Shares, 1.53%[12]	23,706,082	23,706,082
Total Other Investment Companies		26,211,696
Total Short-Term Investments (cost $27,322,312)		27,311,646
Total Investments -113.6% (cost $284,684,391)		276,610,258
Other Assets, less Liabilities—(13.6)%		(33,061,778)
Net Assets—100.0%		$243,548,480

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments

The Managers Intermediate Duration Government Fund’s (the “Fund”) investment objective is to achieve total return in excess of the total return of the major market indices for mortgage-backed securities.

The Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Citigroup Mortgage Index and the Barclays Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury notes, and typically will range between three and five years.

Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities issued by the U.S. Government, its agencies and instrumentalities, and synthetic instruments or derivatives, or securities having economic characteristics similar to such debt securities. The Fund’s benchmark is the Citigroup Mortgage Index (the “Index”).

The Portfolio Manager

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Fund. Smith Breeden, located at 280 South Mangum Street, Suite 301, Durham, NC., was founded in 1982. Smith Breeden is a money management and consulting firm involved in money management for separate accounts such as pensions and endowments, financial institution consulting and investment advice, and equity investments. The firm specializes in high-credit-quality fixed-income investments, interest-rate risk management, and the application of option pricing to banking and investments. As of December 31, 2008, Smith Breeden advised or managed assets of approximately $18.4 billion.

Smith Breeden believes that innovative research provides critical insights into the fixed income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve our clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

•

The incremental return available from security selection and sector allocation, based on careful relative-value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates.

•

Within the investment-grade fixed income market, the spread sectors, e.g., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS), will tend to outperform Treasury securities over a market cycle. The mortgage, corporate, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Smith Breeden specializes in analyzing and investing in mortgage-backed securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and historic and prospective prepayment rates, the team seeks to structure a portfolio that will outperform the Index. While the portfolio managers will purchase securities of any maturity or duration, they do not attempt to add value by actively positioning the interest rate sensitivity of the portfolio. Instead, they typically manage the weighted average duration of the portfolio so that it is similar to that of the duration of the Index.

The ideal investment exhibits the following traits:

•	Very high quality (AAA or Government)

•	Attractive value relative to other MBS opportunities

The portfolio managers limit purchases to securities from the following asset classes:

•	Securities issued directly or guaranteed by the U.S. government or its agencies or instrumentalities

•	Mortgage-backed securities rated AAA by Standard & Poor’s Corporation (“S&P”) or Aaa by Moody’s Investors Service, Inc. (“Moody’s”)

•	Securities fully collateralized by assets in either of the above classes

•	Assets that would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution, and hedge instruments

•	Stripped mortgage-backed securities, which may only be used for risk-management purposes

The Smith Breeden investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	To maintain the portfolio’s target duration

•	For portfolio allocation purposes

The Year in Review

During the 12 months ended December 31, 2008, the Fund returned 0.85% compared to 8.49% for the Index.

The credit and financial crisis of 2008 was an exceptionally challenging time for fixed-income markets and was marked by a number of significant events including:

•	Federal Reserve assisted purchase of Bear Stearns by JPMorgan

•	Fannie Mae and Freddie Mac taken into conservatorship

•	Lehman Brothers filed for Chapter 11 bankruptcy

•	Goldman Sachs and Morgan Stanley’s conversion to bank holding companies

•	Federal Reserve purchases warrants for 80% equity stake in AIG

•	FOMC cuts the Federal Funds Rate to a record 0-25 basis point range

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

As a result of the incredible market stress, all spread products, including the MBS, ABS, and CMBS on which Smith Breeden focuses, underperformed Treasuries as market participants largely executed a “flight-to-quality.” The resulting decrease in yields stemming from this increased demand for Treasuries was simply astounding. Three-month T-bills went from a 3.36% yield at the beginning of 2008 to a 0.11% yield by the end of the year. Thirty-year Treasury bond yields dropped from 4.45% to 2.69% over the same period as market participants were willing to accept lower returns in exchange for safety.

At the beginning of 2008, the Fund had a fairly modest allocation to non-agency adjustable-rate mortgages (ARMs), with the position representing roughly 7.6% of capital exposure. This exposure was positioned at the very top of the capital structure to provide maximum credit protection to the securities. Despite this relatively modest exposure to non-agency ARMs, this sector accounted for more than half of the underperformance of the Fund. The vast majority of the portfolio’s remaining underperformance came from other AAA-rated non-agency mortgage exposure in fixed-rate mortgages (FRMs) and collateralized mortgage obligations (CMOs). The agency exposure faired relatively well, in terms of its contribution to portfolio returns, with the exception of the agency interest-only (IO) positions. The dramatic decrease in interest rates, which increased the refinance- ability of conventional mortgages, decreased the value of the IO positions. For most of the year, the Fund maintained positions in the front end of the yield curve.

Favorable effects from yield curve positioning partially mitigated the adverse effects of widening non-agency mortgage spreads.

Looking Forward

On December 31, 2008, the Fund maintained most of its exposure in both 15-year and 30-year fixed-rate agency mortgages. In total, 15% of capital is allocated to adjustable-rate mortgages (ARMs), which are not included in the Index. The total allocation to nonagency ARMs has been reduced by almost 70% relative to where it began 2008. Smith Breeden continues to include agency ARMs in the Fund’s portfolio because they offer wider option-adjusted spreads than fixed-rate mortgages while also having a relatively high level of liquidity. The Fund also maintains a small allocation to CMBS, IO strips, CMOs, and treasury inflation protected securities (TIPS). Smith Breeden believes that the high-quality spread assets that are held in the Fund are likely to lead the recovery, as government intervention and stimulus continue to target these types of assets. As such, it is Smith Breeden’s opinion that the Fund is well positioned to benefit from this recovery.

Cumulative Total Return Performance

Managers Intermediate Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

Fund on December 31, 1998 to a $10,000 investment made in the Citigroup Mortgage Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Managers Intermediate Duration Government Fund and the Citigroup Mortgage Index from December 31, 1998 through December 31, 2008.

Average Annual Total Returns:[1]	1 Year	5 Years	10 Years
Intermediate Duration Government[2,3,4,5]	0.85%	3.49%	4.81%
Citigroup Mortgage Index	8.49%	5.62%	6.10%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2008. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay their creditors.
[4]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

[5]

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Intermediate Duration Government Fund

Fund Snapshots

December 31, 2008

Portfolio Breakdown

Portfolio Breakdown	Intermediate Duration Government Fund**
U.S. Government and Agency Obligations	129.1%
Mortgage-Backed Securities	8.7%
Other Assets and Liabilities	(37.8)%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
FHLMC, 5.500%, TBA	17.1%
FNMA, 6.000%, TBA	7.3
FNMA, 6.500%, TBA	7.0
FNMA, 5.000%, 10/01/35*	6.8
FHLMC Gold Pool, 5.500%, 02/01/35*	5.9
FHLMC, 5.621%, 01/01/36	5.4
FHLMC Gold Pool, 5.500%, 06/01/35*	5.2
GNMA, 6.000%, TBA	4.2
FHLMC Gold Pool, 5.500%, 01/01/35*	4.0
FHLMC Gold Pool, 6.000%, 10/01/21*	3.5

Top Ten as a Group	66.4%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments

December 31, 2008

Security Description	Principal Amount	Value
U.S. Government and Agency Obligations—129.1%
Federal Home Loan Mortgage Corporation—74.3%
FHLMC, 4.320%, 11/01/33, (12/01/09) [5]	$2,367,145	$2,358,112
FHLMC, 4.500%, 04/01/35	687,465	698,304
FHLMC, 5.000%, 05/01/18 to 12/01/35	8,796,463	8,992,147
FHLMC, 5.000%, TBA	3,000,000	3,065,625
FHLMC, 5.500%, 11/01/17 to 05/01/34	4,609,454	4,742,768
FHLMC, 5.500%, TBA	28,500,000	29,167,983
FHLMC, 5.621%, 01/01/36, (01/01/13) [5]	9,054,265	9,231,270
FHLMC, 5.953%, 02/01/37, (02/01/12) [5]	843,486	864,485
FHLMC, 6.000%, 02/01/22 to 03/01/22	1,963,882	2,036,550
FHLMC, 7.500%, 01/01/31 to 07/01/34	3,368,221	3,557,098
FHLMC Gold Pool, 3.750%, 11/15/25	2,685,653	2,687,058
FHLMC Gold Pool, 4.000%, 12/01/20	837,131	846,257
FHLMC Gold Pool, 4.500%, 05/01/34 to 01/01/36	17,864,373	18,136,544
FHLMC Gold Pool, 5.000%, 04/01/19 to 08/01/19	325,598	335,512
FHLMC Gold Pool, 5.500%, 10/01/33 to 06/01/35	29,548,842	30,301,767
FHLMC Gold Pool, 6.000%, 09/01/17 to 05/01/22	7,800,545	8,089,333
FHLMC Gold, 6.500%, TBA	1,000,000	1,038,438
FHLMC Structured Pass Through Securities, Series T-51, Class 2A, 7.500%, 08/25/42 [7]	315,808	331,006
Total Federal Home Loan Mortgage Corporation		126,480,257
Federal National Mortgage Association—47.7%
FNMA, 0.791%, 11/25/30, (01/25/09) [5]	2,847,395	2,695,648
FNMA, 0.871%, 03/25/35, (01/25/09) [5]	1,913,204	1,767,790
FNMA, 3.781%, 06/01/34, (06/01/09) [5]	2,285,170	2,198,289
FNMA, 4.254%, 06/01/34, (05/01/09) [5]	2,697,100	2,746,225
FNMA, 4.449%, 08/01/34, (06/01/09) [5]	1,379,090	1,386,220
FNMA, 4.500%, TBA	5,000,000	5,045,310
FNMA, 4.621%, 07/01/33, (06/01/09) [5]	801,753	807,442
FNMA, 5.000%, 06/01/18 to 10/01/35	15,315,137	15,674,575
FNMA, 5.307%, 06/01/37, (05/01/10) [5]	1,381,771	1,400,460
FNMA, 5.500%, 03/01/17 to 12/01/37	13,115,312	13,507,857
FNMA, 5.500%, TBA	5,000,000	5,148,440
FNMA, 5.541%, 02/01/36, (01/01/11) [5]	371,087	378,202
FNMA, 6.000%, 08/01/17	385,364	401,257
FNMA, 6.000%, TBA	12,000,000	12,352,500
FNMA, 6.500%, 11/01/28 to 07/01/32	621,160	646,638
FNMA, 6.500%, TBA	11,500,000	11,942,037
FNMA, Series 1994-55, Class H, 7.000%, 03/25/24	2,750,000	2,933,141
FNMA Whole Loan, Series 2003-W4, Class 4A, 7.500%, 10/25/42	188,675	198,640
Total Federal National Mortgage Association		81,230,671

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Government National Mortgage Association—4.6%
GNMA, 4.625%, 08/20/17, (10/01/09) [5]	$49,551	$49,840
GNMA, 4.625%, 08/20/18, (10/01/09) [5]	102,081	102,632
GNMA, 5.125%, 11/20/17 to 12/20/17, (01/01/10) [5]	303,302	306,218
GNMA, 5.375%, 03/20/16, (04/01/09) [5]	31,117	31,500
GNMA, 5.375%, 06/20/16 to 05/20/21, (07/01/09) [5]	87,827	88,986
GNMA, 6.000%, TBA	7,000,000	7,220,934
GNMA, 7.500%, 09/15/28 to 11/15/31	72,710	77,081
Total Government National Mortgage Association		7,877,191
Interest and Principal Only Strips—1.8%
FHLMC IO Strip, 4.500%, 08/15/35 to 09/15/35	1,645,693	274,943
FHLMC IO Strip, 5.000%, 05/15/17 to 09/15/35	9,261,246	1,059,182
FHLMC IO Strip, 5.505%, 11/15/18, (01/15/09) [5,9]	633,207	41,638
FHLMC IO Strip, 5.905%, 11/15/30, (01/15/09) [5,9]	241,193	13,895
FHLMC IO Strip, 6.000%, 05/01/31	10,740	1,436
FHLMC IO Strip, 6.455%, 9/15/16 to 10/15/16, (01/15/09) [5,9]	441,236	22,922
FHLMC IO Strip, 6.705%, 06/15/31, (01/15/09) [5]	89,371	10,866
FNMA IO Strip, 4.000%, 09/01/33 to 09/01/34	1,388,496	112,339
FNMA IO Strip, 4.500%, 02/25/22 to 09/01/33	453,626	47,641
FNMA IO Strip, 5.000%, 11/01/33 to 12/01/35	9,468,340	1,059,194
FNMA IO Strip, 7.000%, 04/01/23 to 06/01/23	371,297	70,385
FNMA PO Strip, 4.101%, 07/01/33	459,246	414,608
Total Interest and Principal Only Strips		3,129,049
U.S. Treasury Notes—0.7%
U.S. Treasury Inflation Linked Note, 2.375%, 04/15/11	1,136,231	1,109,689
Total U.S. Government and Agency Obligations (cost $217,442,208)		219,826,857
Mortgage-Backed Securities—8.7%
American Home Loan Investment Trust, 5.294%, 06/25/45, (03/25/10) [5,9]	2,250,164	1,052,691
American Home Mortgage Assets, Series 2005-1, Class 1A1, 5.463%, 11/25/35, (03/25/10) [5,9]	189,421	95,756
American Home Mortgage Investment Trust, 3.280%, 04/25/44, (02/25/09) [5,9]	234,735	127,394
American Home Mortgage Investment Trust, 4.390%, 02/25/45, (11/25/09) [5,9]	1,087,369	545,739
American Home Mortgage Investment Trust, 4.569%, 06/25/45, (02/01/09) [5,9]	154,419	97,580
Bank of America Funding Corp., 5.299%, 12/20/34 [9]	287,795	154,093
Bear Stearns Alt-A Trust, 5.888%, 04/25/35 [7,9]	240,345	117,414
Countrywide Alternative Loan Trust, 0.771%, 05/25/35, (01/25/09) [5,9]	1,209,896	966,518
Countrywide Alternative Loan Trust, 6.000%, 06/25/34 [9]	659,983	580,372
Countrywide Alternative Loan Trust, Series 2007-25, Class 2A1, 6.000%, 11/25/22 [9]	815,220	536,007
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HYB2, Class 3A1, 5.418%, 02/25/47 [7,9]	420,676	183,599
Countrywide Home Loans, Inc., 6.355%, 05/20/35 [7,9]	186,435	100,668
Countrywide Home Loans, Inc., Series 2004-R2, Class 1AF1, 0.891%, 11/25/34, (01/25/09) (a) [5,9]	464,734	422,927
Countrywide Home Loans, Inc., Series 2005-HYB8, Class 1A1, 5.383%, 12/20/35 [7,9]	182,985	116,714

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Mortgage-Backed Securities—8.7% (continued)
Deutsche Alt-A Securities, Inc., Series 2006-AR6, Class A6, 0.661%, 02/25/37, (01/26/09) [5,9]	$1,682,977	$645,939
Goldman Sachs Mortgage Participating Loan Trust, Series 2005-RP2, Class 1AF, 0.821%, 03/25/35, (01/25/09) (a) [5,9]	373,400	285,290
GSR Mortgage Loan Trust, Series 2004-5, Class 1A3, 2.680%, 05/25/34, (02/01/09) [5,9]	92,145	53,120
Harborview Mortgage Loan Trust, 5.260%, 11/19/34 [7,9]	157,400	66,452
Master Alternative Loans Trust, 6.000%, 01/25/35 [9]	1,268,236	861,608
Merrill Lynch Mortgage Investors, Inc., 7.560%, 11/15/31	1,498,990	1,495,001
Morgan Stanley Mortgage Loan Trust, 6.093%, 08/25/35 [7,9]	1,711,044	1,162,440
Morgan Stanley Mortgage Loan Trust, Series 2007-14AR, Class 6A1, 6.425%, 11/25/37 [7,9]	1,406,596	633,659
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 2AS2, 5.689%, 08/25/47 [7,9]	1,874,308	859,658
Structured Asset Securities Corp., Series 2005-RF1, Class A, 0.821%, 03/25/35, (01/25/09) (a) [5,9]	452,096	370,520
Washington Mutual Mortgage Pass-Through Certificates, 6.000%, 10/25/35 [9]	2,391,510	1,505,157
Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37 [9]	2,822,017	1,776,107
Total Mortgage-Backed Securities (cost $24,220,472)		14,812,423
Short-Term Investments—5.5%
U.S. Government and Agency Discount Notes—0.2%
FHLMC Discount Notes, 0.011%, 02/02/09 [4,14]	100,000	99,999
FHLMC Discount Notes, 0.149%, 04/13/09 [4,14]	178,000	177,925
Total U.S. Government and Agency Discount Notes		277,924

	Shares
Other Investment Companies—5.3%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,10]	13,850	1,246
Dreyfus Cash Management Fund, Institutional Class Shares, 1.53% [12]	6,952,076	6,952,076
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 2.02% [13]	2,028,522	2,028,522
Total Other Investment Companies		8,981,844
Total Short-Term Investments (cost $9,271,165)		9,259,768
Total Investments—143.3% (cost $250,933,845)		243,899,048
Other Assets, less Liabilities—(43.3)%		(73,718,475)
Net Assets—100.0%		$170,180,573

The accompanying notes are an integral part of these financial statements.

Managers Trust II Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2008, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Managers AMG Chicago Equity Partners Mid-Cap Fund	$45,306,310	$789,347	$(11,943,539)	$(11,154,192)
Managers AMG Chicago Equity Partners Balanced Fund	23,848,353	692,431	(2,627,678)	(1,935,247)
Managers High Yield Fund	39,661,186	10,873	(13,484,357)	(13,473,484)
Managers Fixed Income Fund	140,502,401	1,992,973	(21,097,778)	(19,104,805)
Managers Short Duration Government Fund	284,684,391	1,817,749	(9,891,882)	(8,074,133)
Managers Intermediate Duration Government Fund	250,943,107	4,813,548	(11,857,607)	(7,044,059)

*	Non-income-producing security
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2008, the value of these securities amounted to the following:

Fund	Value	% of Net Assets
Managers High Yield Fund	$3,684,769	14.1%
Managers Fixed Income Fund	9,229,982	8.4%
Managers Short Duration Government Fund	175,324	0.1%
Managers Intermediate Duration Government Fund	1,078,737	0.6%

(b)	Step Bond. A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]	Yield shown for an investment company represents its December 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these securities were out on loan to various brokers as of December 31, 2008, amounting to:

Fund	Value	% of Net Assets
Managers AMG Chicago Equity Partners Mid-Cap Fund	$2,842,923	9.1%
Managers AMG Chicago Equity Partners Balanced Fund	684,333	3.2%
Managers High Yield Fund	1,544,174	5.9%
Managers Fixed Income Fund	12,052,756	11.0%
Managers Short Duration Government Fund	2,668,838	1.1%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]	Percentage rate listed represents yield to maturity at December 31, 2008.
[5]	Floating rate security. The rate listed is as of December 31, 2008. Date in parentheses represents the securities next coupon rate reset.
[6]	Payment-in-kind security. A type of high yield debt instrument whose issuer has the option of making interest payments in either cash or additional debt securities.
[7]	Variable Rate Security. The rate listed is as of December 31, 2008 and is periodically reset subject to terms and conditions set forth in the debenture.
[8]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.

Notes to Schedules of Portfolio Investments (continued)

[9]

Illiquid Security. A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Funds may not invest more than 15% of their net assets in illiquid securities. All securities are valued on the basis of valuations provided by dealers or independent pricing services. Illiquid securities at December 31, 2008, amounted to the following:

Fund	Value	% of Net Assets
Managers Fixed Income Fund	$1,682,265	1.5%
Managers Short Duration Government Fund	3,302,362	1.4%
Managers Intermediate Duration Government Fund	13,395,877	7.9%

[10]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the BNY Institutional Cash Reserves Fund (“ICRF”) (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[11]

On October 6, 2008, The BNYM established a separate sleeve of the ICRF (Series C) to hold certain securities issued by Whistlejacket Capital Ltd. The Fund’s position in Series C is being marked to market daily.

[12]	Under the U.S. Treasury Temporary Money Market Fund Guarantee Program, the maximum amount covered for each Fund’s investment in the Dreyfus Cash Management Fund is:

Fund	Market Value
Managers AMG Chicago Equity Partners Mid-Cap Fund	$669,850
Managers AMG Chicago Equity Partners Balanced Fund	1,690,163
Managers High Yield Fund	535,122
Managers Fixed Income Fund	6,475,984
Managers Short Duration Government Fund	3,259,504
Managers Intermediate Duration Government Fund	6,150,779

[13]	Under the U.S. Treasury Temporary Money Market Fund Guarantee Program, the maximum amount covered for each Fund’s investment in the JPMorgan Liquid Assets Money Market Fund is:

Fund	Market Value
Managers Fixed Income Fund	$1,550,100
Managers Intermediate Duration Government Fund	8,258,106

[14]	Security pledged to cover margin requirements for open futures positions at December 31, 2008.

Investments Definitions and Abbreviations:

AMBAC:	American Municipal Bond Assurance Corp.	GNMA:	Government National Mortgage Association
BHAC:	Berkshire Hathaway Assurance Corp.	MBIA:	Municipal Bond Investor Assurance Corp.
FHLB:	Federal Home Loan Bank	REIT:	Real Estate Investment Trust
FHLMC:	Federal Home Loan Mortgage Corp.	USTB:	United States Treasury Bond
FNMA:	Federal National Mortgage Association	USTN:	United States Treasury Note
FSA:	FSA Capital, Inc.
Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies of par values other than the U.S. dollar (USD):
AUD:	Australian Dollar	MXN:	Mexican Peso
BRL:	Brazilian Real	NZD:	New Zealand Dollar
CAD:	Canadian Dollar	SGD:	Singapore Dollar
ISK:	Iceland Krona	THB:	Thailand Baht

Statements of Assets and Liabilities

December 31, 2008

	Managers AMG Chicago Equity Partners Mid-Cap Fund	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund
Assets:
Investments at value* (including securities on loan valued at $2,842,923, $684,333, $1,544,174, and $12,052,756, respectively)	$34,152,118	$21,913,106	$26,187,702	$121,397,596
Cash	—	—	181,473	—
Foreign currency**	—	—	—	117
Receivable for investments sold	666,195	25,171	32,200	—
Receivable for Fund shares sold	40,165	104,588	1,112,896	628,273
Dividends, interest and other receivables	41,885	94,623	705,974	1,787,778
Prepaid expenses	25,564	28,772	27,190	36,808
Total assets	34,925,927	22,166,260	28,247,435	123,850,572
Liabilities:
Payable for Fund shares repurchased	46,555	23,164	48,917	1,639,959
Payable upon return of securities loaned	2,846,791	708,302	1,619,947	12,371,957
Payable for investments purchased	644,096	26,777	427,934	—
Accrued expenses:
Investment advisory and management fees	14,309	7,588	264	13,605
Administrative fees	5,083	3,464	3,693	18,357
Other	53,209	38,919	58,469	92,647
Total liabilities	3,610,043	808,214	2,159,224	14,136,525

Net Assets	$31,315,884	$21,358,046	$26,088,211	$109,714,047
Net Assets Represent:
Paid-in capital	$54,627,535	$39,256,627	$47,788,343	$131,020,508
Undistributed net investment income (loss)	2,590	—	—	(113,024)
Accumulated net realized loss from investments and foreign currency transactions	(12,505,810)	(16,121,417)	(8,268,217)	(2,181,127)
Net unrealized depreciation of investments and foreign currency translations	(10,808,431)	(1,777,164)	(13,431,915)	(19,012,310)
Net Assets	$31,315,884	$21,358,046	$26,088,211	$109,714,047
Class A Shares—Net Assets	$3,863,193	$9,931,796	$17,105,244	$33,417,262
Shares Outstanding	493,947	949,966	3,260,295	3,741,105
Net asset value and redemption price per share	$7.82	$10.45	$5.25	$8.93
Offering price per share based on a maximum sales charge of 5.75% (NAV per share/(100%-5.75%)	$8.30	$11.09	n/a	n/a
Offering price per share based on a maximum sales charge of 4.25% (NAV per share/(100%-4.25%)	n/a	n/a	$5.48	$9.33
Class B Shares—Net Assets	$1,741,773	$2,434,467	$2,576,944	$6,349,381
Shares Outstanding	237,587	236,506	497,009	716,441
Net asset value and offering price per share	$7.33	$10.29	$5.18	$8.86
Class C Shares—Net Assets	$3,558,469	$2,926,336	$3,515,974	$41,386,816
Shares Outstanding	485,913	281,813	679,232	4,640,893
Net asset value and offering price per share	$7.32	$10.38	$5.18	$8.92
Institutional Class Shares—Net Assets	$22,152,449	$6,065,447	$2,890,049	$28,560,588
Shares Outstanding	2,687,596	575,513	546,257	3,187,448
Net asset value, offering and redemption price per share	$8.24	$10.54	$5.29	$8.96

* Investments at cost	$44,960,549	$23,690,270	$39,619,617	$140,394,771
** Foreign currency at cost	—	—	—	$117

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

December 31, 2008

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Assets:
Investments at value* (including securities on loan valued at $2,668,838 and $0, respectively)	$276,610,258	$243,899,048
Receivable for delayed delivery investments sold	23,330,344	6,053,751
Receivable for Fund shares sold	822,468	339,704
Dividends, interest and other receivables	1,461,580	1,057,111
Receivable for variation margin on futures	355,628	89,463
Prepaid expenses	36,001	12,628
Total assets	302,616,279	251,451,705
Liabilities:
Payable to Custodian	—	1,875
Payable upon return of securities loaned	2,519,726	—
Payable for delayed delivery investments purchased	50,027,714	79,326,808
Payable for investments purchased	—	13,850
Payable for Fund shares repurchased	1,091,321	714,630
Payable for TBA sale commitments	4,926,000	1,023,438
Payable for variation margin on futures	296,506	28,025
Investment advisory and management fee payable	145,222	88,994
Other accrued expenses	61,310	73,512
Total liabilities	59,067,799	81,271,132

Net Assets	$243,548,480	$170,180,573
Shares outstanding	26,477,209	16,735,368
Net asset value, offering and redemption price per share	$9.20	$10.17
Net Assets Represent:
Paid-in capital	$260,200,924	$179,101,951
Undistributed net investment income	2,715	30,161
Accumulated net realized loss from investments and futures contracts	(7,343,656)	(2,361,399)
Net unrealized depreciation of investments, futures contracts and TBA sale commitments	(9,311,503)	(6,590,140)
Net Assets	$243,548,480	$170,180,573

* Investments at cost	$284,684,391	$250,933,845

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2008

	Managers AMG Chicago Equity Partners Mid-Cap Fund	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Investment Income:
Dividend income	$833,281	$234,056	$50,087	$349,020	$914,752	$491,288
Interest income	—	418,551	3,311,914	7,019,338	10,889,362	9,285,588
Securities lending fees	58,888	13,640	26,490	85,368	9,102	4,568
Total investment income	892,169	666,247	3,388,491	7,453,726	11,813,216	9,781,444
Expenses:
Investment advisory and management fees	366,456	130,734	243,584	512,778	1,756,639	1,315,588
Administrative fees	104,702	37,353	69,595	227,901	—	—
Distribution Fees—Class A	13,431	10,321	54,639	84,844	—	—
Distribution Fees—Class B	43,157	40,897	47,224	80,833	—	—
Distribution Fees—Class C	62,969	34,991	53,164	403,862	—	—
Registration fees	46,194	43,463	45,526	46,536	34,539	21,143
Professional fees	37,149	29,802	37,124	57,435	93,808	81,193
Custodian	24,430	21,571	41,381	28,849	81,981	55,640
Transfer agent	17,778	6,695	24,917	34,084	65,220	249,577
Reports to shareholders	17,400	6,652	17,531	21,821	34,826	41,280
Trustees fees and expenses	4,071	1,271	2,751	8,843	18,684	11,405
Miscellaneous	7,263	3,645	23,644	4,907	8,735	7,397
Total expenses before offsets	745,000	367,395	661,080	1,512,693	2,094,432	1,783,223
Expense reimbursement	(104,179)	(93,206)	(171,743)	(269,099)	—	(107,402)
Expense reductions	(29,094)	(8,669)	(629)	(2,914)	(13,675)	(8,026)
Net expenses	611,727	265,520	488,708	1,240,680	2,080,757	1,667,795
Net investment income	280,442	400,727	2,899,783	6,213,046	9,732,459	8,113,649
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment transactions	(11,493,243)	(863,028)	(1,475,419)	676,661	(376,321)	1,235,439
Net realized loss on options and futures contracts	—	—	—	—	(5,015,082)	(260,937)
Net realized loss on foreign currency transactions	—	—	—	(124,086)	—	—
Net unrealized depreciation of investments	(14,400,228)	(3,372,720)	(12,135,159)	(20,587,854)	(7,233,086)	(7,918,241)
Net unrealized appreciation (depreciation) of futures contracts	—	—	—	—	(1,004,368)	48,048
Net unrealized depreciation of foreign currency translations	—	—	—	(22,955)	—	—
Net realized and unrealized loss	(25,893,471)	(4,235,748)	(13,610,578)	(20,058,234)	(13,628,857)	(6,895,691)
Net increase (decrease) in net assets resulting from operations	$(25,613,029)	$(3,835,021)	$(10,710,795)	$(13,845,188)	$(3,896,398)	$1,217,958

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the years ended December 31,

	Managers AMG Chicago Equity Partners Mid-Cap Fund		Managers AMG Chicago Equity Partners Balanced Fund
	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$280,442	$(95,181)	$400,727	$347,759
Net realized gain (loss) on investments and foreign currency transactions	(11,493,243)	9,759,495	(863,028)	1,622,090
Net unrealized appreciation (depreciation) of investments and foreign currency translations	(14,400,228)	(8,462,133)	(3,372,720)	(1,021,872)
Net increase (decrease) in net assets resulting from operations	(25,613,029)	1,202,181	(3,835,021)	947,977
Distributions to Shareholders:
From net investment income:
Class A	(29,318)	—	(128,430)	(41,572)
Class B	—	—	(48,453)	(91,395)
Class C	—	—	(49,264)	(54,519)
Institutional Class	(245,740)	—	(170,512)	(182,482)
From net realized gain on investments:
Class A	(4,013)	(543,259)	—	—
Class B	(1,900)	(535,307)	—	—
Class C	(3,738)	(641,479)	—	—
Institutional Class	(23,113)	(3,769,867)	—	—
Return of capital:
Class A	—	—	(11,286)	—
Class B	—	—	(2,780)	—
Class C	—	—	(3,360)	—
Institutional Class	—	—	(6,852)	—
Total distributions to shareholders	(307,822)	(5,489,912)	(420,937)	(369,968)
From Capital Share Transactions:
Proceeds from sale of shares	4,850,028	8,549,376	11,344,962	2,248,776
Reinvestment of dividends and distributions	252,585	4,213,056	240,711	236,946
Cost of shares repurchased	(20,919,460)	(23,552,407)	(5,840,568)	(5,768,240)
Net increase (decrease) from capital share transactions	(15,816,847)	(10,789,975)	5,745,105	(3,282,518)
Total increase (decrease) in net assets	(41,737,698)	(15,077,706)	1,489,147	(2,704,509)
Net Assets:
Beginning of year	73,053,582	88,131,288	19,868,899	22,573,408
End of year	$31,315,884	$73,053,582	$21,358,046	$19,868,899
End of year undistributed net investment income (loss)	$2,590	—	—	$2,097

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund		Managers Fixed Income Fund
2008	2007	2008	2007

$2,899,783	$3,096,302	$6,213,046	$3,794,418
(1,475,419)	517,236	552,575	379,470
(12,135,159)	(2,479,264)	(20,610,809)	87,612
(10,710,795)	1,134,274	(13,845,188)	4,261,500

(1,870,572)	(1,827,273)	(1,887,389)	(928,844)
(361,874)	(540,529)	(384,003)	(500,146)
(419,878)	(430,397)	(1,992,311)	(1,155,466)
(256,424)	(307,268)	(1,843,604)	(1,576,517)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(2,908,748)	(3,105,467)	(6,107,307)	(4,160,973)

23,364,772	23,125,690	69,659,067	52,824,061
2,090,161	1,914,562	3,710,771	2,372,039
(26,043,337)	(36,750,191)	(42,420,841)	(22,759,542)
(588,404)	(11,709,939)	30,948,997	32,436,558
(14,207,947)	(13,681,132)	10,996,502	32,537,085

40,296,158	53,977,290	98,717,545	66,180,460
$26,088,211	$40,296,158	$109,714,047	$98,717,545
—	$3,921	$(113,024)	$(81,339)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Managers Short Duration Government Fund
	For the year ended December 31, 2008	For the period from April 1, 2007 to December 31, 2007	For the fiscal year ended March 31, 2007
Increase (Decrease) in Net Assets From Operations:
Net investment income	$9,732,459	$6,675,804	$8,483,687
Net realized gain (loss) on investments, options and futures	(5,391,403)	(614,286)	721,946
Net unrealized appreciation (depreciation) of investments, options and futures	(8,237,454)	763,188	782,009
Net increase (decrease) in net assets resulting from operations	(3,896,398)	6,824,706	9,987,642
Distributions to Shareholders:
From net investment income	(9,735,159)	(6,670,389)	(8,566,062)
From net realized gain on investments	—	—	—
Total distributions to shareholders	(9,735,159)	(6,670,389)	(8,566,062)
From Capital Share Transactions:
Proceeds from sale of shares	211,840,428	122,092,292	123,190,502
Reinvestment of dividends and distributions	9,362,027	6,371,801	8,136,268
Cost of shares repurchased	(199,139,461)	(73,485,510)	(159,287,605)
Net increase (decrease) from capital share transactions	22,062,994	54,978,583	(27,960,835)
Total increase (decrease) in net assets	8,431,437	55,132,900	(26,539,255)
Net Assets:
Beginning of period	235,117,043	179,984,143	206,523,398
End of period	$243,548,480	$235,117,043	$179,984,143
End of period undistributed net investment income	$2,715	$732,491	$727,076
Share Transactions:
Sale of shares	22,203,945	12,626,197	12,771,423
Reinvestment of dividends and distributions	985,459	659,682	844,943
Shares repurchased	(20,999,033)	(7,593,562)	(16,513,626)
Net increase (decrease) in shares	2,190,371	5,692,317	(2,897,260)

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund
For the year ended December 31, 2008	For the period from April 1, 2007 to December 31, 2007	For the fiscal year ended March 31, 2007

$8,113,649	$6,388,790	$7,934,407
974,502	297,557	(348,413)
(7,870,193)	2,054,940	2,980,940
1,217,958	8,741,287	10,566,934

(8,103,541)	(6,439,350)	(7,937,857)
(2,192,978)	—	—
(10,296,519)	(6,439,350)	(7,937,857)

69,809,959	54,398,859	66,087,961
9,362,400	5,657,461	7,038,492
(93,353,146)	(51,689,803)	(87,529,430)
(14,180,787)	8,366,517	(14,402,977)
(23,259,348)	10,668,454	(11,773,900)

193,439,921	182,771,467	194,545,367
$170,180,573	193,439,921	$182,771,467
$30,161	$788	$51,348

6,633,814	5,177,651	6,314,692
903,908	539,286	675,812
(8,928,366)	(4,935,351)	(8,405,912)
(1,390,644)	781,586	(1,415,408)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A
Managers AMG Chicago Equity Partners Mid-Cap Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$13.67	$14.60	$13.48	$12.10	$10.36
Income from Investment Operations:
Net investment income (loss)	0.06	(0.02)[2]	0.05	(0.01)[2]	(0.02)
Net realized and unrealized gain (loss) on investments	(5.84)	0.17 [2]	1.11	1.39 [2]	1.76
Total from investment operations	(5.78)	0.15	1.16	1.38	1.74
Less Distributions to Shareholders from:
Net investment income	(0.06)	—	(0.04)	—	—
Net realized gain on investments	(0.01)	(1.08)	—	—	—
Total distributions to shareholders	(0.07)	(1.08)	(0.04)	—	—
Net Asset Value, End of Year	$7.82	$13.67	$14.60	$13.48	$12.10
Total Return [1]	(42.28)%	0.84%	8.69%	11.32%	16.80%
Ratio of net expenses to average net assets	1.18%	1.21%	1.23%	1.33%	1.41%
Ratio of net investment income (loss) to average net assets [1]	0.57%	(0.10)%	0.34%	(0.13)%	(0.16)%
Portfolio turnover	107%	125%	85%	84%	90%
Net assets at end of year (000’s omitted)	$3,863	$6,464	$9,178	$8,712	$9,168

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.44%	1.37%	1.36%	1.45%	1.68%
Ratio of net investment income (loss) to average net assets	0.31%	(0.25)%	0.22%	(0.24)%	(0.43)%

	Class C
Managers AMG Chicago Equity Partners Mid-Cap Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$12.79	$13.80	$12.83	$11.60	$9.99
Income from Investment Operations:
Net investment income (loss)	(0.03)	(0.12)[2]	(0.06)	(0.06)[2]	(0.08)
Net realized and unrealized gain (loss) on investments	(5.43)	0.12 [2]	1.07	1.29 [2]	1.69
Total from investment operations	(5.46)	—	1.01	1.23	1.61
Less Distributions to Shareholders from:
Net investment income	—	—	(0.04)	—	—
Net realized gain on investments	(0.01)	(1.01)	—	—	—
Total distributions to shareholders	(0.01)	(1.01)	(0.04)	—	—
Net Asset Value, End of Year	$7.32	$12.79	$13.80	$12.83	$11.60
Total Return [1]	(42.71)%	(0.19)%	7.87%	10.60%	16.12%
Ratio of net expenses to average net assets	1.94%	1.96%	1.98%	1.99%	1.91%
Ratio of net investment income (loss) to average net assets [1]	(0.23)%	(0.85)%	(0.41)%	(0.79)%	(0.67)%
Portfolio turnover	107%	125%	85%	84%	90%
Net assets at end of year (000’s omitted)	$3,558	$8,651	$11,748	$13,845	$15,393

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	2.19%	2.12%	2.11%	2.11%	2.18%
Ratio of net investment income (loss) to average net assets	(0.49)%	(1.02)%	(0.56)%	(0.91)%	(0.94)%

Class B
2008	2007	2006	2005	2004
$12.80	$13.79	$12.82	$11.59	$9.98

(0.06)	(0.13)[2]	(0.08)	(0.06)[2]	(0.07)
(5.40)	0.15 [2]	1.09	1.29 [2]	1.68
(5.46)	0.02	1.01	1.23	1.61

—	—	(0.04)	—	—
(0.01)	(1.01)	—	—	—
(0.01)	(1.01)	(0.04)	—	—
$7.33	$12.80	$13.79	$12.82	$11.59
(42.67)%	(0.03)%	7.88%	10.61%	16.13%
1.94%	1.96%	1.98%	1.99%	1.90%
(0.30)%	(0.86)%	(0.41)%	(0.79)%	(0.67)%
107%	125%	85%	84%	90%
$1,742	$6,909	$11,197	$15,512	$17,226

2.20%	2.12%	2.11%	2.11%	2.18%
(0.56)%	(1.02)%	(0.59)%	(0.91)%	(0.95)%

Institutional Class
2008	2007	2006	2005	2004
$14.42	$15.41	$14.19	$12.70	$10.82

0.10	0.03 [2]	0.09	0.10 [2]	0.04
(6.18)	0.11 [2]	1.17	1.39 [2]	1.84
(6.08)	0.14	1.26	1.49	1.88

(0.09)	—	(0.04)	—	—
(0.01)	(1.13)	—	—	—
(0.10)	(1.13)	(0.04)	—	—
$8.24	$14.42	$15.41	$14.19	$12.70
(42.13)%	0.78%	8.96%	11.74%	17.37%
0.94%	0.96%	0.98%	0.99%	0.90%
0.77%	0.16%	0.59%	0.21%	0.33%
107%	125%	85%	84%	90%
$22,152	$51,029	$56,008	$59,571	$60,656

1.19%	1.12%	1.11%	1.11%	1.18%
0.51%	0.01%	0.47%	0.09%	0.06%

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A
Managers AMG Chicago Equity Partners Balanced Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$13.18	$12.86	$11.55	$11.24	$10.42
Income from Investment Operations:
Net investment income	0.29	0.25	0.25	0.17	0.17
Net realized and unrealized gain (loss) on investments	(2.74)	0.34	1.32	0.30	0.81
Total from investment operations	(2.45)	0.59	1.57	0.47	0.98
Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.27)	(0.26)	(0.16)	(0.16)
Return of capital	(0.01)	—	—	—	—
Total distributions to shareholders	(0.28)	(0.27)	(0.26)	(0.16)	(0.16)
Net Asset Value, End of Year	$10.45	$13.18	$12.86	$11.55	$11.24
Total Return [1]	(18.68)%	4.63%	13.73%	4.24%	9.45%
Ratio of net expenses to average net assets	1.17%	1.23%	1.23%	1.31%	1.47%
Ratio of net investment income to average net assets [1]	2.53%	1.93%	2.05%	1.45%	1.46%
Portfolio turnover	99%	206%	66%	53%	85%
Net assets at end of year (000’s omitted)	$9,932	$2,076	$1,933	$1,677	$2,366

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.68%	1.78%	1.81%	1.85%	2.05%
Ratio of net investment income to average net assets	2.03%	1.38%	1.49%	0.89%	0.88%

	Class C
Managers AMG Chicago Equity Partners Balanced Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$13.08	$12.76	$11.46	$11.16	$10.35
Income from Investment Operations:
Net investment income	0.18	0.16	0.16	0.09	0.11
Net realized and unrealized gain (loss) on investments	(2.70)	0.33	1.31	0.30	0.81
Total from investment operations	(2.52)	0.49	1.47	0.39	0.92
Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.17)	(0.17)	(0.09)	(0.11)
Return of capital	(0.01)	—	—	—	—
Total distributions to shareholders	(0.18)	(0.17)	(0.17)	(0.09)	(0.11)
Net Asset Value, End of Year	$10.38	$13.08	$12.76	$11.46	$11.16
Total Return [1]	(19.36)%	3.86%	12.88%	3.49%	8.88%
Ratio of net expenses to average net assets	1.96%	1.98%	1.98%	1.98%	1.97%
Ratio of net investment income to average net assets [1]	1.57%	1.17%	1.30%	0.79%	0.97%
Portfolio turnover	99%	206%	66%	53%	85%
Net assets at end of year (000’s omitted)	$2,926	$4,013	$4,479	$5,081	$6,377

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	2.52%	2.53%	2.56%	2.52%	2.56%
Ratio of net investment income to average net assets	1.01%	0.62%	0.71%	0.24%	0.38%

Class B
2008	2007	2006	2005	2004
$12.96	$12.64	$11.36	$11.06	$10.26

0.16	0.16	0.18	0.09	0.34
(2.66)	0.33	1.29	0.30	0.80
(2.50)	0.49	1.47	0.39	1.14

(0.16)	(0.17)	(0.19)	(0.09)	(0.34)
(0.01)	—	—	—	—
(0.17)	(0.17)	(0.19)	(0.09)	(0.34)
$10.29	$12.96	$12.64	$11.36	$11.06
(19.38)%	3.86%	12.83%	3.53%	11.11%
1.97%	1.98%	1.98%	1.98%	1.97%
1.53%	1.16%	1.30%	0.79%	0.97%
99%	206%	66%	53%	85%
$2,434	$6,026	$8,485	$9,692	$11,090

2.55%	2.53%	2.56%	2.52%	2.57%
0.95%	0.61%	0.71%	0.25%	0.37%

Institutional Class
2008	2007	2006	2005	2004
$13.28	$12.96	$11.64	$11.33	$10.50

0.31	0.29	0.29	0.18	0.21
(2.74)	0.34	1.32	0.31	0.83
(2.43)	0.63	1.61	0.49	1.04

(0.30)	(0.31)	(0.29)	(0.18)	(0.21)
(0.01)	—	—	—	—
(0.31)	(0.31)	(0.29)	(0.18)	(0.21)
$10.54	$13.28	$12.96	$11.64	$11.33
(18.51)%	4.87%	13.98%	4.57%	10.04%
0.96%	0.98%	0.98%	0.98%	0.97%
2.58%	2.18%	2.30%	1.80%	1.98%
99%	206%	66%	53%	85%
$6,065	$7,754	$7,676	$7,501	$8,111

1.52%	1.53%	1.56%	1.52%	1.57%
2.02%	1.63%	1.73%	1.26%	1.37%

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A
Managers High Yield Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$8.23	$8.63	$8.30	$8.67	$8.46
Income from Investment Operations:
Net investment income	0.64	0.59	0.55	0.57	0.67
Net realized and unrealized gain (loss) on investments	(2.99)	(0.40)	0.33	(0.37)	0.19
Total from investment operations	(2.35)	0.19	0.88	0.20	0.86
Less Distributions to Shareholders from:
Net investment income	(0.63)	(0.59)	(0.55)	(0.57)	(0.65)
Total distributions to shareholders	(0.63)	(0.59)	(0.55)	(0.57)	(0.65)
Net Asset Value, End of Year	$5.25	$8.23	$8.63	$8.30	$8.67
Total Return [1]	(30.02)%[4]	2.25%	11.07%	2.37%	10.62%
Ratio of net expenses to average net assets	1.15%[9]	1.15%	1.15%	1.22%	1.40%
Ratio of net investment income to average net assets [1]	8.57%[9]	6.92%	6.65%	6.64%	7.68%
Portfolio turnover	41%	51%	65%	63%	74%
Net assets at end of year (000’s omitted)	$17,105	$24,151	$26,953	$20,478	$16,612

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.70%	1.55%	1.54%	1.59%	1.72%
Ratio of net investment income to average net assets	8.01%	6.52%	6.26%	6.28%	7.37%

	Class C
Managers High Yield Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$8.12	$8.53	$8.21	$8.59	$8.39
Income from Investment Operations:
Net investment income	0.57	0.53	0.49	0.51	0.60
Net realized and unrealized gain (loss) on investments	(2.94)	(0.41)	0.32	(0.38)	0.21
Total from investment operations	(2.37)	0.12	0.81	0.13	0.81
Less Distributions to Shareholders from:
Net investment income	(0.57)	(0.53)	(0.49)	(0.51)	(0.61)
Total distributions to shareholders	(0.57)	(0.53)	(0.49)	(0.51)	(0.61)
Net Asset Value, End of Year	$5.18	$8.12	$8.53	$8.21	$8.59
Total Return [1]	(30.54)%[4]	1.32%	10.24%	1.60%	10.08%
Ratio of net expenses to average net assets	1.90%[9]	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets [1]	7.91%[9]	6.18%	5.89%	5.97%	7.17%
Portfolio turnover	41%	51%	65%	63%	74%
Net assets at end of year (000’s omitted)	$3,516	$6,186	$7,653	$7,934	$10,474

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	2.46%	2.30%	2.29%	2.27%	2.27%
Ratio of net investment income to average net assets	7.36%	5.78%	5.50%	5.60%	6.80%

Class B
2008	2007	2006	2005	2004
$8.13	$8.54	$8.22	$8.60	$8.40

0.56	0.54	0.50	0.51	0.60
(2.94)	(0.43)	0.31	(0.38)	0.21
(2.38)	0.11	0.81	0.13	0.81

(0.57)	(0.52)	(0.49)	(0.51)	(0.61)
(0.57)	(0.52)	(0.49)	(0.51)	(0.61)
$5.18	$8.13	$8.54	$8.22	$8.60
(30.62)%[4]	1.30%	10.21%	1.59%	10.07%
1.90%[9]	1.90%	1.90%	1.90%	1.90%
7.80%[9]	6.14%	5.88%	5.96%	7.18%
41%	51%	65%	63%	74%
$2,577	$6,536	$12,318	$17,782	$27,287

2.45%	2.30%	2.28%	2.27%	2.27%
7.25%	5.74%	5.50%	5.59%	6.81%

Institutional Class
2008	2007	2006	2005	2004
$8.29	$8.70	$8.36	$8.74	$8.52

0.64	0.64	0.58	0.60	0.73
(2.98)	(0.43)	0.34	(0.38)	0.18
(2.34)	0.21	0.92	0.22	0.91

(0.66)	(0.62)	(0.58)	(0.60)	(0.69)
(0.66)	(0.62)	(0.58)	(0.60)	(0.69)
$5.29	$8.29	$8.70	$8.36	$8.74
(29.80)%[4]	2.40%	11.38%	2.60%	10.69%
0.90%[9]	0.90%	0.90%	0.90%	0.90%
8.90%[9]	7.16%	6.91%	6.96%	8.00%
41%	51%	65%	63%	74%
$2,890	$3,423	$7,053	$3,440	$4,725

1.46%	1.30%	1.29%	1.27%	1.26%
8.34%	6.77%	6.51%	6.59%	7.64%

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A
Managers Fixed Income Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$10.54	$10.55	$10.36	$10.62	$10.56
Income from Investment Operations:
Net investment income	0.55	0.56	0.52	0.53	0.49
Net realized and unrealized gain (loss) on investments	(1.62)	0.01	0.19	(0.25)	0.07
Total from investment operations	(1.07)	0.57	0.71	0.28	0.56
Less Distributions to Shareholders from:
Net investment income	(0.54)	(0.58)	(0.52)	(0.54)	(0.50)
Total distributions to shareholders	(0.54)	(0.58)	(0.52)	(0.54)	(0.50)
Net Asset Value, End of Year	$8.93	$10.54	$10.55	$10.36	$10.62
Total Return [1]	(10.45)%	5.53%	7.10%	2.68%	5.44%
Ratio of net expenses to average net assets	0.84%	0.82%	0.74%	0.81%	1.02%
Ratio of net investment income to average net assets [1]	5.72%	5.12%	4.98%	4.65%	4.56%
Portfolio turnover	16%	17%	55%	24%	79%
Net assets at end of year (000’s omitted)	$33,417	$24,122	$11,776	$7,591	$5,723

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.08%	1.12%	1.15%	1.27%	1.48%
Ratio of net investment income to average net assets	5.48%	4.84%	4.60%	4.19%	4.11%

	Class C
Managers Fixed Income Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$10.54	$10.55	$10.36	$10.63	$10.58
Income from Investment Operations:
Net investment income	0.48	0.48	0.43	0.46	0.43
Net realized and unrealized gain (loss) on investments	(1.62)	0.01	0.20	(0.26)	0.07
Total from investment operations	(1.14)	0.49	0.63	0.20	0.50
Less Distributions to Shareholders from:
Net investment income	(0.48)	(0.50)	(0.44)	(0.47)	(0.45)
Total distributions to shareholders	(0.48)	(0.50)	(0.44)	(0.47)	(0.45)
Net Asset Value, End of Year	$8.92	$10.54	$10.55	$10.36	$10.63
Total Return [1]	(11.11)%	4.75%	6.31%	1.90%	4.85%
Ratio of net expenses to average net assets	1.59%	1.56%	1.49%	1.49%	1.54%
Ratio of net investment income to average net assets [1]	4.96%	4.38%	4.23%	3.96%	4.04%
Portfolio turnover	16%	17%	55%	24%	79%
Net assets at end of year (000’s omitted)	$41,387	$32,154	$15,454	$11,480	$13,703

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.83%	1.86%	1.90%	1.95%	1.99%
Ratio of net investment income to average net assets	4.73%	4.08%	3.82%	3.50%	3.59%

Class B
2008	2007	2006	2005	2004
$10.47	$10.48	$10.30	$10.56	$10.51

0.48	0.51	0.43	0.46	0.43
(1.62)	(0.03)	0.19	(0.25)	0.07
(1.14)	0.48	0.62	0.21	0.50

(0.47)	(0.49)	(0.44)	(0.47)	(0.45)
(0.47)	(0.49)	(0.44)	(0.47)	(0.45)
$8.86	$10.47	$10.48	$10.30	$10.56
(11.13)%	4.74%	6.25%	2.01%	4.90%
1.59%	1.55%	1.49%	1.49%	1.54%
4.90%	4.37%	4.23%	3.96%	4.04%
16%	17%	55%	24%	79%
$6,349	$9,029	$13,089	$16,837	$20,063

1.82%	1.85%	1.90%	1.95%	1.99%
4.66%	4.05%	3.80%	3.50%	3.59%

Institutional Class
2008	2007	2006	2005	2004
$10.59	$10.59	$10.40	$10.66	$10.61

0.58	0.59	0.54	0.56	0.54
(1.63)	0.01	0.19	(0.25)	0.07
(1.05)	0.60	0.73	0.31	0.61

(0.58)	(0.60)	(0.54)	(0.57)	(0.56)
(0.58)	(0.60)	(0.54)	(0.57)	(0.56)
$8.96	$10.59	$10.59	$10.40	$10.66
(10.23)%	5.84%	7.34%	2.91%	5.99%
0.59%	0.56%	0.49%	0.49%	0.50%
5.93%	5.37%	5.23%	4.96%	5.09%
16%	17%	55%	24%	79%
$28,561	$33,412	$25,861	$25,641	$24,559

0.83%	0.86%	0.90%	0.95%	0.97%
5.69%	5.07%	4.82%	4.50%	4.63%

Financial Highlights

For a share outstanding throughout each year ended

Short Duration Government Fund	For the year ended December 31, 2008	For the period from April 1, 2007 to December 31, 2007	For the fiscal year ended March 31,
			2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.68	$9.68	$9.61	$9.66	$9.69	$9.74
Income from Investment Operations:
Net investment income	0.34	0.31	0.42	0.34	0.27	0.25
Net realized and unrealized gain (loss) on investments	(0.45)	0.01	0.06	(0.05)	(0.02)	(0.06)
Total from investment operations	(0.11)	0.32	0.48	0.29	0.25	0.19
Less Distributions to Shareholders from:
Net investment income	(0.37)	(0.32)	(0.41)	(0.34)	(0.28)	(0.24)
Total distributions to shareholders	(0.37)	(0.32)	(0.41)	(0.34)	(0.28)	(0.24)
Net Asset Value, End of Period	$9.20	$9.68	$9.68	$9.61	$9.66	$9.69
Total Return [1]	(1.19)%	3.41%[5]	5.05%	3.00%	2.62%	2.00%
Ratio of net expenses to average net assets [7]	0.83%	0.84%[6]	0.83%	0.83%	0.78%	0.78%
Ratio of net investment income to average net assets [1,7]	3.88%	4.49%[6]	4.15%	3.41%	2.90%	2.59%
Portfolio turnover	282%	199%[5]	230%	315%	341%	349%
Net assets at end of period (000’s omitted)	$243,548	$235,117	$179,984	$206,523	$237,900	$198,726

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	0.84%	1.22%[6]	1.36%	1.08%	1.00%	0.95%
Ratio of net investment income to average net assets	3.87%	4.11%[6]	3.62%	3.16%	2.68%	2.42%

Financial Highlights

For a share outstanding throughout each year ended

Intermediate Duration Government Fund	For the year ended December 31, 2008	For the period from April 1, 2007 to December 31, 2007	For the fiscal year ended March 31,
			2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.67	$10.54	$10.37	$10.53	$10.74	$10.61
Income from Investment Operations:
Net investment income	0.45	0.37	0.47	0.37	0.26	0.23
Net realized and unrealized gain (loss) on investments	(0.37)	0.13	0.17	(0.16)	(0.06)	0.20
Total from investment operations	0.08	0.50	0.64	0.21	0.20	0.43
Less Distributions to Shareholders from:
Net investment income	(0.45)	(0.37)	(0.47)	(0.37)	(0.26)	(0.23)
Net realized gain on investments	(0.13)	—	—	—	(0.15)	(0.07)
Total distributions to shareholders	(0.58)	(0.37)	(0.47)	(0.37)	(0.41)	(0.30)
Net Asset Value, End of Period	$10.17	$10.67	$10.54	$10.37	$10.53	$10.74
Total Return [1]	0.85%	4.85%[5]	6.30%	2.02%	1.78%	4.07%
Ratio of net expenses to average net assets [8]	0.89%	0.83%[6]	0.87%	0.88%	0.88%	0.88%
Ratio of net investment income to average net assets [1,8]	4.32%	4.62%[6]	4.46%	3.53%	2.45%	2.09%
Portfolio turnover	429%	240%[5]	445%	672%	851%	667%
Net assets at end of period (000’s omitted)	$170,181	$193,440	$182,771	$194,545	$186,026	$123,826

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	0.95%	0.84%[6]	0.89%	0.88%	0.89%	0.93%
Ratio of net investment income to average net assets	4.26%	4.61%[6]	4.44%	3.53%	2.44%	2.04%

Notes to Financial Highlights

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the previous pages.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Per share numbers have been calculated using average shares.
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[4]	The total return is based on the Financial Statements Net Asset Values as shown.
[5]	Not annualized.
[6]	Annualized.
[7]

Excludes interest expense for the year ended December 31, 2008, the period ended December 31, 2007 and the fiscal years ended March 31, 2007, 2006, 2005 and 2004 of 0.00%, 0.38%, 0.53%, 0.23%, 0.16% and 0.03%, respectively. (See Note 1(c) of Notes to Financial Statements.)

[8]

Excludes interest expense for the year ended December 31, 2008, the period ended December 31, 2007 and the fiscal years ended March 31, 2007, 2006, 2005 and 2004 of 0.00%, 0.01%, 0.04%, 0.00%, 0.01% and 0.00%, respectively. (See Note 1(c) of Notes to Financial Statements.)

[9]	Excludes interest expense for the year ended December 31, 2008, of 0.06%. (See Note 1(c) of Notes to Financial Statements.)

Notes to Financial Statements

December 31, 2008

1.	Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are: Managers AMG Chicago Equity Partners Mid-Cap Fund (“Mid-Cap”), Managers AMG Chicago Equity Partners Balanced Fund (“Balanced”), Managers High Yield Fund (“High Yield”), Managers Fixed Income Fund (“Fixed Income”), Managers Short Duration Government Fund (“Short Duration”), and Managers Intermediate Duration Government Fund (“Intermediate Duration”), collectively the “Funds.”

Mid-Cap, Balanced, High Yield, and Fixed Income each offer four classes of shares: Class A, Class B, Class C and Institutional Class. Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class A, Class B and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at time of sale, whichever is less). Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are fair valued, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Notes to Financial Statements (continued)

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of December 31, 2008:

	Investments in	Other Financial
Level	Securities	Instruments*
Mid-Cap
Level 1	$34,021,678	—
Level 2	130,440	—
Level 3	—	—

Total	$34,152,118	—

Balanced
Level 1	$13,649,413	—
Level 2	8,263,693	—
Level 3	—	—

Total	$21,913,106	—

High Yield
Level 1	$3,856,289	—
Level 2	22,331,413	—
Level 3	—	—

Total	$26,187,702	—

Fixed Income
Level 1	$18,421,027	—
Level 2	102,976,569	—
Level 3		—

Total	$121,397,596	—

Short Duration
Level 1	$26,168,086	$(1,174,370)
Level 2	250,442,172	—
Level 3	—	—

Total	$276,610,258	$(1,174,370)

Intermediate Duration
Level 1	$8,980,598	$456,533
Level 2	234,918,450	—
Level 3	—	—

Total	$243,899,048	$456,533

*       Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the year ended December 31, 2008, under these arrangements, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were: Mid-Cap - $28,416 or 0.05%, and Balanced - $8,398 or 0.04%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (formerly The Bank of New York) (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2008, the custodian expense was reduced as follows: Mid-Cap - $89, Balanced - $57, High Yield - $23, Fixed Income - $454, Short Duration - $2,051, Intermediate Duration – $1,018.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2008, overdraft fees and the impact on the expense ratios, if any, for Mid-Cap, Balanced, High Yield, Fixed Income, Short Duration, and Intermediate Duration equaled $2,312, $946, $20,723 or 0.06%, $0, $243, and $0, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2008, the transfer agent expense was reduced as follows: Mid-Cap - $589, Balanced - $214, High Yield - $386, Fixed Income - $1,294, Short Duration - $2,788, and Intermediate Duration - $2,127.

Notes to Financial Statements (continued)

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Portfolio – Capital Shares and JPMorgan U.S. Government Money Market Portfolio – Capital Shares. For the year ended December 31, 2008, the management fee was reduced as follows: Mid-Cap - $0, Balanced - $0, High Yield - $220, Fixed Income - $1,166, Short Duration - $8,836, and Intermediate Duration - $4,881.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually for the Mid-Cap Fund, monthly for the Fixed Income, High Yield, Short Duration and Intermediate Duration and quarterly for the Balanced Fund. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. The tax character of distributions paid during the fiscal years ended 2008 and 2007 were as follows:

	Mid Cap		Balanced		High Yield		Fixed Income
	2008	2007	2008	2007	2008	2007	2008	2007
Distributions paid from:
Ordinary income	$277,852	—	$396,655	$345,299	$2,908,748	$3,092,381	$6,107,307	$4,086,823
Short-term capital gains	—	—	—	—	—	—	—	—
Long-term capital gains	29,970	$5,486,487	—	—	—	—	—	—

	$307,822	$5,486,487	$396,655	$345,299	$2,908,748	$3,092,381	$6,107,307	$4,086,823

As a % of distributions paid (unaudited):
Qualified ordinary income	51.62%	—	48.06%	23.60%	—	—	—	—
Ordinary income—dividends received deduction	100.00%	—	54.23%	65.50%	—	—	—	—

	Short Duration		Intermediate Duration
	2008	2007	2008	2007
Distributions paid from:
Ordinary income	$9,735,159	$6,670,389	$8,106,785	$6,439,350
Short-term capital gains	—	—	1,562,810	—
Long-term capital gains	—	—	626,924	—

	$9,735,159	$6,670,389	$10,296,519	$6,439,350

As a % of distributions paid (unaudited):
Qualified ordinary income	—	—	—	—
Ordinary income - dividends received deduction	—	—	—	—

As of December 31, 2008, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Mid Cap	Balanced	High Yield	Fixed Income	Short Duration	Intermediate Duration
Capital loss carryforward	$2,458,446	$15,330,717	$7,511,141	$1,790,459	$2,379,692	—
Undistributed ordinary income	2,590	—	—	77,781	2,715	$30,161
Undistributed short-term capital gains	—	—	—	—	—	—
Undistributed long-term capital gains	—	—	—	—	—	—

Notes to Financial Statements (continued)

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005-2008), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the years ended December 31, 2008 and 2007, the capital stock transactions by class for Mid-Cap, Balanced, High Yield, and Fixed Income were:

	Mid-Cap				Balanced
	2008		2007		2008		2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	193,100	$2,186,766	174,624	$2,677,409	887,710	$9,935,110	56,145	$732,763
Reinvestment of distributions	2,277	17,119	17,545	245,106	3,175	36,148	1,923	25,329
Cost of shares repurchased	(174,458)	(1,997,426)	(347,741)	(5,297,263)	(98,450)	(1,068,697)	(50,851)	(680,836)

Net Increase (Decrease)—Class A	20,919	$206,459	(155,572)	$(2,374,748)	792,435	$8,902,561	7,217	$77,256

Class B:
Proceeds from sales	5,625	$56,961	33,150	$458,765	19,896	$233,307	9,773	$125,376
Reinvestment of distributions	122	860	13,109	171,594	1,609	18,325	1,954	25,272
Cost of shares repurchased	(307,761)	(3,310,412)	(318,832)	(4,596,519)	(249,963)	(2,999,626)	(217,938)	(2,810,029)

Net Decrease—Class B	(302,014)	$(3,252,591)	(272,573)	$(3,966,160)	(228,458)	$(2,747,994)	(206,211)	$(2,659,381)

Class C:
Proceeds from sales	12,546	$135,835	50,160	$688,679	34,838	$413,646	9,119	$119,367
Reinvestment of distributions	129	910	10,655	139,371	1,068	12,081	730	9,536
Cost of shares repurchased	(203,110)	(2,045,048)	(235,928)	(3,427,065)	(60,886)	(715,503)	(54,020)	(705,519)

Net Decrease—Class C	(190,435)	$(1,908,303)	(175,113)	$(2,599,015)	(24,980)	$(289,776)	(44,171)	$(576,616)

Institutional Class:
Proceeds from sales	199,679	$2,470,466	290,909	$4,724,523	63,486	$762,899	96,331	$1,271,270
Reinvestment of distributions	29,469	233,696	248,099	3,656,985	14,878	174,157	13,330	176,809
Cost of shares repurchased	(1,080,728)	(13,566,574)	(634,275)	(10,231,560)	(86,606)	(1,056,742)	(118,166)	(1,571,856)

Net Decrease—Institutional Class	(851,580)	$(10,862,412)	(95,267)	$(1,850,052)	(8,242)	$(119,686)	(8,505)	$(123,777)

Notes to Financial Statements (continued)

	High Yield				Fixed Income
	2008		2007		2008		2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	2,801,422	$20,561,791	2,321,944	$19,882,916	3,327,108	$32,869,031	1,696,074	$17,826,303
Reinvestment of distributions	230,576	1,572,459	181,714	1,545,504	111,756	1,075,961	48,605	506,986
Cost of shares repurchased	(2,706,598)	(20,623,729)	(2,693,687)	(23,063,355)	(1,986,511)	(18,515,373)	(572,203)	(6,036,138)

Net Increase (Decrease)—Class A	325,400	$1,510,521	(190,029)	$(1,634,935)	1,452,353	$15,429,619	1,172,476	$12,297,151

Class B:
Proceeds from sales	14,993	$109,348	26,725	$227,385	177,579	$1,818,362	63,279	$660,314
Reinvestment of distributions	21,065	141,495	11,860	99,730	15,233	147,128	13,190	137,318
Cost of shares repurchased	(342,829)	(2,470,946)	(677,011)	(5,779,918)	(338,815)	(3,309,389)	(463,226)	(4,837,057)

Net Decrease—Class B	(306,771)	$(2,220,103)	(638,426)	$(5,452,803)	(146,003)	$(1,343,899)	(386,757)	$(4,039,425)

Class C:
Proceeds from sales	77,051	$547,383	104,832	$881,044	2,518,847	$25,245,989	1,884,490	$19,847,157
Reinvestment of distributions	24,296	161,751	13,456	112,711	86,932	836,530	33,978	354,851
Cost of shares repurchased	(183,999)	(1,222,428)	(253,818)	(2,137,953)	(1,015,969)	(9,644,130)	(332,155)	(3,488,168)

Net Increase (Decrease)—Class C	(82,652)	$(513,294)	(135,530)	$(1,144,198)	1,589,810	$16,438,389	1,586,313	$16,713,840

Institutional Class:
Proceeds from sales	326,591	$2,146,250	237,475	$2,055,697	983,478	$9,725,685	1,377,200	$14,490,100
Reinvestment of distributions	31,126	214,456	27,420	235,265	169,130	1,651,152	130,502	1,373,072
Cost of shares repurchased	(224,492)	(1,726,234)	(662,798)	(5,768,965)	(1,120,916)	(10,951,949)	(793,501)	(8,398,180)

Net Increase (Decrease)—Institutional Class	133,225	$634,472	(397,903)	$(3,478,003)	31,692	$424,888	714,201	$7,464,992

Notes to Financial Statements (continued)

At December 31, 2008, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds:

Mid-Cap		Balanced
1 owns 48%	Class A	1 owns 81%	Class A
2 own 60%	Class B	1 owns 57%	Class B
1 owns 74%	Class C	1 owns 74%	Class C
2 own 96%	Inst. Class	1 owns 94%	Inst. Class

High Yield		Fixed Income
1 owns 55%	Class A	3 own 56%	Class A
2 own 57%	Class B	2 own 63%	Class B
3 own 67%	Class C	2 own 60%	Class C
3 own 85%	Inst. Class	3 own 82%	Inst. Class

Short Duration		Intermediate Duration
2 own 67%		1 owns 48%

g.	Capital Loss Carryovers

As of December 31, 2008, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

	Capital Loss
	Carryover Amount	Expires Dec. 31,
Mid-Cap	$2,458,446	2016

Balanced	$13,683,503	2009
	1,575,061	2010
	72,153	2016

Total	$15,330,717

High Yield	$6,767,059	2009
	744,082	2016

Total	$7,511,141

Fixed Income	$1,790,459	2009

Short Duration	$362,610	2009
	213,372	2012
	285,554	2014
	1,518,156	2016

Total	$2,379,692

For the year ended December 31, 2008, Balanced, Fixed Income, and Intermediate Duration utilized capital loss carryovers in the amounts of $1,178,534, $1,024,518, and $602,304, respectively.

h.	Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same or substantially the same assets later at a fixed price. An interest expense is charged to the Fund for the duration of the sale. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. For the year ended December 31, 2008, there were no reverse repurchase agreements, and therefore no interest expense.

i.	Delayed Delivery Transactions and When-Issued Securities

The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

j.	Dollar Roll and Reverse Dollar Roll Agreements

The Funds may enter into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Notes to Financial Statements (continued)

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds’ use of the cash that they receive from a dollar roll will provide a return that exceeds its cost.

k.	Securities Transacted on a When Issued Basis

The Funds may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA sale commitments outstanding at December 31, 2008 were as follows:

	Principal/Share
Fund	Amount	Security	Current Liability
Short Duration	$4,800,000	FNMA, 5.000%, 1/15/23	$4,926,000

Intermediate Duration	$1,000,000	FHLMC, 5.500%, 1/15/39	$1,023,438

l.	Futures Contracts

The Funds may use interest rate futures contracts for risk management purposes in order to reduce the interest rate risk of fixed income securities. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Short Duration had the following open futures contracts as of December 31, 2008:

	Number of			Unrealized
Type	Contracts	Position	Expiration Month	Gain/(Loss)
2-Year U.S. Treasury Note	241	Long	March 2009	$429,538
5-Year U.S. Treasury Note	122	Short	March 2009	(294,820)
10-Year U.S. Treasury Note	20	Short	March 2009	(67,706)
30- Year U.S. Treasury Bond	84	Long	March 2009	689,696
5-Year Swap	105	Short	March 2009	(240,615)
10-Year Swap	158	Short	March 2009	(859,301)
3-Month Eurodollar	61	Long	March 2008 - September 2011	306,782
3-Month Eurodollar	223	Short	March 2008 - December 2012	(1,137,944)

			Total	$(1,174,370)

Notes to Financial Statements (continued)

Intermediate Duration had the following open futures contracts as of December 31, 2008:

	Number of			Unrealized
Type	Contracts	Position	Expiration Month	Gain/(Loss)
2-Year U.S. Treasury Note	7	Short	March 2009	$(10,299)
5-Year U.S. Treasury Note	46	Short	March 2009	(111,162)
10-Year U.S. Treasury Note	34	Short	March 2009	(115,101)
30- Year U.S. Treasury Bond	3	Long	March 2009	24,110
5-Year Swap	20	Short	March 2009	(45,831)
10-Year Swap	6	Long	March 2009	19,954
3-Month Eurodollar	118	Long	September 2008 - September 2012	1,044,145
3-Month Eurodollar	44	Short	June 2010	(349,283)

			Total	$456,533

Futures transactions involve additional costs and may result in losses. The effective use of futures depends on the Fund’s ability to close futures positions at times when the Fund’s portfolio managers deem it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contracts themselves, and of the securities that are the subject of a hedge.

m.	Assets Pledged to Cover Margin Requirements for Open Futures Positions

The aggregate market value of assets pledged to cover margin requirements for the open futures positions at December 31, 2008 was:

Fund	Assets Pledged
Short Duration	$1,099,950
Intermediate Duration	277,924

n.	Option Contracts

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. For the year ended December 31, 2008, there were no options written or outstanding.

Notes to Financial Statements (continued)

o.	Stripped Securities

The Funds expect that interest-only STRIPS will be purchased for their hedging characteristics. Stripped Securities (“STRIPS”) are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive all of the principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s. These risks will be managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid that that of other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy of sell those securities at any particular time.

p.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

q.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to Subadvisory Agreements with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the year ended December 31, 2008, were as follows:

Investment
Management Fee
Mid-Cap	0.70%
Balanced	0.70%
High Yield	0.70%
Fixed Income	0.45%
Short Duration	0.70%
Intermediate Duration	0.70%

The Investment Manager has contractually agreed, through at least May 1, 2009 to waive fees and pay or reimburse expenses to the extent that the total operating expenses (exclusive of brokerage costs, interest, taxes, acquired fund fees and extraordinary expenses) exceed the following percentages of the following Fund’s average daily net assets.

Mid-Cap		Balanced
1.24%	Class A	1.25%	Class A
1.99%	Class B	2.00%	Class B
1.99%	Class C	2.00%	Class C
0.99%	Inst. Class	1.00%	Inst. Class

High Yield		Fixed Income
1.15%	Class A	0.84%	Class A
1.90%	Class B	1.59%	Class B
1.90%	Class C	1.59%	Class C
0.90%	Inst. Class	0.59%	Inst. Class

Intermediate Duration
0.89%

Notes to Financial Statements (continued)

Each Fund may be obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the above percentages, based on the Fund’s average daily net assets. For the year ended December 31, 2008, the Funds made no such repayments to the Investment Manager.

For the year ended December 31, 2008, the cumulative amount of expense reimbursement by the Investment Manager subject to the repayment by Mid-Cap, Balanced, High Yield, Fixed Income, and Intermediate Duration equaled $318,462, $337,110, $545,337, $756,014, and $107,402, respectively. Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses exclude the impact of expense reimbursements and expense offsets such as brokerage recapture credits but include non-reimbursable expenses such as interest and taxes, if any.

Mid-Cap, Balanced, High Yield, and Fixed Income have entered into an Administration and Shareholder Servicing Agreement under which Managers Investment Group LLC serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. During the year ended December 31, 2008, each of these Funds paid an Administration fee at the rate of 0.20% per annum of the Fund’s average daily net assets.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. The MDI serves as the principal underwriter for each Fund in the Trust. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Mid-Cap, Balanced, High Yield, and Fixed Income have adopted distribution and service plans with respect to the Class A, Class B and Class C shares of each Fund (the “Plans”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plans, each Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to MDI up to 0.25%, 1.00% and 1.00% annually of each Fund’s average daily net assets attributable to its Class A, Class B and Class C shares, respectively.

The Plans further provide for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

The following summarizes the total fees incurred under the plans for Class A, Class B and Class C shares for the year ended December 31, 2008:

Amount
Mid-Cap	$119,557
Balanced	86,209
High Yield	155,027
Fixed Income	569,539

Notes to Financial Statements (continued)

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2008, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Mid-Cap	$56,512,898	$72,894,347	n/a	n/a
Balanced	14,235,623	8,757,527	$9,589,375	$9,678,049
High Yield	13,470,171	16,056,522	n/a	n/a
Fixed Income	41,932,089	7,575,634	3,918,018	9,554,468
Short Duration	4,906,843	9,987,103	799,207,127	776,033,078
Intermediate Duration	136,309	3,173,825	1,060,435,805	1,038,902,965

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September and October of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established separate sleeves of the ICRF to hold these securities. The net impact of these positions is not material to each Fund. Each Fund’s position in the separate sleeves of the ICRF is included in the Schedule of Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value of the Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

Notes to Financial Statements (continued)

6.	Risks Associated with High Yield Securities

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7.	New Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Management is currently evaluating the impact of SFAS 161 on the Funds’ financial statement disclosures, if any.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2008 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Mid-Cap, Balanced, High Yield, Fixed Income, Short Duration, and Intermediate Duration hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2008, $29,970, $0, $0, $0, $0 and $626,924, respectively or, if subsequently determined to be different, the net capital gains of such year.

The Balanced Fund previously reported estimated sources of dividends, short-term capital gains and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the following serves as a correction of such estimates. 5.77% of distributions to shareholders declared from net investment income during the Fund’s year were reclassified to return of capital and are reflected as such in the Balanced Fund’s Statement of Changes in Net Assets and Financial Highlights.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust II and the Shareholders of Managers AMG Chicago Equity Partners Mid-Cap Fund, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund, Managers Fixed Income Fund, Managers Intermediate Duration Government Fund and Managers Short Duration Government Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG Chicago Equity Partners Mid-Cap Fund, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund, Managers Fixed Income Fund, Managers Intermediate Duration Government Fund and Managers Short Duration Government Fund (six of the series constituting Managers Trust II, hereafter referred to as the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2009

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 32 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 32 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004- 2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS
EMERGING MARKETS EQUITY
Rexiter Capital Management Limited

ESSEX GROWTH
ESSEX LARGE CAP GROWTH
ESSEX SMALL/MICRO CAP GROWTH
Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY
FQ U.S. EQUITY
First Quadrant, L.P.

GW&K MULTI-CAP EQUITY
Gannet Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP
MICRO-CAP
Lord, Abbett & Co. LLC
WEDGE Capital Management L.L.P.
OFI Institutional Asset Management, Inc.
Next Century Growth Investors LLC

INTERNATIONAL EQUITY
AllianceBernstein L.P.
Lazard Asset Management, LLC
Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS
MID-CAP
Chicago Equity Partners, LLC

REAL ESTATE SECURITIES
Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES
PORTFOLIO
Skyline Asset Management, L.P.

SMALL CAP
TIMESSQUARE MID CAP GROWTH
TIMESSQUARE SMALL CAP GROWTH
TimesSquare Capital Management, LLC

SPECIAL EQUITY
Ranger Investment Management, L.P.
Lord, Abbett & Co. LLC
Skyline Asset Management, L.P.
Smith Asset Management Group, L.P.
Federated MDTA LLC
Westport Asset Management, Inc.

SYSTEMATIC VALUE
SYSTEMATIC MID CAP VALUE
Systematic Financial Management, L.P.

BALANCED FUNDS
CHICAGO EQUITY PARTNERS BALANCED
Chicago Equity Partners, LLC

GLOBAL
AllianceBernstein L.P.
First Quadrant, L.P.
Wellington Management Company, LLP

ALTERNATIVE FUNDS
FQ GLOBAL ALTERNATIVES
First Quadrant, L.P.

INCOME FUNDS
BOND (MANAGERS)
FIXED INCOME
GLOBAL BOND
Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)
Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE
Miller Tabak Asset Management LLC

GW&K MUNICIPAL ENHANCED YIELD
Gannet Welsh & Kotler, LLC

HIGH YIELD
J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT
SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.

MONEY MARKET
JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended December 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2008	Fiscal 2007
Managers AMG Chicago Equity Partners Mid-Cap Fund	$21,594	$19,161
Managers AMG Chicago Equity Partners Balanced Fund	$20,551	$21,101
Managers High Yield Fund	$21,704	$22,286
Managers Fixed Income Fund	$26,789	$23,471
Managers Short Duration Government Fund	$22,897	$20,804
Managers Intermediate Duration Government Fund	$22,897	$20,804
All Funds in the Managers Complex Audited by PwC	$769,183	$758,032

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2008	Fiscal 2007
Managers AMG Chicago Equity Partners Mid-Cap Fund	$5,556	$6,000
Managers AMG Chicago Equity Partners Balanced Fund	$5,656	$6,200
Managers High Yield Fund	$6,327	$6,600
Managers Fixed Income Fund	$6,135	$6,400
Managers Intermediate Duration Government Fund	$8,939	$9,100
Managers Intermediate Duration Government Fund	$8,939	$9,100

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre- approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2007	2006	2007	2006	2007	2006
Control Affiliates	$467,485	$357,120	$1,264,360	$839,245	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/s/ John H. Streur
John H. Streur, President

Date:	February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Streur
John H. Streur, President

Date:	February 27, 2009

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	February 27, 2009